                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                              INVESTMENT COMPANIES

Investment Company Act file number  333-123257

                            MARKET VECTORS ETF TRUST
               (Exact name of registrant as specified in charter)

                     335 Madison Avenue, New York, NY 10017
               (Address of principal executive offices) (Zip code)

                         Van Eck Associates Corporation
                     335 MADISON AVENUE, NEW YORK, NY 10017
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 293-2000

Date of fiscal year end:  DECEMBER 31

Date of reporting period: DECEMBER 31, 2013

Item 1. Report to Shareholders

ANNUAL REPORT D e c e m b e r 3 1 , 2 0 1 3

MARKET VECTORS

INTERNATIONAL ETFs

The information contained in these shareholder letters represent the opinions of Van Eck Global and may differ from other persons. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. The information contained herein regarding each index has been provided by the relevant index provider. Also, unless otherwise specifically noted, any discussion of the Funds’ holdings and the Funds’ performance, and the views of Van Eck Global are as of December 31, 2013, and are subject to change.

MARKET VECTORS INTERNATIONAL ETFs

(unaudited)

Dear Shareholder:

On January 7, 2014, the Market Vectors China ETF was renamed Market Vectors ChinaAMC A-Share ETF (PEK), and now offers direct exposure to physical China A-shares, many of which are not listed on other international exchanges.

When PEK was launched on October 13, 2010, it was the first ETF of its kind to offer broad exposure to China A-shares, which represent the largest portion of China’s equity market. Now, through our agreement with China Asset Management (Hong Kong) Limited (“ChinaAMC”), a wholly owned subsidiary of China Asset Management, China’s largest management company in terms of mutual fund assets under management, PEK is able to have direct exposure to physical China A-shares.

The China A-share market is currently only accessible by domestic Chinese investors and certain approved institutional investors, making it difficult for U.S. investors and other foreign investors to access local companies.

A recent article from McKinsey† describes the growth of China’s middle class as “explosive” and an instrument of “sweeping economic change and social transformation”. It sees the middle class (both upper and mass) as set to expand over the next couple of decades, with the upper middle class becoming the prime mover behind consumer spending. McKinsey estimates that, by 2022, the upper middle class will account for 54% of urban households (2012: 14%), and 56% of urban private consumption (2012: 20%).

With ChinaAMC serving as sub-advisor to the fund, we have the ability to provide access to China’s domestic growth story by directly investing in shares of local Chinese companies that may be poised to benefit from the rapidly growing middle class. We believe this access makes PEK an even more compelling investment option for China-focused investors, particularly when one considers the market capitalization of China A-shares relative to the rest of the emerging markets universe.

Market Capitalization ($) of Primary Emerging Markets*

*	Estimated, by percentage of total market capitalization; Bloomberg, WFE, HKEx, November 30, 2013.

1

MARKET VECTORS INTERNATIONAL ETFs

(unaudited)

Market Vectors continues to be an industry leader in offering single-country and region-specific equity ETFs. When performance varies so widely between countries, and regions, it is all the more important to be able to select your focus. The suite of Market Vectors country and regional ETFs give you the flexibility to do just that, and we at Van Eck Global also continue both to look for ways to enhance your access to the markets you choose, and to seek out and evaluate the most attractive opportunities for you as a shareholder in the international space.

Please stay in touch with us through our website (http://www.marketvectorsetfs.com) on which we offer videos, email subscriptions and educational literature, all of which are designed to keep you up to date with your investment in Market Vectors ETFs.

On the following pages, you will find the performance record of each of the funds for the12-month period ending December 31, 2013. You will also find their financial statements. As always, we value your continuing confidence in us and look forward to helping you meet your investment goals in the future.

Jan F. van Eck
Trustee and President
Market Vectors ETF Trust

January 15, 2014

Represents the opinions of the investment adviser. Past performance is no guarantee of future results. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

†	McKinsey & Company: McKinsey Quarterly, Mapping China’s Middle Class, http://www.mckinsey.com/Insights/Consumer_And_Retail/Mapping_Chinas_middle_class
2

Management Discussion

The suite of Market Vectors International ETFs realized mixed performance in 2013, with six funds, Market Vectors Africa Index ETF (+3.24%), Market Vectors Egypt Index ETF (+10.90%), Market Vectors Germany Small-Cap ETF (+35.62%), Market Vectors Gulf States Index ETF (+34.46%), Market Vectors Poland ETF (+4.92%) and Market Vectors Vietnam ETF (+12.75%), posting positive total returns.

January 1 through December 31, 2013
Market Vectors International ETFs Total Returns

Source: Van Eck Global. Note: Market Vectors Israel ETF is not included above as it was launched on June 25, 2013. Returns based on NAV. The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Funds reflects temporary waivers of expenses and/or fees. Had the Funds incurred all expenses, investment returns would have been reduced. Investment return and value of the shares of the Funds will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted.

Country/Regional Overviews

Africa

The financial sector, in particular banks, was the greatest contributor to the positive return for the year. Both the consumer discretionary and telecommunication services sectors also contributed positively to return. The greatest detractor from performance was the materials sector, especially gold mining companies. Geographically, Nigeria, Africa’s most populous country, and Egypt were the two most significant contributors to return, with companies operating in South Africa and east Africa, in particular, detracting from performance. While mid- and small-cap companies both contributed positively to return, large-cap companies made a negative contribution.

Brazil

The fallout from mass protests in the country in the second quarter persisted throughout the rest of the year, with confidence in Brazil’s economic, political and social stability shaken. Indeed, the country’s GDP contracted to such an extent in the third quarter that economic performance in that quarter ranked as the worst in two yearsi. As a consequence, all sectors, except information technology, contributed negatively to return over the 12-month period. Small-cap stocks in the consumer discretionary, industrials and financials sectors, in that order, were the worst performers and contributed most significantly to the fund’s negative return.

3

MARKET VECTORS INTERNATIONAL ETFs

(unaudited)

China

With slower than expected export growth in December, expectations are that Chinese GDP growth in 2013 will be its weakest in 14 yearsii. While exports have been hit by rising labor costs, a stronger currency, and hesitant global demand, combined with rising imports and domestic demand, the country still ended the year with a $259.8B trade surplus, an increase of 12.4% over 2012iii. Only three sectors contributed positively to return: health care, information technology and consumer discretionary. The worst performing sectors were materials, followed by energy. Fund performance for the period was derived primarily from swap contracts on the CSI 300 Index†. Contracts outstanding as of December 31, 2013 are presented in the Fund’s Schedule of Investments.

Colombia

Although economic growth, on the back of construction, agriculture and farming, picked up in the third quarter, through mid- 2013 Colombia experienced a severe slowdown in industrial output and inflation levels akin to those experienced over 50 years agoiv. The country’s central bank rate remains the lowest in South America. Of all sectors, financials was the greatest negative contributor to return, closely followed by the materials sector. Only the industrials and utilities sectors were positive contributors to return during the year, albeit minimally.

Egypt

Despite the country’s continuing problems, not least a continuing large budget deficitv and, at year end, core inflation running at its highest annual rate in nearly four yearsvi, the position at the half year point was spectacularly reversed, with all sectors in the domestic market, except one, contributing to a positive return for the year. The consumer staples and materials sectors (driven by food products) were the two largest contributors to performance. Even the financial sector, with its dominant average weighting in the index, contributed positively to total return. The energy sector was the only detractor from performance.

Germany

Germany’s economy continued to outperform those of other Euro-zone countries in 2013, and in December, the Bundesbank’s president, Jens Weidmann, announced that it had raised its forecast for growth for the year to 0.5% from 0.3%vii. In November, on the back of falling imports and rising exports, the country recorded a near record high trade surplusviii. German small-cap companies had an excellent year. Except for stocks in the consumer staples sector, all sectors produced positive returns, with particularly strong contributions from industrial companies followed by those in the information technology, consumer discretionary and health care sectors.

Gulf States

During the year, the Gulf States–especially its leading members Kuwait, Qatar, Saudi Arabia and the United Arab Emirates–avoided becoming too embroiled economically in the turbulence elsewhere in the Arab world. The fund posted the second highest total return of any fund in the Market Vectors suite of international funds. Geographically, the United Arab Emirates, with the largest average country weighting, contributed most significantly to performance, followed by Qatar and Kuwait–in that order. In terms of sector, financial stocks were the greatest contributors, with industrials providing the only other significant contribution.

India

Throughout 2013, India faced a number of economic problems, amongst them both a weak Rupee and substantial and increasing inflationix. Though the Rupee fell to historic lows in May through August of 2013 and bottomed out 20% weaker than it started the year, it recovered somewhat towards the end of the year, finishing down 11% on the yearx. In the second half of the year, exports grew substantially. Having reached a record level at the end of March, by the end of the year its trade deficit had narrowed substantiallyxi. Only the health care and information technology sectors produced a small positive return, with all other sectors contributing negatively to performance, especially the industrials, financials, and consumer discretionary sectors.

4

Indonesia

For Indonesia, 2013 was a year of major policy and economic adjustment in response to more severe external constraints. Over the year, not only did the Rupiah depreciate substantiallyxii, but economic growth also faced severe headwinds: interest rates were highxiii, external demand was weaker and investment was slow. On a more positive note, private consumption, so important for the country’s economy, remained resilientxiv, and poverty continued to declinexv. Among small-cap stocks, no sector contributed positively to performance. Those in the financials, industrials and energy sectors, contributed most negatively to performance. For medium- and large-cap names, there were negative returns across all sectors, with financial stocks providing the most significant drag on performance.

Israel

December’s economic data was mixedxvi, but during the fourth quarter, and in November in particular, the Israeli market benefited not only from the strength of the Israeli consumer, but also from a slight weakening of the Shekel against the U.S. Dollar and a brighter prospect for its government’s budgetxvii. The fund launched less than a week before the end of the second quarter and traded for only just over six months. However, over that period, health care, information technology and financial stocks, constituting the three sectors with the highest average weighting, were also the fund’s most significant contributors to performance. Only the materials sector contributed negatively to return.

Latin America

Small-cap Latin American stocks were particularly hard hit in 2013 by the falling prices of both gold and precious metals, particularly silver. The materials sector, especially metals and mining, was the single largest contributor to the fund’s underperformance, followed, to a lesser extent, by the consumer discretionary, industrials and consumer staples sectors. Of all Latin American countries represented in the fund, only Argentina, Mexico, and Panama produced positive returns, and these were minimal, despite Mexico having an average weighting of just less than 13%. Brazil, with its average weighting of nearly 35%, contributed nearly one half of the fund’s negative return.

Poland

While the EU’s largest emerging economy experienced a more-than-expected slowdown in growth during the first six months of 2013, with the economy coming to a virtual standstill in the first quarter,xviii data released in the third quarter showed growth of 1.9% in that quarterxix. Although exports were the main driver of this growth, domestic demand provided an increased contribution. According to the Economy Ministry, the country’s GDP probably grew 1.5% during the year–in line with its forecastsxx. By far the largest contribution to positive performance came from the financial stocks, especially banks. The materials sector, particularly metals and mining, was a significant detractor from performance.

Russia

Even with the average price of oil above $100 during the year, Russia’s economy stagnated in 2013. Down from 1.8% to 1.4%, GDP growth was sharply lowerxxi. Industrial production was also sharply downxxii over the year. Since over 80% of the country’s exports are commodity-relatedxxiii, Russia has been particularly sensitive to the questionable health of the commodity markets. However, anchored by low unemployment, private consumptionxxiv continued to grow during the year, but inflation remained high during the year, ending the year at 6.5% year-on-yearxxv. Stocks in the materials sector (particularly metals and mining), provided the most significant negative contributions to the two Russian funds’ returns and, in particular, to those of the small-cap fund. While, in order of magnitude, the industrials, financials, consumer discretionary and information technology sectors all provided positive returns to the small-cap fund, consumer staples, as opposed to industrials, topped the sectors contributing positive returns to the large-cap fund.

5

MARKET VECTORS INTERNATIONAL ETFs

(unaudited)

Vietnam

On the back of controlling inflation and strengthening its external accounts, Vietnam was able to maintain its economic stability over the course of 2013xxvi. Exports remained strongxxvii and GDP increased 5.42% in 2013xxviii. Constituting 43% of the country’s economy and growing by 6.56% during the year, Vietnam’s service sector led the country’s sectorial growth. Except for a small negative return from the consumer discretionary sector, all other sectors produced positive returns, with energy companies leading the way, followed by those in the utilities, materials, industrial and financials sectors respectively. With an average weighting of nearly 50%, small-cap companies made by far the greatest contribution to return.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made. Results reflect past performance and do not guarantee future results.

†	CSI 300 Index (CSIR0300) is a modified free-float market capitalization-weighted index compiled and managed by China Securities Index Co., Ltd. Considered to be the leading index for the Chinese equity market, the CSI 300 is a diversified index consisting of 300 constituent stocks listed on the Shenzhen Stock Exchange and/or the Shanghai Stock Exchange.
[i]	The Wall Street Journal: Brazil’s Economy Post Worst Quarterly Performance in Two Years, http://online.wsj.com/news/articles/SB10001424052702304355104579235794103297608
ii	Reuters: China December export growth slows, http://www.reuters.com/article/2014/01/10/us-china-economy-trade-idUSBREA0905L20140110
iii	Ibid.
iv	Bloomberg: Cardenas Says Colombia 3Q GDP Growth Accelerated Close to 5%, http://www.bloomberg.com/news/print/2013-12-17/cardenas-sees-3q-colombia-gdp-growth-close-to-5-.html
[v]	Ahram Online: Egypt’s budget deficit hits $10.8 bn in Jul-Oct 2013: Report, http://english.ahram.org.eg/NewsContent/3/12/88691/Business/Economy/Egypts-budget-deficit-hits–bn-in-JulOct–Report-.aspx
vi	The Africa Report: Egypt core inflation dips slightly in December, http://www.theafricareport.com/Reuters-Feed/Egypt-core-inflation-dips-slightly-in-December.html
vii	BBC News: Germany raises growth forecast, http://www.bbc.co.uk/news/business-25254542
viii	Markit: Germany - Trade surplus widens as exports trend upwards at fastest rate since mid-2012, http://www.markit.com/assets/en/docs/commentary/markit-economics/2014/jan/Germany_trade_14_01_08.pdf
ix	The Economist: India’s economy - Turning a corner, http://www.economist.com/blogs/banyan/2013/12/indias-economy
[x]	The Financial Express: Indian rupee to stabilise this year after 2013 slide on improved CAD despite US Fed taper: Poll, http://www.financialexpress.com/news/indian-rupee-to-stabilise-this-year-after-2013-slide/1217242
xi	ZEEBIZ.COM: Exports lead India growth revival in 2013, http://zeenews.india.com/business/print.aspx?nid=91602
xii	The Establishment Post: Slower Growth and Higher Risk for Indonesian Economy in 2014: World Bank Report,
http://www.establishmentpost.com/slower-growth-higher-risk-indonesian-economy-2014-according-world-bank/
xiii	Bloomberg: IMF Urges Indonesia to Strengthen Economy as Growth Slows, http://www.bloomberg.com/news/print/2013-12-16/imf-urges-indonesia-to-strengthen-economy-as-growth-slows.html
xiv	The Establishment Post: Slower Growth and Higher Risk for Indonesian Economy in 2014: World Bank Report,
http://www.establishmentpost.com/slower-growth-higher-risk-indonesian-economy-2014-according-world-bank/
xv	Ibid.
xvi	BlueStar Indexes: BlueStar Israel Global Index Update January 2014, http://bluestarindexes.com/wp-content/uploads/2014/01/BlueStar-Israel-Equity-Update-Jan-2013.pdf
xvii	BlueStar Indexes: BlueStar Israel Global Index Update December 2013, http://bluestarindexes.com/wp-content/uploads/2013/12/BlueStar-Israel-Equity-Update-December-2013.pdf
xviii	The Wall Street Journal: Poland’s Economy Slows Sharply, http://blogs.wsj.com/emergingeurope/2013/05/14/polands-economy-slows-sharply/
xix	Financial Times: Poland reverting to right kind of growth, http://blogs.ft.com/beyond-brics/2013/11/29/poland-reverting-to-right-kind-of-growth/#axzz2nHWphtSz
xx	The Warsaw Voice: Poland’s GDP growth seen at 1.5pct in 2013 – Economy Ministry, http://www.warsawvoice.pl/WVpage/pages/article.php/26922/news
xxi	Reuters: UPDATE 2-Russia’s stagnation raises pressure for new growth model, http://www.reuters.com/article/2013/12/03/russia-economy-forecast-idUSL5N0JI1QG20131203
xxii	Danske Bank: Russia: from disappointing 2013 into better 2014, http://danskeanalyse.danskebank.dk/abo/RussianEconomyNEW080114/$file/RussianEconomy_NEW_080114.pdf
xxiii	The Financial Times: Guest post: Putin and the Sochi Potemkin village, http://blogs.ft.com/beyond-brics/2014/01/07/guest-post-putin-and-the-sochi-potemkin-village/?catid=491&SID=google#axzz2q7anZmZF
xxiv	Danske Bank: Russia: from disappointing 2013 into better 2014, http://danskeanalyse.danskebank.dk/abo/RussianEconomyNEW080114/$file/RussianEconomy_NEW_080114.pdf
xxv	Ibid.
xxvi	The World Bank: Vietnam’s Macroeconomic Stability Continues to Improve, Critical Risks Remain, http://www.worldbank.org/en/news/press-release/2013/12/02/Vietnam-8217-s-macroeconomic-stability-continues-to-improve-critical-risks-remain
xxvii	Ibid.
xxviii	Vietnam Briefing: Positive Economic Numbers for Vietnam in 2013: Strong Outlook for 2014, http://www.vietnam-briefing.com/news/positive-economic-numbers-vietnam-2013-strong-outlook-2014.html/
6

MARKET VECTORS AFRICA INDEX ETF

PERFORMANCE COMPARISON

December 31, 2013 (unaudited)

Total Return	Share Price[1]	NAV	MVAFKTR[2]
One Year	1.30%	3.24%	5.03%
Five Year	10.36%	9.94%	11.28%
Life* (annualized)	(2.52)%	(2.50)%	(1.17)%
Life* (cumulative)	(13.02)%	(12.96)%	(6.23)%

*	since 7/10/08

Index data prior to June 21, 2013 reflects that of the Dow Jones Africa Titans 50 Index SM. From June 21, 2013 forward, the index data reflects that of the Market Vectors GDP Africa Index (MVAFKTR). All Index history reflects a blend of the performance of the aforementioned Indexes AND IS NOT INTENDED FOR ANY THIRD PARTY USE.

Hypothetical Growth of $10,000 (Since Inception)

Commencement date for the Market Vectors Africa Index ETF was 7/10/08.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (7/10/08) to the first day of secondary market trading in shares of the Fund (7/14/08), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting marketvectorsetfs.com.

Gross Expense Ratio 0.93% / Net Expense Ratio 0.81%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.78% of the Fund’s average daily net assets per year until at least May 1, 2014. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in cash. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	Market Vectors GDP Africa Index (MVAFKTR) tracks the performance of the largest and most liquid companies in Africa. The weighting of a country in the index is determined by the size of its gross domestic product.

Market Vectors GDP Africa Index (the “Index”) is the exclusive property of Market Vectors Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate the Index. Solactive AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards Market Vectors Index Solutions GmbH, Solactive AG has no obligation to point out errors in the Index to third parties. Market Vectors Africa Index ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by Market Vectors Index Solutions GmbH and Market Vectors Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

7

MARKET VECTORS AFRICA INDEX ETF

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

(unaudited)

Africa Index ETF (AFK)
Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for AFK is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	July 14, 2008* through December 31, 2013
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than or Equal to 5.0%	8	0.6%
Greater than or Equal to 4.5% And Less Than 5.0%	5	0.4%
Greater than or Equal to 4.0% And Less Than 4.5%	10	0.7%
Greater than or Equal to 3.5% And Less Than 4.0%	7	0.5%
Greater than or Equal to 3.0% And Less Than 3.5%	23	1.7%
Greater than or Equal to 2.5% And Less Than 3.0%	34	2.5%
Greater than or Equal to 2.0% And Less Than 2.5%	73	5.3%
Greater than or Equal to 1.5% And Less Than 2.0%	124	9.1%
Greater than or Equal to 1.0% And Less Than 1.5%	198	14.5%
Greater than or Equal to 0.5% And Less Than 1.0%	238	17.5%
Greater than or Equal to 0.0% And Less Than 0.5%	211	15.4%
Greater than or Equal to -0.5% And Less Than 0.0%	169	12.4%
Greater than or Equal to -1.0% And Less Than -0.5%	141	10.3%
Greater than or Equal to -1.5% And Less Than -1.0%	69	5.0%
Greater than or Equal to -2.0% And Less Than -1.5%	36	2.6%
Greater than or Equal to -2.5% And Less Than -2.0%	15	1.1%
Greater than or Equal to -3.0% And Less Than -2.5%	3	0.2%
Greater than or Equal to -3.5% And Less Than -3.0%	2	0.1%
Greater than or Equal to -4.0% And Less Than -3.5%	1	0.1%
Greater than or Equal to -4.5% And Less Than -4.0%	0	0.0%
Greater than or Equal to -5.0% And Less Than -4.5%	0	0.0%
Less Than -5.0%	0	0.0%
	1367	100.0%

*	First day of secondary market trading.
8

MARKET VECTORS BRAZIL SMALL-CAP ETF

PERFORMANCE COMPARISON

December 31, 2013 (unaudited)

Total Return	Share Price[1]	NAV	MVBRFTR[2]
One Year	(29.25)%	(28.58)%	(27.99)%
Life* (annualized)	9.35%	9.35%	10.07%
Life* (cumulative)	51.35%	51.36%	56.08%

*	since 5/12/09

Hypothetical Growth of $10,000 (Since Inception)

Commencement date for the Market Vectors Brazil Small-Cap ETF was 5/12/09.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (5/12/09) to the first day of secondary market trading in shares of the Fund (5/14/09), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting marketvectorsetfs.com.

Gross Expense Ratio 0.64% / Net Expense Ratio 0.60%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.59% of the Fund’s average daily net assets per year until at least May 1, 2014. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in cash. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	Market Vectors Brazil Small-Cap Index (MVBRFTR) is a rules-based, modified market capitalization-weighted, float-adjusted index comprised of publicly traded small-capitalization companies that are domiciled and primarily listed on an exchange in Brazil, or that generate at least 50% of their revenues in Brazil.

Market Vectors Brazil Small-Cap Index (the “Index”) is the exclusive property of Market Vectors Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate the Index. Solactive AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards Market Vectors Index Solutions GmbH, Solactive AG has no obligation to point out errors in the Index to third parties. Market Vectors Brazil Small-Cap ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by Market Vectors Index Solutions GmbH and Market Vectors Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

9

MARKET VECTORS BRAZIL SMALL-CAP ETF

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

(unaudited)

Brazil Small-Cap ETF (BRF)
Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for BRF is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	May 14, 2009* through December 31, 2013
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than or Equal to 3.0%	7	0.6%
Greater than or Equal to 2.5% And Less Than 3.0%	18	1.6%
Greater than or Equal to 2.0% And Less Than 2.5%	63	5.4%
Greater than or Equal to 1.5% And Less Than 2.0%	59	5.1%
Greater than or Equal to 1.0% And Less Than 1.5%	64	5.5%
Greater than or Equal to 0.5% And Less Than 1.0%	96	8.3%
Greater than or Equal to 0.0% And Less Than 0.5%	221	19.1%
Greater than or Equal to -0.5% And Less Than 0.0%	376	32.5%
Greater than or Equal to -1.0% And Less Than -0.5%	212	18.3%
Greater than or Equal to -1.5% And Less Than -1.0%	29	2.5%
Greater than or Equal to -2.0% And Less Than -1.5%	8	0.7%
Greater than or Equal to -2.5% And Less Than -2.0%	5	0.4%
Greater than or Equal to -3.0% And Less Than -2.5%	0	0.0%
Less Than -3.0%	0	0.0%
	1158	100.0%

*	First day of secondary market trading.
10

MARKET VECTORS CHINAAMC A-SHARE ETF

PERFORMANCE COMPARISON

December 31, 2013 (unaudited)

Total Return	Share Price[1]	NAV	CSIR0300[2]
One Year	(10.90)%	(4.74)%	(2.57)%
Life* (annualized)	(6.05)%	(6.78)%	(5.09)%
Life* (cumulative)	(18.20)%	(20.21)%	(15.51)%

*	since 10/13/10

As of January 7, 2014, Market Vectors China ETF’s name changed to Market Vectors ChinaAMC A-Share ETF.

Hypothetical Growth of $10,000 (Since Inception)

Commencement date for the Market Vectors ChinaAMC A-Share ETF was 10/13/10

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (10/13/10) to the first day of secondary market trading in shares of the Fund (10/14/10), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting marketvectorsetfs.com.

Gross Expense Ratio 1.14% / Net Expense Ratio 0.72%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.72% of the Fund’s average daily net assets per year until at least May 1, 2014. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in cash. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	CSI 300 Index (CSIR0300) is a modified free-float market capitalization weighted index comprised of the largest and most liquid stocks in the Chinese A-share market. Constituent stocks for the Index must have been listed for more than three months (unless the stock’s average daily A-share market capitalization since its initial listing ranks among the top 30 of all A-shares) and must not be experiencing what the Index Provider believes to be obvious abnormal fluctuations or market manipulation.

CSI 300 Index and its logo are service marks of China Securities Index Co., Ltd. (“CSI”) and have been licensed for use by Van Eck Associates Corporation. The Market Vectors ChinaAMC A-Share ETF (the “Fund’) is not sponsored, endorsed, sold or promoted by CSI and CSI makes no representation regarding the advisability of investing in the Fund. CSI 300 is a registered trademark of China Securities Index Co., Ltd.

11

MARKET VECTORS CHINAAMC A-SHARE ETF

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

(unaudited)

ChinaAMC A-Share ETF (PEK)
Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for PEK is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	October 14, 2010* through December 31, 2013
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than or Equal to 16.0%	32	4.0%
Greater than or Equal to 15.0% And Less Than 16.0%	11	1.4%
Greater than or Equal to 14.0% And Less Than 15.0%	22	2.7%
Greater than or Equal to 13.0% And Less Than 14.0%	27	3.4%
Greater than or Equal to 12.0% And Less Than 13.0%	34	4.2%
Greater than or Equal to 11.0% And Less Than 12.0%	55	6.8%
Greater than or Equal to 10.0% And Less Than 11.0%	40	5.0%
Greater than or Equal to 9.0% And Less Than 10.0%	40	5.0%
Greater than or Equal to 8.0% And Less Than 9.0%	23	2.9%
Greater than or Equal to 7.0% And Less Than 8.0%	45	5.6%
Greater than or Equal to 6.0% And Less Than 7.0%	41	5.1%
Greater than or Equal to 5.0% And Less Than 6.0%	59	7.3%
Greater than or Equal to 4.0% And Less Than 5.0%	73	9.1%
Greater than or Equal to 3.0% And Less Than 4.0%	80	10.0%
Greater than or Equal to 2.0% And Less Than 3.0%	76	9.5%
Greater than or Equal to 1.0% And Less Than 2.0%	62	7.7%
Greater than or Equal to 0.0% And Less Than 1.0%	49	6.1%
Less Than 0.0%	34	4.2%
	803	100.0%

*	First day of secondary market trading.
12

MARKET VECTORS COLOMBIA ETF

PERFORMANCE COMPARISON

December 31, 2013 (unaudited)

Total Return	Share Price[1]	NAV	MVCOLXTR[2]
One Year	(11.23)%	(12.11)%	(11.94)%
Life* (annualized)	(3.60)%	(3.72)%	(3.36)%
Life* (cumulative)	(9.75)%	(10.07)%	(9.13)%

*	since 3/14/11

Hypothetical Growth of $10,000 (Since Inception)

Commencement date for the Market Vectors Colombia ETF was 3/14/11.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (3/14/11) to the first day of secondary market trading in shares of the Fund (3/15/11), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting marketvectorsetfs.com.

Gross Expense Ratio 4.95% / Net Expense Ratio 0.75%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.75% of the Fund’s average daily net assets per year until at least May 1, 2014. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in cash. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	Market Vectors Colombia Index (MVCOLXTR) is a rules-based, modified market capitalization-weighted, float-adjusted index comprised of publicly traded companies that are domiciled and primarily listed on an exchange in Colombia, or that generate at least 50% of their revenues in Colombia.

Market Vectors Colombia Index (the “Index”) is the exclusive property of Market Vectors Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate the Index. Solactive AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards Market Vectors Index Solutions GmbH, Solactive AG has no obligation to point out errors in the Index to third parties. Market Vectors Colombia ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by Market Vectors Index Solutions GmbH and Market Vectors Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

13

MARKET VECTORS COLOMBIA ETF

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

(unaudited)

Colombia ETF (COLX)
Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for COLX is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	March 15, 2011* through December 31, 2013
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than or Equal to 3.0%	36	5.1%
Greater than or Equal to 2.5% And Less Than 3.0%	14	2.0%
Greater than or Equal to 2.0% And Less Than 2.5%	31	4.4%
Greater than or Equal to 1.5% And Less Than 2.0%	68	9.7%
Greater than or Equal to 1.0% And Less Than 1.5%	93	13.3%
Greater than or Equal to 0.5% And Less Than 1.0%	119	17.1%
Greater than or Equal to 0.0% And Less Than 0.5%	145	20.8%
Greater than or Equal to -0.5% And Less Than 0.0%	109	15.6%
Greater than or Equal to -1.0% And Less Than -0.5%	45	6.4%
Greater than or Equal to -1.5% And Less Than -1.0%	15	2.1%
Greater than or Equal to -2.0% And Less Than -1.5%	14	2.0%
Greater than or Equal to -2.5% And Less Than -2.0%	3	0.4%
Greater than or Equal to -3.0% And Less Than -2.5%	3	0.4%
Less Than -3.0%	5	0.7%
	700	100.0%

*	First day of secondary market trading.
14

MARKET VECTORS EGYPT INDEX ETF

PERFORMANCE COMPARISON

December 31, 2013 (unaudited)

Total Return	Share Price[1]	NAV	MVEGPTTR[2]
One Year	7.35%	10.90%	10.32%
Life* (annualized)	(7.43)%	(6.65)%	(7.32)%
Life* (cumulative)	(25.82)%	(23.40)%	(25.52)%

*	since 2/16/10

Hypothetical Growth of $10,000 (Since Inception)

Commencement date for the Market Vectors Egypt Index ETF was 2/16/10.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (2/16/10) to the first day of secondary market trading in shares of the Fund (2/18/10), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting marketvectorsetfs.com.

Gross Expense Ratio 1.18% / Net Expense Ratio 0.98%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.94% of the Fund’s average daily net assets per year until at least May 1, 2014. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in cash. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	Market Vectors Egypt Index (MVEGPTTR) is a rules-based, modified market capitalization-weighted, float-adjusted index comprised of publicly traded companies that are domiciled and primarily listed on an exchange in Egypt, or that generate at least 50% of their revenues in Egypt.

Market Vectors Egypt Index (the “Index”) is the exclusive property of Market Vectors Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate the Index. Solactive AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards Market Vectors Index Solutions GmbH, Solactive AG has no obligation to point out errors in the Index to third parties. Market Vectors Egypt Index ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by Market Vectors Index Solutions GmbH and Market Vectors Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

15

MARKET VECTORS EGYPT INDEX ETF

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

(unaudited)

Egypt Index ETF (EGPT)
Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for EGPT is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	February 18, 2010* through December 31, 2013
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than or Equal to 3.0%	53	5.5%
Greater than or Equal to 2.5% And Less Than 3.0%	8	0.8%
Greater than or Equal to 2.0% And Less Than 2.5%	35	3.6%
Greater than or Equal to 1.5% And Less Than 2.0%	73	7.5%
Greater than or Equal to 1.0% And Less Than 1.5%	79	8.2%
Greater than or Equal to 0.5% And Less Than 1.0%	108	11.2%
Greater than or Equal to 0.0% And Less Than 0.5%	124	12.8%
Greater than or Equal to -0.5% And Less Than 0.0%	113	11.7%
Greater than or Equal to -1.0% And Less Than -0.5%	126	12.9%
Greater than or Equal to -1.5% And Less Than -1.0%	114	11.8%
Greater than or Equal to -2.0% And Less Than -1.5%	58	6.0%
Greater than or Equal to -2.5% And Less Than -2.0%	28	2.9%
Greater than or Equal to -3.0% And Less Than -2.5%	25	2.6%
Less Than -3.0%	24	2.5%
	968	100.0%

*	First day of secondary market trading.
16

MARKET VECTORS GERMANY SMALL-CAP ETF

PERFORMANCE COMPARISON

December 31, 2013 (unaudited)

Total Return		Share Price[1]	NAV	MVGERJTR[2]
One Year	’	34.17%	35.62%	36.26%
Life* (annualized)		8.61%	8.17%	8.42%
Life* (cumulative)		25.43%	24.02%	24.86%

*	since 4/4/11

Hypothetical Growth of $10,000 (Since Inception)

Commencement date for the Market Vectors Germany Small-Cap ETF was 4/4/11.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (4/4/11) to the first day of secondary market trading in shares of the Fund (4/5/11), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting marketvectorsetfs.com.

Gross Expense Ratio 4.02% / Net Expense Ratio 0.55%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.55% of the Fund’s average daily net assets per year until at least May 1, 2014. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	Market Vectors Germany Small-Cap Index (MVGERJTR) is a rules-based, modified market capitalization-weighted, float-adjusted index comprised of publicly traded small-capitalization companies that are domiciled and primarily listed on an exchange in Germany, or that generate at least 50% of their revenues in Germany.

Market Vectors Germany Small-Cap Index (the “Index”) is the exclusive property of Market Vectors Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate the Index. Solactive AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards Market Vectors Index Solutions GmbH, Solactive AG has no obligation to point out errors in the Index to third parties. Market Vectors Germany Small-Cap ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by Market Vectors Index Solutions GmbH and Market Vectors Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

17

MARKET VECTORS GERMANY SMALL-CAP ETF

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

(unaudited)

Germany Small-Cap ETF (GERJ)
Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for GERJ is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	April 5, 2011* through December 31, 2013
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than or Equal to 3.0%	17	2.5%
Greater than or Equal to 2.5% And Less Than 3.0%	4	0.6%
Greater than or Equal to 2.0% And Less Than 2.5%	15	2.2%
Greater than or Equal to 1.5% And Less Than 2.0%	27	3.9%
Greater than or Equal to 1.0% And Less Than 1.5%	55	8.0%
Greater than or Equal to 0.5% And Less Than 1.0%	101	14.7%
Greater than or Equal to 0.0% And Less Than 0.5%	140	20.5%
Greater than or Equal to -0.5% And Less Than 0.0%	129	18.9%
Greater than or Equal to -1.0% And Less Than -0.5%	88	12.8%
Greater than or Equal to -1.5% And Less Than -1.0%	57	8.3%
Greater than or Equal to -2.0% And Less Than -1.5%	20	2.9%
Greater than or Equal to -2.5% And Less Than -2.0%	16	2.3%
Greater than or Equal to -3.0% And Less Than -2.5%	10	1.5%
Less Than -3.0%	6	0.9%
	685	100.0%

*	First day of secondary market trading.
18

MARKET VECTORS GULF STATES INDEX ETF

PERFORMANCE COMPARISON

December 31, 2013 (unaudited)

Total Return	Share Price[1]	NAV	MVMESTR[2]
One Year	35.85%	34.46%	36.41%
Five Year	9.39%	10.81%	11.18%
Life* (annualized)	(5.14)%	(5.08)%	(4.41)%
Life* (cumulative)	(24.98)%	(24.71)%	(21.79)%

*	since 7/22/08

Index data prior to June 21, 2013 reflects that of the Dow Jones GCC Titans 40 IndexSM. From June 21, 2013 forward, the index data reflects that of the Market Vectors GDP GCC Index (MVMESTR). All Index history reflects a blend of the performance of the aforementioned Indexes AND IS NOT INTENDED FOR ANY THIRD PARTY USE.

Hypothetical Growth of $10,000 (Since Inception)

Commencement date for the Market Vectors Gulf States Index ETF was 7/22/08.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (7/22/08) to the first day of secondary market trading in shares of the Fund (7/24/08), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting marketvectorsetfs.com.

Gross Expense Ratio 2.59% / Net Expense Ratio 0.98%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.98% of the Fund’s average daily net assets per year until at least May 1, 2014. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in cash. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	Market Vectors GDP GCC Index (MVMESTR) provides exposure to publicly traded companies either headquartered in countries belonging to the Gulf Cooperation Council (GCC) or companies that generate the majority of their revenues in these countries.

Market Vectors GDP GCC Index (the “Index”) is the exclusive property of Market Vectors Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate the Index. Solactive AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards Market Vectors Index Solutions GmbH, Solactive AG has no obligation to point out errors in the Index to third parties. Market Vectors Gulf States Index ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by Market Vectors Index Solutions GmbH and Market Vectors Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

19

MARKET VECTORS GULF STATES INDEX ETF

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

(unaudited)

Gulf States Index ETF (MES)
Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for MES is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	July 24, 2008* through December 31, 2013
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than or Equal to 5.0%	1	0.1%
Greater than or Equal to 4.5% And Less Than 5.0%	0	0.0%
Greater than or Equal to 4.0% And Less Than 4.5%	0	0.0%
Greater than or Equal to 3.5% And Less Than 4.0%	0	0.0%
Greater than or Equal to 3.0% And Less Than 3.5%	2	0.1%
Greater than or Equal to 2.5% And Less Than 3.0%	6	0.4%
Greater than or Equal to 2.0% And Less Than 2.5%	13	1.0%
Greater than or Equal to 1.5% And Less Than 2.0%	46	3.4%
Greater than or Equal to 1.0% And Less Than 1.5%	64	4.7%
Greater than or Equal to 0.5% And Less Than 1.0%	89	6.5%
Greater than or Equal to 0.0% And Less Than 0.5%	450	33.1%
Greater than or Equal to -0.5% And Less Than 0.0%	135	9.9%
Greater than or Equal to -1.0% And Less Than -0.5%	117	8.6%
Greater than or Equal to -1.5% And Less Than -1.0%	129	9.5%
Greater than or Equal to -2.0% And Less Than -1.5%	128	9.4%
Greater than or Equal to -2.5% And Less Than -2.0%	96	7.1%
Greater than or Equal to -3.0% And Less Than -2.5%	47	3.5%
Greater than or Equal to -3.5% And Less Than -3.0%	24	1.8%
Greater than or Equal to -4.0% And Less Than -3.5%	4	0.3%
Greater than or Equal to -4.5% And Less Than -4.0%	3	0.2%
Greater than or Equal to -5.0% And Less Than -4.5%	4	0.3%
Less Than -5.0%	1	0.1%
	1359	100.0%

*	First day of secondary market trading.
20

MARKET VECTORS INDIA SMALL-CAP INDEX ETF

PERFORMANCE COMPARISON

December 31, 2013 (unaudited)

Total Return	Share Price[1]	NAV	MVSCIFTR[2]
One Year	(28.42)%	(28.91)%	(27.84)%
Life* (annualized)	(23.22)%	(23.51)%	(23.25)%
Life* (cumulative)	(58.78)%	(59.29)%	(58.86)%

*	since 8/24/10

Hypothetical Growth of $10,000 (Since Inception)

Commencement date for the Market Vectors India Small-Cap Index ETF was 8/24/10.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (8/24/10) to the first day of secondary market trading in shares of the Fund (8/25/10), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting marketvectorsetfs.com.

Gross Expense Ratio 1.39% / Net Expense Ratio 0.93%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.85% of the Fund’s average daily net assets per year until at least May 1, 2014. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in cash. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	Market Vectors India Small-Cap Index (MVSCIFTR) is a rules-based, modified market capitalization-weighted, float-adjusted index comprised of publicly traded small-capitalization companies that are headquartered in India or that generate the majority of their revenues in India.

Market Vectors India Small-Cap Index (the “Index”) is the exclusive property of Market Vectors Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate the Index. Solactive AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards Market Vectors Index Solutions GmbH, Solactive AG has no obligation to point out errors in the Index to third parties. Market Vectors India Small-Cap Index ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by Market Vectors Index Solutions GmbH and Market Vectors Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

21

MARKET VECTORS INDIA SMALL-CAP INDEX ETF

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

(unaudited)

India Small-Cap Index ETF (SCIF)
Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for SCIF is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	August 25, 2010* through December 31, 2013
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than or Equal to 3.0%	4	0.5%
Greater than or Equal to 2.5% And Less Than 3.0%	4	0.5%
Greater than or Equal to 2.0% And Less Than 2.5%	14	1.7%
Greater than or Equal to 1.5% And Less Than 2.0%	56	6.7%
Greater than or Equal to 1.0% And Less Than 1.5%	125	15.1%
Greater than or Equal to 0.5% And Less Than 1.0%	130	15.7%
Greater than or Equal to 0.0% And Less Than 0.5%	153	18.3%
Greater than or Equal to -0.5% And Less Than 0.0%	154	18.5%
Greater than or Equal to -1.0% And Less Than -0.5%	96	11.6%
Greater than or Equal to -1.5% And Less Than -1.0%	58	7.0%
Greater than or Equal to -2.0% And Less Than -1.5%	24	2.9%
Greater than or Equal to -2.5% And Less Than -2.0%	5	0.6%
Greater than or Equal to -3.0% And Less Than -2.5%	3	0.4%
Less Than -3.0%	4	0.5%
	830	100.0%

*	First day of secondary market trading.

22

MARKET VECTORS INDONESIA INDEX ETF

PERFORMANCE COMPARISON

December 31, 2013 (unaudited)

Total Return	Share Price[1]	NAV	MVIDXTR[2]
One Year	(23.22)%	(24.20)%	(23.46)%
Life* (annualized)	22.84%	22.51%	23.46%
Life* (cumulative)	177.32%	173.71%	184.48%
* since 1/15/09

Hypothetical Growth of $10,000 (Since Inception)

Commencement date for the Market Vectors Indonesia Index ETF was 1/15/09.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (1/15/09) to the first day of secondary market trading in shares of the Fund (1/20/09), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting marketvectorsetfs.com.

Gross Expense Ratio 0.67% / Net Expense Ratio 0.57%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.57% of the Fund’s average daily net assets per year until at least May 1, 2014. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	Market Vectors Indonesia Index (MVIDXTR) is a rules-based, modified market capitalization-weighted, float-adjusted index comprised of publicly traded companies that are domiciled and primarily listed on an exchange in Indonesia, or that generate at least 50% of their revenues in Indonesia.

Market Vectors Indonesia Index (the “Index”) is the exclusive property of Market Vectors Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate the Index. Solactive AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards Market Vectors Index Solutions GmbH, Solactive AG has no obligation to point out errors in the Index to third parties. Market Vectors Indonesia Index ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by Market Vectors Index Solutions GmbH and Market Vectors Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

23

MARKET VECTORS INDONESIA INDEX ETF

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

(unaudited)

Indonesia Index ETF (IDX)
Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for IDX is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	January 20, 2009* through December 31, 2013
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than or Equal to 3.0%	11	0.9%
Greater than or Equal to 2.5% And Less Than 3.0%	1	0.1%
Greater than or Equal to 2.0% And Less Than 2.5%	6	0.5%
Greater than or Equal to 1.5% And Less Than 2.0%	12	1.0%
Greater than or Equal to 1.0% And Less Than 1.5%	86	6.9%
Greater than or Equal to 0.5% And Less Than 1.0%	236	19.1%
Greater than or Equal to 0.0% And Less Than 0.5%	291	23.5%
Greater than or Equal to -0.5% And Less Than 0.0%	228	18.4%
Greater than or Equal to -1.0% And Less Than -0.5%	171	13.8%
Greater than or Equal to -1.5% And Less Than -1.0%	89	7.2%
Greater than or Equal to -2.0% And Less Than -1.5%	40	3.2%
Greater than or Equal to -2.5% And Less Than -2.0%	25	2.0%
Greater than or Equal to -3.0% And Less Than -2.5%	12	1.0%
Less Than -3.0%	30	2.4%
	1238	100.0%

*	First day of secondary market trading.
24

MARKET VECTORS INDONESIA SMALL-CAP ETF

PERFORMANCE COMPARISON

December 31, 2013 (unaudited)

Total Return	Share Price[1]	NAV	MVIDXJTR[2]
One Year	(17.29)%	(20.02)%	(17.46)%
Life* (annualized)	(23.92)%	(24.72)%	(23.76)%
Life* (cumulative)	(38.59)%	(39.74)%	(38.36)%
*	since 3/20/12

Hypothetical Growth of $10,000 (Since Inception)

Commencement date for the Market Vectors Indonesia Small-Cap ETF was 3/20/12.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (3/20/12) to the first day of secondary market trading in shares of the Fund (3/21/12), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting marketvectorsetfs.com.

Gross Expense Ratio 2.69% / Net Expense Ratio 0.61%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.61% of the Fund’s average daily net assets per year until at least May 1, 2014. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	Market Vectors Indonesia Small-Cap Index (MVIDXJTR) is a rules-based, modified market capitalization-weighted, float-adjusted index comprised of publicly traded companies that are domiciled and primarily listed on an exchange in Indonesia, or that generate at least 50% of their revenues in Indonesia.

Market Vectors Indonesia Small-Cap Index (the “Index”) is the exclusive property of Market Vectors Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate the Index. Solactive AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards Market Vectors Index Solutions GmbH, Solactive AG has no obligation to point out errors in the Index to third parties. Market Vectors Indonesia Index ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by Market Vectors Index Solutions GmbH and Market Vectors Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

25

MARKET VECTORS INDONESIA SMALL-CAP ETF

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

(unaudited)

Indonesia Small-Cap ETF (IDXJ)
Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for IDXJ is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	March 21, 2012* through December 31, 2013
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than or Equal to 5.0%	1	0.2%
Greater than or Equal to 4.5% And Less Than 5.0%	0	0.0%
Greater than or Equal to 4.0% And Less Than 4.5%	1	0.2%
Greater than or Equal to 3.5% And Less Than 4.0%	0	0.0%
Greater than or Equal to 3.0% And Less Than 3.5%	2	0.5%
Greater than or Equal to 2.5% And Less Than 3.0%	5	1.2%
Greater than or Equal to 2.0% And Less Than 2.5%	11	2.6%
Greater than or Equal to 1.5% And Less Than 2.0%	28	6.6%
Greater than or Equal to 1.0% And Less Than 1.5%	35	8.2%
Greater than or Equal to 0.5% And Less Than 1.0%	54	12.7%
Greater than or Equal to 0.0% And Less Than 0.5%	60	14.1%
Greater than or Equal to -0.5% And Less Than 0.0%	65	15.3%
Greater than or Equal to -1.0% And Less Than -0.5%	54	12.7%
Greater than or Equal to -1.5% And Less Than -1.0%	43	10.1%
Greater than or Equal to -2.0% And Less Than -1.5%	26	6.1%
Greater than or Equal to -2.5% And Less Than -2.0%	12	2.8%
Greater than or Equal to -3.0% And Less Than -2.5%	8	1.9%
Greater than or Equal to -3.5% And Less Than -3.0%	8	1.9%
Greater than or Equal to -4.0% And Less Than -3.5%	7	1.6%
Greater than or Equal to -4.5% And Less Than -4.0%	1	0.2%
Greater than or Equal to -5.0% And Less Than -4.5%	1	0.2%
Less Than -5.0%	4	0.9%
	426	100.0%

*	First day of secondary market trading.
26

MARKET VECTORS ISRAEL ETF

PERFORMANCE COMPARISON

December 31, 2013 (unaudited)

Total Return	Share Price[1]	NAV	BLSNTR[2]
Life* (cumulative)	19.86%	19.39%	19.70%
*	since 6/25/13

Hypothetical Growth of $10,000 (Since Inception)

Commencement date for the Market Vectors Israel ETF was 6/25/13.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (6/25/13) to the first day of secondary market trading in shares of the Fund (6/26/13), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting marketvectorsetfs.com.

Gross Expense Ratio 0.94% / Net Expense Ratio 0.59%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.59% of the Fund’s average daily net assets per year until at least May 1, 2015. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	BlueStar Israel Global IndexTM (BLSNTR) is a rules-based index intended to track the overall performance of publicly traded companies that are generally considered by the Indexer to be Israeli and Israeli linked companies. It primarily includes the largest and the most liquid companies, as well as mid-cap and small-cap companies that display sufficient liquidity.

The BlueStar Israel Global IndexTM (the “Index”) is the exclusive property and a trademark of BlueStar Global Investors LLC and has been licensed for use for certain purposes by Van Eck Associates Corporation for Market Vectors Israel ETF (the “Fund”) based on the Index. The Fund is not sponsored, endorsed, sold or promoted by BlueStar Global Investors LLC, and BlueStar Global Investors LLC makes no representation regarding the advisability of trading in the Fund.

27

MARKET VECTORS ISRAEL ETF

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

(unaudited)

Israel ETF (ISRA)
Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for IDXJ is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	June 26, 2013* through December 31, 2013
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than or Equal to 1.5%	0	0.0%
Greater than or Equal to 1.0% And Less Than 1.5%	10	8.8%
Greater than or Equal to 0.5% And Less Than 1.0%	52	46.0%
Greater than or Equal to 0.0% And Less Than 0.5%	48	42.5%
Greater than or Equal to -0.5% And Less Than 0.0%	3	2.7%
Greater than or Equal to -1.0% And Less Than -0.5%	0	0.0%
Greater than or Equal to -1.5% And Less Than -1.0%	0	0.0%
Greater than or Equal to -2.0% And Less Than -1.5%	0	0.0%
Less Than -1.5%	0	0.0%
	113	100.0%

*	First day of secondary market trading.
28

MARKET VECTORS LATIN AMERICA SMALL-CAP INDEX ETF

PERFORMANCE COMPARISON

December 31, 2013 (unaudited)

Total Return	Share Price[1]	NAV	MVLATMTR[2]
One Year	(21.74)%	(22.79)%	(22.21)%
Life* (annualized)	(4.69)%	(4.71)%	(4.07)%
Life* (cumulative)	(16.42)%	(16.49)%	(14.38)%
*	since 4/6/10

Hypothetical Growth of $10,000 (Since Inception)

Commencement date for the Market Vectors Latin America Small-Cap Index ETF was 4/6/10.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (4/6/10) to the first day of secondary market trading in shares of the Fund (4/7/10), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting marketvectorsetfs.com.

Gross Expense Ratio 2.35% / Net Expense Ratio 0.63%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.63% of the Fund’s average daily net assets per year until at least May 1, 2014. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in cash. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	Market Vectors Latin America Small-Cap Index (MVLATMTR) is a rules-based, modified market capitalization-weighted, float-adjusted index comprised of publicly traded small-capitalization companies that are domiciled and primarily listed on an exchange in the Latin American region or that generate at least 50% of their revenues in the Latin American region.

Market Vectors Latin America Small-Cap Index (the “Index”) is the exclusive property of Market Vectors Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate the Index. Solactive AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards Market Vectors Index Solutions GmbH, Solactive AG has no obligation to point out errors in the Index to third parties. Market Vectors Latin America Small-Cap Index ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by Market Vectors Index Solutions GmbH and Market Vectors Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

29

MARKET VECTORS LATIN AMERICA SMALL-CAP INDEX ETF

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

(unaudited)

Latin America Small-Cap Index ETF (LATM)
Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for LATM is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	April 7, 2010* through December 31, 2013
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than or Equal to 3.0%	1	0.1%
Greater than or Equal to 2.5% And Less Than 3.0%	0	0.0%
Greater than or Equal to 2.0% And Less Than 2.5%	2	0.2%
Greater than or Equal to 1.5% And Less Than 2.0%	39	4.2%
Greater than or Equal to 1.0% And Less Than 1.5%	74	7.9%
Greater than or Equal to 0.5% And Less Than 1.0%	86	9.2%
Greater than or Equal to 0.0% And Less Than 0.5%	181	19.4%
Greater than or Equal to -0.5% And Less Than 0.0%	291	31.2%
Greater than or Equal to -1.0% And Less Than -0.5%	186	19.9%
Greater than or Equal to -1.5% And Less Than -1.0%	50	5.3%
Greater than or Equal to -2.0% And Less Than -1.5%	15	1.6%
Greater than or Equal to -2.5% And Less Than -2.0%	6	0.6%
Greater than or Equal to -3.0% And Less Than -2.5%	1	0.1%
Less Than -3.0%	3	0.3%
	935	100.0%

*	First day of secondary market trading.
30

MARKET VECTORS POLAND ETF

PERFORMANCE COMPARISON

December 31, 2013 (unaudited)

Total Return	Share Price[1]	NAV	MVPLNDTR[2]
One Year	5.06%	4.92%	5.51%
Life* (annualized)	1.02%	0.75%	1.19%
Life* (cumulative)	4.24%	3.10%	4.99%
* since 11/24/09

Hypothetical Growth of $10,000 (Since Inception)

Commencement date for the Market Vectors Poland ETF was 11/24/09.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (11/24/09) to the first day of secondary market trading in shares of the Fund (11/25/09), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting marketvectorsetfs.com.

Gross Expense Ratio 1.07% / Net Expense Ratio 0.61%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.60% of the Fund’s average daily net assets per year until at least May 1, 2014. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	Market Vectors Poland Index (MVPLNDTR) is a rules-based, modified market capitalization-weighted, float-adjusted index comprised of publicly traded companies that are domiciled and primarily listed in Poland, or that generate at least 50% of their revenues in Poland.

Market Vectors Poland Index (the “Index”) is the exclusive property of Market Vectors Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate the Index. Solactive AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards Market Vectors Index Solutions GmbH, Solactive AG has no obligation to point out errors in the Index to third parties. Market Vectors Poland ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by Market Vectors Index Solutions GmbH and Market Vectors Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

31

MARKET VECTORS POLAND ETF

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

(unaudited)

Poland ETF (PLND)
Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for PLND is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	November 25, 2009* through December 31, 2013
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than or Equal to 3.0%	1	0.1%
Greater than or Equal to 2.5% And Less Than 3.0%	0	0.0%
Greater than or Equal to 2.0% And Less Than 2.5%	3	0.3%
Greater than or Equal to 1.5% And Less Than 2.0%	13	1.3%
Greater than or Equal to 1.0% And Less Than 1.5%	54	5.3%
Greater than or Equal to 0.5% And Less Than 1.0%	176	17.2%
Greater than or Equal to 0.0% And Less Than 0.5%	350	34.1%
Greater than or Equal to -0.5% And Less Than 0.0%	282	27.5%
Greater than or Equal to -1.0% And Less Than -0.5%	92	9.0%
Greater than or Equal to -1.5% And Less Than -1.0%	37	3.6%
Greater than or Equal to -2.0% And Less Than -1.5%	9	0.9%
Greater than or Equal to -2.5% And Less Than -2.0%	4	0.4%
Greater than or Equal to -3.0% And Less Than -2.5%	2	0.2%
Less Than -3.0%	1	0.1%
	1024	100.0%

*	First day of secondary market trading.
32

MARKET VECTORS RUSSIA ETF

PERFORMANCE COMPARISON

December 31, 2013 (unaudited)

Total Return	Share Price[1]	NAV	MVRSXTR[2]
One Year	(0.93)%	(0.65)%	(1.00)%
Five Years	19.04%	18.92%	18.15%
Life* (annualized)	(2.91)%	(2.99)%	(3.73)%
Life* (cumulative)	(17.90)%	(18.38)%	(22.45)%
* since 4/24/07

Index data prior to March 19, 2012 reflects that of the DAXglobal® Russia+ Index (DXRPUS). From March 19, 2012 forward, the index data reflects that of the Market Vectors® Russia Index (MVRSXTR). All Index history reflects a blend of the performance of the aforementioned Indexes AND IS NOT INTENDED FOR ANY THIRD PARTY USE.

Hypothetical Growth of $10,000 (Since Inception)

Commencement date for the Market Vectors Russia ETF was 4/24/07.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (4/24/07) to the first day of secondary market trading in shares of the Fund (4/30/07), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting marketvectorsetfs.com.

Gross Expense Ratio 0.71% / Net Expense Ratio 0.63%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.62% of the Fund’s average daily net assets per year until at least May 1, 2014. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in cash. Shares may trade at a premium or discount to their NAV in the secondary market.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	Market Vectors Russia Index (MVRSXTR) is a rules-based, modified market capitalization-weighted, float-adjusted index comprised of publicly traded small-capitalization companies that are domiciled and primarily listed in Russia, or that generate at least 50% of their revenues in Russia.

Market Vectors Russia Index (the “Index”) is the exclusive property of Market Vectors Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate the Index. Solactive AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards Market Vectors Index Solutions GmbH, Solactive AG has no obligation to point out errors in the Index to third parties. Market Vectors Russia ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by Market Vectors Index Solutions GmbH and Market Vectors Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

33

MARKET VECTORS RUSSIA ETF

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

(unaudited)

Russia ETF (RSX)
Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for RSX is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	April 30, 2007* through December 31, 2013
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than or Equal to 5.0%	6	0.4%
Greater than or Equal to 4.5% And Less Than 5.0%	1	0.1%
Greater than or Equal to 4.0% And Less Than 4.5%	3	0.2%
Greater than or Equal to 3.5% And Less Than 4.0%	1	0.1%
Greater than or Equal to 3.0% And Less Than 3.5%	6	0.4%
Greater than or Equal to 2.5% And Less Than 3.0%	9	0.5%
Greater than or Equal to 2.0% And Less Than 2.5%	25	1.5%
Greater than or Equal to 1.5% And Less Than 2.0%	44	2.6%
Greater than or Equal to 1.0% And Less Than 1.5%	123	7.4%
Greater than or Equal to 0.5% And Less Than 1.0%	268	16.1%
Greater than or Equal to 0.0% And Less Than 0.5%	489	29.2%
Greater than or Equal to -0.5% And Less Than 0.0%	400	24.0%
Greater than or Equal to -1.0% And Less Than -0.5%	165	9.9%
Greater than or Equal to -1.5% And Less Than -1.0%	70	4.2%
Greater than or Equal to -2.0% And Less Than -1.5%	27	1.6%
Greater than or Equal to -2.5% And Less Than -2.0%	14	0.8%
Greater than or Equal to -3.0% And Less Than -2.5%	7	0.4%
Greater than or Equal to -3.5% And Less Than -3.0%	4	0.2%
Greater than or Equal to -4.0% And Less Than -3.5%	3	0.2%
Greater than or Equal to -4.5% And Less Than -4.0%	2	0.1%
Greater than or Equal to -5.0% And Less Than -4.5%	0	0.0%
Less Than -5.0%	2	0.1%
	1669	100.0%

*	First day of secondary market trading.
34

MARKET VECTORS RUSSIA SMALL-CAP ETF

PERFORMANCE COMPARISON

December 31, 2013 (unaudited)

Total Return	Share Price[1]	NAV	MVRSXJTR[2]
One Year	(4.20)%	(3.77)%	(2.17)%
Life* (annualized)	(17.17)%	(17.40)%	(17.19)%
Life* (cumulative)	(40.06)%	(40.53)%	(40.15)%
* since 4/13/11

Hypothetical Growth of $10,000 (Since Inception)

Commencement date for the Market Vectors Russia Small-Cap ETF was 4/13/11.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (4/13/11) to the first day of secondary market trading in shares of the Fund (4/14/11), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting marketvectorsetfs.com.

Gross Expense Ratio 1.87% / Net Expense Ratio 0.67%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.67% of the Fund’s average daily net assets per year until at least May 1, 2014. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in cash. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	Market Vectors Russia Small-Cap Index (MVRSXJTR) is a rules-based, modified market capitalization-weighted, float-adjusted index comprised of publicly traded small-capitalization companies that are domiciled and primarily listed in Russia, or that generate at least 50% of their revenues in Russia.

Market Vectors Russia Small-Cap Index (the “Index”) is the exclusive property of Market Vectors Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate the Index. Solactive AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards Market Vectors Index Solutions GmbH, Solactive AG has no obligation to point out errors in the Index to third parties. Market Vectors Russia Small-Cap ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by Market Vectors Index Solutions GmbH and Market Vectors Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

35

MARKET VECTORS RUSSIA SMALL-CAP ETF

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

(unaudited)

Russia Small-Cap ETF (RSXJ)
Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for RSXJ is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	April 14, 2011* through December 31, 2013
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than or Equal to 3.0%	3	0.4%
Greater than or Equal to 2.5% And Less Than 3.0%	3	0.4%
Greater than or Equal to 2.0% And Less Than 2.5%	5	0.7%
Greater than or Equal to 1.5% And Less Than 2.0%	23	3.4%
Greater than or Equal to 1.0% And Less Than 1.5%	55	8.1%
Greater than or Equal to 0.5% And Less Than 1.0%	124	18.3%
Greater than or Equal to 0.0% And Less Than 0.5%	187	27.8%
Greater than or Equal to -0.5% And Less Than 0.0%	180	26.6%
Greater than or Equal to -1.0% And Less Than -0.5%	57	8.4%
Greater than or Equal to -1.5% And Less Than -1.0%	29	4.3%
Greater than or Equal to -2.0% And Less Than -1.5%	5	0.7%
Greater than or Equal to -2.5% And Less Than -2.0%	3	0.4%
Greater than or Equal to -3.0% And Less Than -2.5%	3	0.4%
Less Than -3.0%	1	0.1%
	678	100.0%

*	First day of secondary market trading.
36

MARKET VECTORS VIETNAM ETF

PERFORMANCE COMPARISON

December 31, 2013 (unaudited)

Total Return	Share Price[1]	NAV	MVVNMTR[2]
One Year	7.75%	12.75%	14.56%
Life* (annualized)	(4.66)%	(4.81)%	(4.27)%
Life* (cumulative)	(18.91)%	(19.47)%	(17.43)%
* since 8/11/09

Hypothetical Growth of $10,000 (Since Inception)

Commencement date for the Market Vectors Vietnam ETF was 8/11/09.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (8/11/09) to the first day of secondary market trading in shares of the Fund (8/14/09), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting marketvectorsetfs.com.

Gross Expense Ratio 0.72% / Net Expense Ratio 0.72%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.76% of the Fund’s average daily net assets per year until at least May 1, 2014. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in cash. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	Market Vectors Vietnam Index (MVVNMTR) is a rules-based, modified market capitalization-weighted, float-adjusted index comprised of publicly traded companies that are domiciled and primarily listed in Vietnam, or that generate at least 50% of their revenues in Vietnam.

Market Vectors Vietnam Index (the “Index”) is the exclusive property of Market Vectors Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate the Index. Solactive AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards Market Vectors Index Solutions GmbH, Solactive AG has no obligation to point out errors in the Index to third parties. Market Vectors Vietnam ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by Market Vectors Index Solutions GmbH and Market Vectors Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

37

MARKET VECTORS VIETNAM ETF

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

(unaudited)

Vietnam ETF (VNM)
Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for VNM is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	August 14, 2009* through December 31, 2013
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than or Equal to 5.0%	80	7.3%
Greater than or Equal to 4.5% And Less Than 5.0%	15	1.4%
Greater than or Equal to 4.0% And Less Than 4.5%	16	1.5%
Greater than or Equal to 3.5% And Less Than 4.0%	23	2.1%
Greater than or Equal to 3.0% And Less Than 3.5%	27	2.5%
Greater than or Equal to 2.5% And Less Than 3.0%	43	3.9%
Greater than or Equal to 2.0% And Less Than 2.5%	56	5.1%
Greater than or Equal to 1.5% And Less Than 2.0%	84	7.7%
Greater than or Equal to 1.0% And Less Than 1.5%	118	10.7%
Greater than or Equal to 0.5% And Less Than 1.0%	100	9.1%
Greater than or Equal to 0.0% And Less Than 0.5%	173	15.7%
Greater than or Equal to -0.5% And Less Than 0.0%	80	7.3%
Greater than or Equal to -1.0% And Less Than -0.5%	79	7.2%
Greater than or Equal to -1.5% And Less Than -1.0%	87	8.0%
Greater than or Equal to -2.0% And Less Than -1.5%	59	5.4%
Greater than or Equal to -2.5% And Less Than -2.0%	28	2.6%
Greater than or Equal to -3.0% And Less Than -2.5%	14	1.3%
Greater than or Equal to -3.5% And Less Than -3.0%	5	0.5%
Greater than or Equal to -4.0% And Less Than -3.5%	2	0.2%
Greater than or Equal to -4.5% And Less Than -4.0%	4	0.4%
Greater than or Equal to -5.0% And Less Than -4.5%	0	0.0%
Less Than -5.0%	1	0.1%
	1094	100.0%

*	First day of secondary market trading.
38

MARKET VECTORS ETF TRUST

EXPLANATION OF EXPENSES

(unaudited)

Hypothetical $1,000 investment at beginning of period

As a shareholder of a Fund, you incur operating expenses, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2013 to December 31, 2013.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as program fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

39

MARKET VECTORS ETF TRUST

EXPLANATION OF EXPENSES

(unaudited) (continued)

	Beginning	Ending	Annualized	Expenses Paid
	Account	Account	Expense	During the Period*
	Value	Value	Ratio	July 1, 2013-
	July 1, 2013	December 31, 2013	During Period	December 31, 2013
Africa Index ETF
Actual	$1,000.00	$1,171.40	0.84%	$4.60
Hypothetical**	$1,000.00	$1,020.97	0.84%	$4.28
Brazil Small-Cap ETF
Actual	$1,000.00	$943.30	0.60%	$2.94
Hypothetical**	$1,000.00	$1,022.18	0.60%	$3.06
ChinaAMC A-Share ETF
Actual	$1,000.00	$1,081.40	0.72%	$3.78
Hypothetical**	$1,000.00	$1,021.58	0.72%	$3.67
Colombia ETF
Actual	$1,000.00	$1,053.90	0.75%	$3.88
Hypothetical**	$1,000.00	$1,021.42	0.75%	$3.82
Egypt Index ETF
Actual	$1,000.00	$1,512.30	1.00%	$6.33
Hypothetical**	$1,000.00	$1,020.16	1.00%	$5.09
Germany Small-Cap ETF
Actual	$1,000.00	$1,265.30	0.54%	$3.08
Hypothetical**	$1,000.00	$1,022.48	0.54%	$2.75
Gulf States Index ETF
Actual	$1,000.00	$1,151.80	0.98%	$5.32
Hypothetical**	$1,000.00	$1,020.27	0.98%	$4.99
India Small-Cap Index ETF
Actual	$1,000.00	$1,078.90	0.91%	$4.77
Hypothetical**	$1,000.00	$1,020.62	0.91%	$4.63
Indonesia Index ETF
Actual	$1,000.00	$734.90	0.58%	$2.54
Hypothetical**	$1,000.00	$1,022.28	0.58%	$2.96
Indonesia Small-Cap ETF
Actual	$1,000.00	$666.20	0.62%	$2.60
Hypothetical**	$1,000.00	$1,022.08	0.62%	$3.16
Israel ETF
Actual	$1,000.00	$1,193.40	0.59%	$3.26
Hypothetical**	$1,000.00	$1,022.23	0.59%	$3.01
Latin America Small-Cap Index ETF
Actual	$1,000.00	$991.30	0.63%	$3.16
Hypothetical**	$1,000.00	$1,022.03	0.63%	$3.21
Poland ETF
Actual	$1,000.00	$1,208.30	0.61%	$3.40
Hypothetical**	$1,000.00	$1,022.13	0.61%	$3.11
Russia ETF
Actual	$1,000.00	$1,170.50	0.63%	$3.50
Hypothetical**	$1,000.00	$1,022.03	0.63%	$3.26
Russia Small-Cap ETF
Actual	$1,000.00	$1,107.60	0.67%	$3.56
Hypothetical**	$1,000.00	$1,021.83	0.67%	$3.41
Vietnam ETF
Actual	$1,000.00	$1,019.40	0.78%	$3.97
Hypothetical**	$1,000.00	$1,021.27	0.78%	$3.97
*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2013) multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of days in the fiscal year (to reflect the one-half year period).
**	Assumes annual return of 5% before expenses
40

AFRICA INDEX ETF

SCHEDULE OF INVESTMENTS

December 31, 2013

Number
of Shares		Value

COMMON STOCKS: 98.3%
Australia: 1.2%
45,869	Aquarius Platinum Ltd. (GBP) * #	$30,158
2,946,128	Paladin Energy Ltd. (CAD) *	1,233,908
		1,264,066
Canada: 5.2%
326,882	Africa Oil Corp. *	2,839,643
122,140	First Quantum Minerals Ltd.	2,200,244
117,452	IAMGOLD Corp. (USD)	391,115
65,631	Semafo, Inc.	172,339
		5,603,341
Egypt: 21.5%
1,936,458	Commercial International Bank Egypt SAE (GDR) Reg S	8,694,696
1,091,643	Egyptian Financial Group-Hermes Holding SAE * #	1,388,845
1,901,492	Egyptian Kuwaiti Holding Co. (USD) #	1,743,280
531,832	Ezz Steel * #	1,178,255
1,408,598	Global Telecom Holding (GDR) * # Reg S	4,725,701
7,042,691	Orascom Telecom Media and Technology Holding SAE #	784,734
411,161	Sidi Kerir Petrochemcials Co. #	1,019,776
3,059,061	Talaat Moustafa Group * #	2,747,253
477,471	Telecom Egypt #	1,019,003
		23,301,543
France: 2.0%
14,186	Bourbon S.A. † #	391,158
108,962	Etablissements Maurel et Prom #	1,825,635
		2,216,793
Ireland: 1.4%
4,451,349	Kenmare Resources Plc (GBP) * #	1,538,907
Kenya: 1.2%
10,572,100	Safaricom Ltd. #	1,331,765
Malta: 0.1%
25,164	Brait S.E. *	125,992
Morocco: 8.5%
79,299	Attijariwafa Bank	2,963,232
71,549	Banque Centrale Populaire	1,696,222
50,853	Banque Marocaine du Commerce Exterieur	1,274,113
167,568	Douja Promotion Groupe Addoha S.A.	1,147,628
176,448	Maroc Telecom	2,075,325
		9,156,520
Nigeria: 17.0%
30,998,318	First Bank Nigeria Holdings Plc #	3,163,400
27,957,671	Guaranty Trust Bank Plc #	4,726,879
108,188	Nestle Nigeria Plc	811,664
3,304,672	Nigerian Breweries Plc #	3,472,682
28,823,722	United Bank for Africa Plc #	1,604,661
27,140,376	Zenith Bank Ltd. #	4,657,807
		18,437,093
Singapore: 1.0%
2,521,000	Golden Agri-Resources Ltd. #	1,090,779
South Africa: 20.3%
3,987	Aeci Ltd.	47,583
82,028	African Bank Investments Ltd. †	94,373
6,118	African Rainbow Minerals Ltd. #	110,649
5,082	Anglo American Platinum Ltd. * † #	191,657
32,597	AngloGold Ashanti Ltd. (ADR) †	382,037
12,179	ArcelorMittal South Africa Ltd. * #	43,421

Number
of Shares		Value

South Africa: (continued)
25,360	Aspen Pharmacare Holdings Ltd. #	$651,421
28,281	Aveng Ltd. * #	71,412
21,124	AVI Ltd.	115,727
36,741	Barclays Africa Group Ltd. † #	464,588
13,075	Barloworld Ltd. #	124,937
26,264	Bidvest Group Ltd. #	673,884
15,421	Clicks Group Ltd. #	92,544
27,354	Coronation Fund Managers Ltd. #	209,095
34,574	Discovery Ltd. #	279,289
10,459	Exxaro Resources Ltd. #	146,484
249,657	FirstRand Ltd. † #	856,884
15,269	Foschini Group Ltd. † #	139,826
67,514	Gold Fields Ltd. (ADR)	216,045
25,451	Harmony Gold Mining Co. Ltd. (ADR)	64,391
51,821	Impala Platinum Holdings Ltd. #	610,181
17,210	Imperial Holdings Ltd. #	333,316
16,527	Investec Ltd. #	117,792
8,211	JD Group Ltd. #	22,716
5,159	Kumba Iron Ore Ltd. † #	218,746
9,977	Liberty Holdings Ltd. #	116,001
85,428	Life Healthcare Group Holdings Ltd. #	341,725
5,727	Massmart Holdings Ltd. #	71,130
28,828	Mediclinic International Ltd. #	209,366
87,262	MMI Holdings Ltd. † #	211,039
15,856	Mr. Price Group Ltd. #	248,210
128,840	MTN Group Ltd. #	2,672,596
13,827	Murray & Roberts Holdings Ltd. * #	35,432
38,804	Nampak Ltd. #	152,018
27,040	Naspers Ltd. #	2,834,789
12,500	Nedbank Group Ltd. #	251,018
59,806	Netcare Ltd. #	148,675
19,104	Northern Platinum Ltd. * #	76,886
15,841	Pick n Pay Stores Ltd. † #	78,779
45,059	PPC Ltd. #	135,188
37,169	Remgro Ltd. #	738,423
11,386	Reunert Ltd.	74,466
50,542	RMB Holdings Ltd. #	233,799
62,989	RMI Holdings #	165,204
136,519	Sanlam Ltd. #	694,829
44,220	Sappi Ltd. * #	138,491
48,365	Sasol Ltd. (ADR)	2,391,649
27,954	Shoprite Holdings Ltd. #	438,421
17,314	Sibanye Gold Ltd. (ADR)	83,280
10,602	Spar Group Ltd. #	133,301
92,974	Standard Bank Group Ltd. #	1,150,584
100,961	Steinhoff International Holdings Ltd. † #	435,673
9,032	Sun International Ltd.	82,182
24,042	Telkom S.A. SOC Ltd. * #	64,392
12,633	Tiger Brands Ltd. #	322,427
26,656	Truworths International Ltd. #	195,600
29,440	Vodacom Group Ltd. †	373,841
51,107	Woolworths Holdings Ltd. #	364,766
		21,943,178
United Kingdom: 18.7%
237,269	Acergy S.A. (NOK) #	4,547,496
938,478	Afren Plc * #	2,632,866
105,418	African Barrick Gold Ltd. #	326,001
111,488	African Minerals Ltd. * #	367,324
115,589	Anglo American Plc #	2,530,158

See Notes to Financial Statements

41

AFRICA INDEX ETF

SCHEDULE OF INVESTMENTS

(continued)

Number
of Shares		Value

United Kingdom: (continued)
2,680,256	Cenatamin Plc * #	$1,987,732
39,575	Investec Plc #	287,476
31,655	Lonmin Plc * #	162,312
387,556	Old Mutual Plc #	1,216,218
468,219	Ophir Energy Plc * #	2,543,168
32,313	Petra Diamonds Ltd. * #	63,482
14,983	Randgold Resources Ltd. (ADR)	941,082
187,036	Tullow Oil Plc #	2,655,005
		20,260,320
United States: 0.2%
3,785	Royal Caribbean Cruises Ltd.	179,485
Total Common Stocks (Cost: $94,218,808)		106,449,782
REAL ESTATE INVESTMENT TRUSTS: 0.6%
Nigeria: 0.0%
40,301	Afriland Properties Plc * # §	519
South Africa: 0.6%
80,244	Capital Property Fund #	81,650
114,326	Growthpoint Properties Ltd. #	265,362
271,976	Redefine Properties Ltd.	252,922
		599,934
Total Real Estate Investment Trusts (Cost: $606,340)		600,453

Number
of Shares		Value

Total Investments Before Collateral for Securities Loaned: 98.9%
(Cost: $94,825,148)		$107,050,235
SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES LOANED: 2.7%
(Cost: $2,965,174)
2,965,174	Bank of New York Overnight Government Fund	2,965,174
Total Investments: 101.6% (Cost: $97,790,322)		110,015,409
Liabilities in excess of other assets: (1.6)%		(1,770,670)
NET ASSETS: 100.0%		$108,244,739

ADR	American Depositary Receipt
CAD	Canadian Dollar
GBP	British Pound
GDR	Global Depositary Receipt
NOK	Norwegian Krone
USD	United States Dollar
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $2,816,515.
#	Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $76,125,051 which represents 70.3% of net assets.
§	Illiquid Security - the aggregate value of illiquid securities is $519 which represents 0.0% of net assets.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

Summary of Investments by Sector Excluding
Collateral for Securities Loaned (unaudited)	% of Investments	Value
Basic Materials	17.4%	$18,670,226
Communications	14.8	15,882,146
Consumer, Cyclical	1.8	1,910,911
Consumer, Non-cyclical	7.8	8,294,864
Diversified	2.9	3,055,683
Energy	16.4	17,581,455
Financial	38.4	41,138,851
Industrial	0.4	441,633
Technology	0.1	74,466
	100.0%	$107,050,235

See Notes to Financial Statements

42

The summary of inputs used to value the Fund’s investments as of December 31, 2013 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Common Stocks
Australia	$1,233,908	$30,158	$–	$1,264,066
Canada	5,603,341	–	–	5,603,341
Egypt	8,694,696	14,606,847	–	23,301,543
France	–	2,216,793	–	2,216,793
Ireland	–	1,538,907	–	1,538,907
Kenya	–	1,331,765	–	1,331,765
Malta	125,992	–	–	125,992
Morocco	9,156,520	–	–	9,156,520
Nigeria	811,664	17,625,429	–	18,437,093
Singapore	–	1,090,779	–	1,090,779
South Africa	3,925,574	18,017,604	–	21,943,178
United Kingdom	941,082	19,319,238	–	20,260,320
United States	179,485	–	–	179,485
Real Estate Investment Trusts
Nigeria	–	–	519	519
South Africa	252,922	347,012	–	599,934
Money Market Fund	2,965,174	–	–	2,965,174
Total	$33,890,358	$76,124,532	$519	$110,015,409

During the year ended December 31, 2013, transfers of securities from Level 1 to Level 2 were $18,057,681 and transfers from Level 2 to Level 1 were $4,920,530. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

The following table reconciles the valuation of the Fund’s Level 3 investment securities and related transactions during the year ended December 31, 2013:

Real Estate
Investment Trusts
Nigeria
Balance as of December 31, 2012	$–
Realized gain (loss)	–
Net change in unrealized appreciation (depreciation)	(208)
Purchases	727
Sales	–
Transfers in and/or out of level 3	–
Balance as of December 31, 2013	$519

See Notes to Financial Statements

43

BRAZIL SMALL-CAP ETF

SCHEDULE OF INVESTMENTS

December 31, 2013

Number of Shares		Value

COMMON STOCKS: 85.3%
Basic Materials: 2.2%
3,364,942	Beadell Resources Ltd. (AUD) * #	$2,396,396
1,519,784	MMX Mineracao e Metalicos S.A. *	450,927
653,150	Paranapanema S.A. *	1,442,370
		4,289,693
Communications: 2.1%
256,900	B2W Cia Global Do Varejo *	1,662,759
928,880	NII Holdings, Inc. (USD) * †	2,554,420
		4,217,179
Consumer, Cyclical: 17.5%
176,600	Arezzo Industria e Comercio S.A.	2,226,915
169,550	Autometal S.A.	1,250,471
1,550,608	Brookfield Incorporacoes S.A. *	755,833
1,130,600	Even Construtora e Incorporadora S.A.	3,905,644
399,972	Gol Linhas Aereas Inteligentes S.A. (ADR) * †	1,827,872
421,000	Grendene S.A.	3,228,098
273,000	International Meal Co. Holdings S.A. *	2,111,794
367,750	Iochpe Maxion S.A.	4,076,152
391,650	Magazine Luiza S.A. *	1,253,346
172,750	Mahle-Metal Leve S.A. Industria e Comercio	2,006,294
259,800	Marisa Lojas S.A.	2,048,227
1,352,800	MRV Engenharia e Participacoes S.A.	4,833,784
137,150	Positivo Informatica S.A.	166,841
315,200	Restoque Comercio e Confeccoes de Roupas S.A.	801,611
184,250	Smiles S.A.	2,537,367
350,500	Tecnisa S.A. *	1,331,135
		34,361,384
Consumer, Non-cyclical: 29.5%
257,950	Abril Educacao S.A.	3,651,809
243,150	American Banknote S.A.	3,318,610
897,350	Brazil Pharma S.A. *	2,571,193
940,250	Diagnosticos da America S.A.	5,802,708
1,224,040	Estacio Participacoes S.A.	10,589,237
328,200	Fleury S.A.	2,559,661
227,600	GAEC Educacao S.A. *	2,045,192
1,374,000	Marfrig Alimentos S.A. *	2,329,554
404,750	Mills Estruturas e Servicos de Engenharia S.A.	5,661,439
453,000	Minerva S.A. *	2,208,117
732,200	Qualicorp S.A. *	6,982,939
243,950	Santos Brasil Participacoes S.A.	1,958,425
267,700	Sao Martinho S.A.	3,256,539
202,300	Ser Educacional S.A. *	2,015,068
260,900	SLC Agricola S.A.	2,255,954
138,000	Technos S.A.	947,589
		58,154,034
Energy: 1.8%
1,287,850	HRT Participacoes em Petroleo S.A. *	496,744
357,800	QGEP Participacoes S.A.	1,483,219
1,022,279	Vanguarda Agro S.A. *	1,486,242
		3,466,205
Financial: 18.9%
325,400	Aliansce Shopping Centers S.A.	2,524,031
612,700	Brasil Brokers Participacoes S.A.	1,519,252
432,950	Brasil Insurance Participacoes e Administracao S.A.	3,349,089

Number of Shares		Value

Financial: (continued)
393,050	Direcional Engenharia S.A.	$1,999,195
402,900	EZ Tec Empreendimentos e Participacoes S.A.	4,976,372
1,114,002	Gafisa S.A. (ADR) †	3,486,826
376,390	GP Investments Ltd. (BDR) *	686,013
513,455	Helbor Empreendimentos S.A.	1,697,552
275,850	Iguatemi Empresa de Shopping Centers S.A.	2,607,377
465,350	JHSF Participacoes S.A.	840,263
271,022	LPS Brasil Consultoria de Imoveis S.A.	1,658,814
1,258,850	Odontoprev S.A.	5,245,097
5,770,650	PDG Realty S.A. Empreendimentos e Participacoes *	4,427,202
1,292,092	Rossi Residencial S.A. *	1,117,248
135,850	Sonae Sierra Brasil S.A.	1,049,717
		37,184,048
Industrial: 3.3%
315,250	Julio Simoes Logistica S.A.	2,132,623
2,775,600	LLX Logistica S.A. *	1,270,594
892,165	Magnesita Refratarios S.A.	2,231,122
124,400	Tegma Gestao Logistica S.A.	949,115
		6,583,454
Technology: 1.0%
97,750	Linx S.A.	1,985,039
Utilities: 9.0%
605,750	Alupar Investimento S.A. *	4,172,274
244,950	Cia de Saneamento de Minas Gerais S.A.	3,862,304
1,059,200	Eneva S.A. *	1,346,869
544,972	Equatorial Energia S.A.	5,347,505
318,450	Light S.A.	2,985,743
		17,714,695
Total Common Stocks (Cost: $204,901,138)		167,955,731
PREFERRED STOCKS: 10.7%
Basic Materials: 0.4%
136,350	Cia de Ferro Ligas da Bahia	762,300
Communications: 0.2%
48,000	Saraiva S.A. Livreiros Editores	528,371
Consumer, Cyclical: 3.2%
515,341	Alpargatas S.A.	3,232,827
645,100	Randon Implementos e Participacoes S.A.	3,141,761
		6,374,588
Financial: 4.8%
197,963	Banco ABC Brasil S.A.	1,060,613
239,600	Banco Daycoval S.A.	812,462
289,550	Banco Industrial e Comercial S.A.	908,200
457,213	Banco Panamericano S.A. *	889,523
917,368	Sul America S.A.	5,750,926
		9,421,724
Utilities: 2.1%
143,050	Cia Energetica do Ceara	2,546,614
390,600	Eletropaulo Metropolitana Eletricidade de Sao Paulo S.A.	1,549,652
		4,096,266
Total Preferred Stocks (Cost: $19,508,998)		21,183,249

See Notes to Financial Statements

44

Number of Shares		Value

REAL ESTATE INVESTMENT TRUST: 2.7% (Cost: $5,255,160)
Financial: 2.7%
93,172	FII BTG Pactual Corporate Office Fund	$5,286,033
Total Investments Before Collateral for Securities Loaned: 98.7%
(Cost: $229,665,296)		194,425,013

Principal
Amount
SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES LOANED: 3.9%
Repurchase Agreements: 3.9%
$380,400	Repurchase agreement dated 12/31/2013 with Barclays Capital, 0.01%, due 1/2/2014, proceeds $380,400; (collateralized by various U.S. government and agency obligations, 0.00% to 4.75%, due 5/15/2014 to 8/15/2043, valued at $388,008 including accrued interest)	380,400
1,806,916	Repurchase agreement dated 12/31/2013 with Citigroup Global Markets, Inc., 0.02%, due 1/2/2014, proceeds $1,806,918; (collateralized by various U.S. government and agency obligations, 2.08% to 11.00%, due 12/15/2015 to 8/15/2053, valued at $1,843,054 including accrued interest)	1,806,916
Principal Amount		Value

$1,806,916	Repurchase agreement dated 12/31/2013 with Deutsche Bank, Inc., 0.03%, due 1/2/2014, proceeds $1,806,919; (collateralized by various U.S. government and agency obligations, 0.00% to 8.00%, due 1/24/2014 to 2/1/2047, valued at $1,843,055 including accrued interest)	$1,806,916
1,806,916	Repurchase agreement dated 12/31/2013 with HSBC Securities USA, Inc., 0.01%, due 1/2/2014, proceeds $1,806,917; (collateralized by various U.S. government obligations, 0.88% to 0.88%, due 9/15/2016 to 9/15/2016, valued at $1,843,061 including accrued interest)	1,806,916
1,806,916	Repurchase agreement dated 12/31/2013 with Merrill Lynch Pierce Fenner & Smith, Inc., 0.01%, due 1/2/2014, proceeds $1,806,917; (collateralized by various U.S. government and agency obligations, 1.36% to 7.00%, due 6/1/2017 to 9/1/2044, valued at $1,843,054 including accrued interest)	1,806,916
Total Short-Term Investments Held as Collateral for Securities Loaned
(Cost: $7,608,064)		7,608,064
Total Investments: 102.6% (Cost: $237,273,360)		202,033,077
Liabilities in excess of other assets: (2.6)%		(5,142,354)
NET ASSETS: 100.0%		$196,890,723

ADR	American Depositary Receipt
AUD	Australian Dollar
BDR	Brazilian Depositary Receipt
USD	United States Dollar
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $7,038,826.
#	Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $2,396,396 which represents 1.2% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value
Basic Materials	2.6%	$5,051,993
Communications	2.4	4,745,550
Consumer, Cyclical	21.0	40,735,972
Consumer, Non-cyclical	29.9	58,154,034
Energy	1.8	3,466,205
Financial	26.7	51,891,805
Industrial	3.4	6,583,454
Technology	1.0	1,985,039
Utilities	11.2	21,810,961
	100.0%	$194,425,013

See Notes to Financial Statements

45

BRAZIL SMALL-CAP ETF

SCHEDULE OF INVESTMENTS

(continued)

The summary of inputs used to value the Fund’s investments as of December 31, 2013 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Basic Materials	$1,893,297	$2,396,396	$–	$4,289,693
Communications	4,217,179	–	–	4,217,179
Consumer, Cyclical	34,361,384	–	–	34,361,384
Consumer, Non-cyclical	58,154,034	–	–	58,154,034
Energy	3,466,205	–	–	3,466,205
Financial	37,184,048	–	–	37,184,048
Industrial	6,583,454	–	–	6,583,454
Technology	1,985,039	–	–	1,985,039
Utilities	17,714,695	–	–	17,714,695
Preferred Stocks*	21,183,249	–	–	21,183,249
Real Estate Investment Trust
Financial	5,286,033	–	–	5,286,033
Repurchase Agreements	–	7,608,064	–	7,608,064
Total	$192,028,617	$10,004,460	$–	$202,033,077

*	See Schedule of Investments for security type and industry sector breakouts.

See Notes to Financial Statements

46

CHINAAMC A-SHARE ETF

SCHEDULE OF INVESTMENTS

December 31, 2013

Number of Shares		Value

MONEY MARKET FUNDS: 62.7%
1,634,504	Blackrock Federal Fund	$1,634,504
4,191,814	Dreyfus Government Cash Management Fund	4,191,814
4,191,814	Federated Government Obligation Fund	4,191,814
4,191,814	Fidelity Institutional Money Market Government Fund Class 1	4,191,814
4,191,815	Western Asset Institutional Government Money Market Fund	4,191,815
Total Money Market Funds (Cost: $18,401,761)		18,401,761
Other assets less liabilities: 37.3%		10,942,076
NET ASSETS: 100.0%		$29,343,837

As of December 31, 2013, the Fund had an outstanding swap contract with the following terms:

Total Return Swap Contracts – Long Exposure

Counterparty	Referenced Obligation	Notional Amount	Rate paid by the Fund	Termination Date	% of Net Assets	Unrealized Depreciation
Credit Suisse Securities
(Europe) Limited	CSI 300 Total Return Index*	$30,902,149	1.00%	01/15/14	(5.9)%	$(1,718,321)

*	Segregated cash collateral for swap contracts held at broker is $10,200,000.

Summary of Investments by Sector (unaudited)	% of Investments	Value
Money Market Funds	100.0%	$18,401,761

The summary of inputs used to value the Fund’s investments as of December 31, 2013 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Money Market Funds	$18,401,761	$–	$–	$18,401,761
Other Financial Instruments:
Swap Contracts	$–	$(1,718,321)	$–	$(1,718,321)

See Notes to Financial Statements

47

COLOMBIA ETF

SCHEDULE OF INVESTMENTS

December 31, 2013

Number of Shares		Value

COMMON STOCKS: 84.7%
Basic Materials: 1.1%
12,455	Continental Gold Ltd. (CAD) *	$39,631
Consumer, Cyclical: 5.1%
11,318	Almacenes Exito S.A.	175,928
Consumer, Non-cyclical: 5.6%
14,078	Grupo Nutresa S.A.	192,861
Energy: 20.5%
9,914	Canacol Energy Ltd. (CAD) *	66,544
6,418	Ecopetrol S.A. (ADR) †	246,772
22,209	Gran Tierra Energy, Inc. (USD) *	162,348
8,937	Pacific Rubiales Energy Corp. (CAD)	154,299
12,396	Parex Resources, Inc. (CAD) *	76,786
		706,749
Financial: 26.5%
20,080	BanColombia S.A.	247,827
4,588	BanColombia S.A. (ADR)	224,904
1,793,955	Bolsa de Valores de Colombia	20,821
7,586	Corp Financiera Colombiana S.A.	155,651
15,299	Grupo de Inversiones Suramericana S.A.	267,138
		916,341
Industrial: 10.7%
33,128	Cementos Argos S.A.	168,215
20,167	Grupo Argos S.A.	203,133
		371,348
Utilities: 15.2%
25,513	Cia Colombiana de Inversiones S.A.	75,085
178,513	Empresa de Energia de Bogota S.A.	141,978
33,128	Interconexion Electrica S.A. E.S.P.	156,199
90,419	Isagen S.A. E.S.P.	152,260
		525,522
Total Common Stocks (Cost: $2,945,824)		2,928,380
Number of Shares		Value

PREFERRED STOCKS: 15.4%
Financial: 10.9%
7,129	Banco Davivienda S.A.	$87,395
205,127	Grupo Aval Acciones y Valores	135,511
8,412	Grupo de Inversiones Suramericana S.A.	152,462
		375,368
Industrial: 4.5%
15,389	Grupo Argos S.A.	155,485
Total Preferred Stocks (Cost: $535,556)		530,853
MONEY MARKET FUND: 2.4% (Cost: $82,131)
82,131	Dreyfus Government Cash Management Fund	82,131
Total Investments Before Collateral for Securities Loaned: 102.5%
(Cost: $3,563,511)		3,541,364
SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES LOANED: 6.8%
(Cost: $235,248)
235,248	Bank of New York Overnight Government Fund	235,248
Total Investments: 109.3% (Cost: $3,798,759)		3,776,612
Liabilities in excess of other assets: (9.3)%		(320,130)
NET ASSETS: 100.0%		$3,456,482

ADR	American Depositary Receipt
CAD	Canadian Dollar
USD	United States Dollar
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $229,216.

See Notes to Financial Statements

48

Summary of Investments by Sector Excluding
Collateral for Securities Loaned (unaudited)	% of Investments	Value
Basic Materials	1.1%	$39,631
Consumer, Cyclical	5.0	175,928
Consumer, Non-cyclical	5.4	192,861
Energy	20.0	706,749
Financial	36.5	1,291,709
Industrial	14.9	526,833
Utilities	14.8	525,522
Money Market Fund	2.3	82,131
	100.0%	$3,541,364

The summary of inputs used to value the Fund’s investments as of December 31, 2013 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks*	$2,928,380	$–	$–	$2,928,380
Preferred Stocks*	530,853	–	–	530,853
Money Market Funds	317,379	–	–	317,379
Total	$3,776,612	$–	$–	$3,776,612

*	See Schedule of Investments for security type and industry sector breakouts.

See Notes to Financial Statements

49

EGYPT INDEX ETF

SCHEDULE OF INVESTMENTS

December 31, 2013

Number of Shares		Value

COMMON STOCKS: 100.1%
Basic Materials: 14.7%
2,973,779	Cenatamin Plc (GBP) * #	$2,205,415
256,951	Egyptian Financial & Industrial Co. * #	428,284
1,095,489	Ezz Steel * #	2,427,018
842,635	Sidi Kerir Petrochemcials Co. #	2,089,933
		7,150,650
Communications: 16.4%
1,147,987	Global Telecom Holding (GDR) * # Reg S	3,851,378
16,670,976	Orascom Telecom Media and Technology Holding SAE #	1,857,568
1,068,829	Telecom Egypt #	2,281,059
		7,990,005
Consumer, Cyclical: 1.7%
1,279,924	Arab Cotton Ginning Co. #	811,332
Consumer, Non-cyclical: 7.2%
1,547,287	Juhayna Food Industries	3,493,813
Diversified: 5.8%
3,049,988	Egyptian Kuwaiti Holding Co. (USD) #	2,796,217
Energy: 12.9%
2,275,927	Circle Oil Plc (GBP) *	749,188
1,162,736	Maridive & Oil Services SAE (USD) *	1,162,736
798,857	Petroceltic International Plc (GBP) * †	2,315,435
244,392	Transglobe Energy Corp. (CAD) *	2,042,542
		6,269,901
Financial: 36.7%
4,628,873	Amer Group Holding #	491,493
2,553,644	Citadel Capital Corp. * #	1,286,723
870,334	Commercial International Bank Egypt SAE (GDR) Reg S	3,907,800
Number of Shares		Value

Financial: (continued)
2,116,375	Egyptian Financial Group-Hermes Holding SAE * #	$2,692,563
2,572,220	Egyptian for Tourism Resorts Co. * #	423,087
420,096	Medinet Nasr Housing * #	1,414,844
4,374,276	Palm Hills Developments SAE * #	1,666,815
1,787,644	Pioneers Holding * #	1,375,436
354,199	Six of October Development & Investment Co. *	1,152,534
3,821,214	Talaat Moustafa Group * #	3,431,720
		17,843,015
Industrial: 4.7%
498,052	El Sewedy Electric Co.	2,292,951
Total Common Stocks (Cost: $41,586,324)		48,647,884
RIGHTS: 0.0% (Cost: $0)
2,133,957	Citadel Capital Corp. Rights (EGP 0.00, expiring 02/23/14) * #	0
SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES LOANED: 0.1%
(Cost: $38,350)
38,350	Bank of New York Overnight Government Fund	38,350
Total Investments: 100.2% (Cost: $41,624,674)		48,686,234
Liabilities in excess of other assets: (0.2)%		(114,813)
NET ASSETS: 100.0%		$48,571,421

CAD	Canadian Dollar
EGP	Egyptian Pound
GBP	British Pound
GDR	Global Depositary Receipt
USD	United States Dollar
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $36,146.
#	Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $31,530,885 which represents 64.9% of net assets.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

See Notes to Financial Statements

50

Summary of Investments by Sector Excluding
Collateral for Securities Loaned (unaudited)	% of Investments	Value
Basic Materials	14.7%	$7,150,650
Communications	16.4	7,990,005
Consumer, Cyclical	1.7	811,332
Consumer, Non-cyclical	7.2	3,493,813
Diversified	5.7	2,796,217
Energy	12.9	6,269,901
Financial	36.7	17,843,015
Industrial	4.7	2,292,951
	100.0%	$48,647,884

The summary of inputs used to value the Fund’s investments as of December 31, 2013 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Basic Materials	$–	$7,150,650	$–	$7,150,650
Communications	–	7,990,005	–	7,990,005
Consumer, Cyclical	–	811,332	–	811,332
Consumer, Non-cyclical	3,493,813	–	–	3,493,813
Diversified	–	2,796,217	–	2,796,217
Energy	6,269,901	–	–	6,269,901
Financial	5,060,334	12,782,681	–	17,843,015
Industrial	2,292,951	–	–	2,292,951
Rights	–	–	–	–
Money Market Fund	38,350	–	–	38,350
Total	$17,155,349	$31,530,885	$–	$48,686,234

During the year ended December 31, 2013, transfers of securities from Level 1 to Level 2 were $13,947,856 and transfers from Level 2 to Level 1 were $766,735. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

See Notes to Financial Statements

51

GERMANY SMALL-CAP ETF

SCHEDULE OF INVESTMENTS

December 31, 2013

Number of Shares		Value

COMMON STOCKS: 94.6%
Basic Materials: 7.4%
839	H&R WASAG A.G. * #	$10,050
2,446	Salzgitter A.G. #	104,481
1,806	SGL Carbon S.E. #	71,724
5,561	Symrise A.G. #	256,992
		443,247
Communications: 6.2%
2,504	ADVA A.G. Optical Networking * #	12,941
2,807	Drillisch A.G. #	81,588
7,329	Freenet A.G. #	220,567
5,913	QSC A.G. #	35,022
1,088	Stroer Out-of-Home Media A.G. * #	19,387
		369,505
Consumer, Cyclical: 11.6%
824	BayWa A.G. #	42,958
569	Beter Bed Holding NV	13,803
1,221	CTS Eventim A.G. #	61,986
347	Delticom A.G. #	15,331
1,934	ElringKlinger A.G. #	78,918
1,576	Gerry Weber International A.G. #	67,092
587	Grammer A.G. #	28,099
1,580	NORMA Group A.G. #	78,674
210	Rational A.G. #	69,778
2,885	SAF-Holland S.A. * #	43,089
400	Tipp24 S.E. * #	26,814
1,142	Tom Tailor Holding AG *	25,965
8,827	TUI A.G. * #	145,863
		698,370
Consumer, Non-cyclical: 15.7%
2,542	Algeta ASA (NOK) * #	150,564
355	Bertrandt A.G. #	54,299
1,810	Carl Zeiss Meditec A.G. #	60,532
6,310	Evotec A.G. * † #	31,976
1,021	GFK S.E.	56,705
1,573	Hamburger Hafen und Logistik A.G. #	38,584
1,466	Morphosys A.G. * #	113,207
792	Sixt A.G. #	25,565
3,611	Stada Arzneimittel A.G. #	179,073
5,921	Wirecard A.G. #	234,750
		945,255
Energy: 1.0%
1,221	CropEnergies A.G. #	10,068
3,857	Nordex S.E. * #	51,233
		61,301
Financial: 18.6%
2,702	Aareal Bank A.G. * #	107,386
1,168	Aurelius A.G. #	47,536
4,581	CA Immobilien Anlagen A.G. #	81,356
1,706	Comdirect Bank A.G. #	19,542
3,854	Conwert Immobilien Invest S.E. #	49,513
609	Deutsche Beteiligungs AG #	17,400
2,882	Deutsche Euroshop A.G. #	126,363
16,375	Deutsche Wohnen A.G. #	316,706
2,268	DIC Asset AG #	20,938
9,475	GAGFAH S.A. * #	139,945
2,699	GSW Immobilien A.G. #	104,617
1,925	Patrizia Immobilien A.G. * #	20,363
Number of Shares		Value

Financial: (continued)
5,260	TAG Immobilien A.G. #	$63,727
		1,115,392
Industrial: 26.1%
2,144	Aurubis A.G. #	131,045
2,322	Balda A.G. * #	15,563
556	Bauer A.G. #	14,420
516	CENTROTEC Sustainable A.G. #	13,269
5,149	Deutz A.G. * #	46,159
1,562	Duerr A.G. #	139,808
1,897	Gerresheimer A.G. #	133,131
4,010	Gildemeister A.G. #	128,175
14,151	Heidelberger Druckmaschinen A.G. * #	50,400
1,166	Indus Holding A.G. #	46,930
2,730	Jenoptik A.G. #	46,527
5,836	Kloeckner & Co. S.E. * #	80,203
924	Krones A.G. #	79,560
1,639	KUKA A.G. #	77,048
2,077	Leoni A.G. #	155,866
1,331	LPKF Laser & Electronics A.G. #	34,100
596	Pfeiffer Vacuum Technology A.G. #	81,269
2,090	Rheinmetall A.G. #	129,152
1,789	Rofin-Sinar Technologies, Inc. (USD) *	48,339
640	SMA Solar Technology A.G. #	20,310
271	Vossloh A.G. #	27,116
571	VTG A.G. #	11,812
1,383	Wacker Neuson S.E. #	21,913
7,203	Yingli Green Energy Holding Co. Ltd. (ADR) * †	36,375
		1,568,490
Technology: 8.0%
6,650	Aixtron S.E. (ADR) *	96,558
654	Bechtle A.G. #	44,660
744	Cancom S.E. #	31,535
2,443	Kontron A.G. #	17,555
3,925	Software AG #	137,739
1,106	Suss Microtec A.G. * #	9,867
496	Voxeljet A.G. (ADR) *	19,587
1,746	Wincor Nixdorf A.G. #	121,395
		478,896
Total Common Stocks (Cost: $5,241,131)		5,680,456
PREFERRED STOCKS: 3.1%
Consumer, Non-cyclical: 0.9%
404	Draegerwerk A.G. & Co. KGaA #	52,929
Industrial: 2.2%
1,017	Jungheinrich A.G. #	66,365
542	Sartorius A.G. #	64,618
		130,983
Total Preferred Stocks (Cost: $155,470)		183,912
REAL ESTATE INVESTMENT TRUSTS: 2.4%
Financial: 2.4%
4,417	Alstria Office A.G.	55,703
5,351	Dundee International	42,405
26,871	Hansteen Holdings Plc #	48,196
Total Real Estate Investment Trusts (Cost: $152,541)		146,304

See Notes to Financial Statements

52

Number of Shares		Value

MONEY MARKET FUND: 1.3% (Cost: $79,207)
79,207	Dreyfus Government Cash Management Fund	$79,207
Total Investments Before Collateral for Securities Loaned: 101.4%
(Cost: $5,628,349)		6,089,879
Number of Shares		Value

SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES LOANED: 1.1%
(Cost: $67,174)
67,174	Bank of New York Overnight Government Fund	$67,174
Total Investments: 102.5% (Cost: $5,695,523)		6,157,053
Liabilities in excess of other assets: (2.5)%		(151,288)
NET ASSETS: 100.0%		$6,005,765

ADR	American Depositary Receipt
NOK	Norwegian Krone
USD	United States Dollar
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $63,331.
#	Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $5,615,232 which represents 93.5% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value
Basic Materials	7.3%	$443,247
Communications	6.1	369,505
Consumer, Cyclical	11.5	698,370
Consumer, Non-cyclical	16.4	998,184
Energy	1.0	61,301
Financial	20.7	1,261,696
Industrial	27.9	1,699,473
Technology	7.8	478,896
Money Market Fund	1.3	79,207
	100.0%	$6,089,879

The summary of inputs used to value the Fund’s investments as of December 31, 2013 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Basic Materials	$–	$443,247	$–	$443,247
Communications	–	369,505	–	369,505
Consumer, Cyclical	39,768	658,602	–	698,370
Consumer, Non-cyclical	56,705	888,550	–	945,255
Energy	–	61,301	–	61,301
Financial	–	1,115,392	–	1,115,392
Industrial	84,714	1,483,776	–	1,568,490
Technology	116,145	362,751	–	478,896
Preferred Stocks*	–	183,912	–	183,912
Real Estate Investment Trusts Financial	98,108	48,196	–	146,304
Money Market Funds	146,381	–	–	146,381
Total	$541,821	$5,615,232	$–	$6,157,053

*	See Schedule of Investments for security type and industry sector breakouts.

During the year ended December 31, 2013, transfers of securities from Level 1 to Level 2 were $177,305. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

See Notes to Financial Statements

53

GULF STATES INDEX ETF

SCHEDULE OF INVESTMENTS

December 31, 2013

Number of Shares		Value

COMMON STOCKS: 100.0%
Kuwait: 23.4%
90,000	Abyaar Real Estate Development * # $	17,259
35,000	ALAFCO Aviation Lease and Finance Co. KSCC	35,322
53,750	Boubyan Bank KSC * #	106,565
50,000	Boubyan Petrochemicals Co.	115,085
73,503	Burgan Bank	143,154
215,000	Commercial Real Estate Co. KSCC #	70,164
4,000	First Investment Co. KSCC * #	1,448
177,775	Gulf Bank KSC *	236,068
243,834	Kuwait Finance House	690,748
65,000	Kuwait International Bank	67,900
57,734	Kuwait Investment Projects Co. KSCC	126,753
37,500	Mabanee Co. SAKC	148,725
330,000	Mobile Telecommunications Co. KSC	806,303
291,465	National Bank of Kuwait SAK #	918,008
115,000	National Industries Group Holding S.A. * #	95,409
45,000	National Investments Co. KSCC * #	25,501
83,500	Public Warehousing Co. KSC #	204,101
		3,808,513
Oman: 9.9%
464,293	Bank Muscat SAOG	766,988
110,313	Oman Telecommunications Co.	431,224
143,615	Omani Qatari Telecommunications Co. SAOG	223,816
96,814	Renaissance Services SAOG * #	184,207
		1,606,235
Qatar: 24.3%
16,414	Barwa Real Estate Co. QSC #	134,477
8,350	Commercial Bank of Qatar #	162,474
10,899	Doha Bank QSC	174,192
5,519	Gulf International Services OSC #	92,642
12,250	Industries Qatar QSC	568,179
62,009	Masraf Al Rayan QSC	532,990
2,087	National Leasing	17,279
4,218	Qatar Electricity & Water Co. QSC #	210,818
2,192	Qatar Fuel Co.	171,014
22,677	Qatar Gas Transport Co. Ltd. Nakilat	126,104
4,853	Qatar International Islamic Bank #	82,243
8,373	Qatar Islamic Bank SAQ #	158,632
14,168	Qatar National Bank SAQ	669,201
4,831	Qatar Navigation	110,112
11,350	Qatar Telecom (Qtel) QSC	427,631
Number of Shares		Value

Qatar: (continued)
14,225	United Development Co.	$88,323
78,455	Vodafone Qatar QSC *	230,744
		3,957,055
South Korea: 2.8%
7,138	Samsung Engineering Co. Ltd #	447,123
United Arab Emirates: 36.9%
461,739	Abu Dhabi Commercial Bank	817,126
449,269	Air Arabia PJSC #	190,144
617,915	Aldar Properties PJSC #	466,183
302,536	Arabtec Holding Co. PJSC * #	236,663
636,197	Dana Gas PJSC * #	157,991
32,646	DP World Ltd. (USD) #	578,629
314,659	Dubai Financial Market PJSC * #	211,818
116,633	Dubai Islamic Bank #	170,529
586,978	Emaar Properties PJSC #	1,222,419
147,496	First Gulf Bank PJSC #	756,301
25,589	Lamprell Plc (GBP) * #	59,536
211,685	National Bank of Abu Dhabi PJSC #	802,354
206,133	Union National Bank of Abu Dhabi PJSC #	329,881
		5,999,574
United States: 2.7%
47,413	McDermott International, Inc. *	434,303
Total Common Stocks (Cost: $11,651,149)		16,252,803

Principal Amount
CONVERTIBLE BONDS: 0.1%
Oman: 0.1%
$20,696	Bank Muscat SAOG 4.50%, 03/20/16	5,806
841	Bank Muscat SAOG 7.00%, 03/20/14	2,534
Total Convertible Bonds (Cost: $8,098)		8,340

Number of Shares
MONEY MARKET FUND: 0.1% (Cost: $16,787)
16,787	Dreyfus Government Cash Management Fund	16,787
Total Investments: 100.2% (Cost: $11,676,034)		16,277,930
Liabilities in excess of other assets: (0.2)%		(26,670)
NET ASSETS: 100.0%		$16,251,260

GBP	British Pound
USD	United States Dollar
*	Non-income producing
#	Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $8,093,519 which represents 49.8% of net assets.

See Notes to Financial Statements

54

Summary of Investments by Sector (unaudited)	% of Investments	Value
Basic Materials	4.2%	$683,264
Communications	13.0	2,119,718
Consumer, Cyclical	2.4	394,245
Consumer, Non-cyclical	3.5	578,629
Diversified	0.8	126,753
Energy	3.0	481,183
Financial	60.7	9,883,887
Industrial	10.2	1,656,542
Utilities	2.1	336,922
Money Market Fund	0.1	16,787
	100.0%	$16,277,930

The summary of inputs used to value the Fund’s investments as of December 31, 2013 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Kuwait	$2,370,058	$1,438,455	$–	$3,808,513
Oman	1,422,028	184,207	–	1,606,235
Qatar	3,115,769	841,286	–	3,957,055
South Korea	–	447,123	–	447,123
United Arab Emirates	817,126	5,182,448	–	5,999,574
United States	434,303	–	–	434,303
Convertible Bonds*	–	8,340	–	8,340
Money Market Fund	16,787	–	–	16,787
Total	$8,176,071	$8,101,859	$–	$16,277,930

*	See Schedule of Investments for security type and geographic sector breakouts.

During the year ended December 31, 2013, transfers of securities from Level 1 to Level 2 were $1,173,913 and transfers from Level 2 to Level 1 were $3,000,421. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

See Notes to Financial Statements

55

INDIA SMALL-CAP INDEX ETF

SCHEDULE OF INVESTMENTS (a)

December 31, 2013

Number of Shares		Value

COMMON STOCKS: 99.9%
Basic Materials: 1.6%
86,705	Andhra Pradesh Paper Mills * #	$381,561
907,316	Chambal Fertilizers & Chemicals Ltd. #	589,118
868,747	Gujarat State Fertilisers & Chemicals Ltd. #	759,084
		1,729,763
Communications: 7.3%
793,198	DEN Networks Ltd. * #	2,065,275
676,573	Hathway Cable & Datacom Ltd. * #	3,105,930
343,376	Mahanagar Telephone Nigam * #	81,156
70,819	Makemytrip Ltd. (USD) *	1,363,974
3,731,698	TV18 Broadcast Ltd. * #	1,442,085
		8,058,420
Consumer, Cyclical: 18.7%
6,129,773	Alok Industries Ltd. #	838,940
1,012,852	Amtek Auto Ltd. #	1,225,983
1,831,428	Apollo Tyres Ltd. #	3,181,334
1,148,592	Arvind Ltd. #	2,542,345
5,800,710	Ashok Leyland Ltd. #	1,620,016
450,280	Bombay Dyeing & Manufacturing Co. Ltd. #	554,439
545,698	Cox & Kings Ltd. #	1,016,703
200,403	Eros International Media Ltd. #	547,211
200,717	Gitanjali Gems Ltd. *	233,799
247,660	Jet Airways India Ltd. * #	1,171,044
390,467	PC Jeweller Ltd. #	541,183
643,715	Rajesh Exports Ltd. #	804,625
133,821	Raymond Ltd. #	611,227
356,326	Sobha Developers Ltd. #	1,798,575
2,268,595	SpiceJet Ltd. * #	645,088
54,504	State Trading Corp. India of Ltd. #	151,135
148,251	Timken India Ltd. #	412,178
25,379	TTK Prestige Ltd. #	1,428,769
1,035,767	TVS Motor Co. Ltd.	1,271,789
		20,596,383
Consumer, Non-cyclical: 7.8%
76,635	Ajanta Pharma Ltd. #	1,174,319
3,717,324	Bajaj Hindusthan Ltd. #	849,192
1,334,483	Balrampur Chini Mills Ltd. #	993,448
397,720	McLeod Russel India Ltd.	2,067,848
3,306,892	REI Agro Ltd. #	353,276
2,988,157	Shree Renuka Sugars Ltd. #	968,639
859,631	Sun Pharma Advanced Research Co. Ltd. * #	2,240,905
		8,647,627
Diversified: 3.2%
94,874	Aban Offshore Ltd. #	596,790
202,855	Century Textile & Industries Ltd. #	1,030,568
496,155	Delta Corp Ltd. #	836,030
1,991,007	Sintex Industries Ltd. #	1,099,230
		3,562,618
Energy: 1.4%
637,843	Niko Resources Ltd. (CAD) *	1,524,820
Financial: 20.4%
817,604	Allahabad Bank #	1,259,672
1,072,262	Anant Raj Industries Ltd. * #	1,085,451
1,016,646	Andhra Bank #	1,032,521
62,250	Credit Analysis & Research Ltd. #	727,534
Number of Shares		Value

Financial: 20.4%
530,344	DB Realty Ltd. * #	$509,786
635,988	Dena Bank #	626,731
1,113,904	Development Credit Bank Ltd. * #	981,942
699,429	Dewan Housing Finance Corp. Ltd. #	2,411,982
154,875	Financial Technologies India Ltd. #	464,352
2,512,117	Housing Development & Infrastructure Ltd. * #	2,176,202
6,643,105	IFCI Ltd. #	2,767,290
1,046,752	India Infoline Ltd. #	1,057,090
924,413	Indiabulls Real Estate Ltd. #	1,033,188
1,646,285	JM Financial Ltd. #	776,598
838,644	Karnataka Bank Ltd. #	1,512,412
3,438,691	Manappuram Finance Ltd. #	871,809
869,702	Parsvnath Developers Ltd. * #	361,978
688,106	SKS Microfinance Ltd. * #	2,116,574
1,005,409	SREI Infrastructure Finance Ltd. #	386,714
540,178	Vijaya Bank Ltd. #	344,069
		22,503,895
Industrial: 19.1%
97,141	ABG Shipyard Ltd. * #	430,865
90,793	BEML Ltd. #	347,149
157,325	BGR Energy Systems Ltd. #	319,967
545,611	Escorts Ltd. #	1,214,440
69,870	Ess Dee Aluminium Ltd. #	620,417
719,877	Gateway Distriparks Ltd. #	1,632,426
2,700,122	Hindustan Construction Co. Ltd. * #	656,387
1,116,167	India Cements Ltd. #	1,087,242
875,568	IRB Infrastructure Developers Ltd. #	1,314,486
551,151	Jai Corp. Ltd. #	664,534
2,374,307	Jain Irrigation Systems Ltd. #	2,794,420
1,188,942	Madras Cements Ltd.	3,681,866
386,903	Praj Industries Ltd. #	283,433
2,141,903	Punj Lloyd Ltd. * #	997,921
10,758,697	Suzlon Energy Ltd. * #	1,793,826
308,094	VIP Industries Ltd. #	321,272
901,729	Voltas Ltd. #	1,694,830
1,170,425	Welspun Corp. Ltd. #	1,202,585
		21,058,066
Technology: 16.0%
1,525,483	Hexaware Technologies Ltd. #	3,250,667
860,691	KPIT Cummins Infosystems Ltd. #	2,388,330
230,538	MindTree Ltd. #	5,704,566
269,580	NIIT Technologies Ltd. #	1,575,758
452,102	Polaris Software Lab Ltd. #	992,281
791,378	Rolta India Ltd. #	861,805
2,147,402	Vakrangee Software Ltd. #	2,888,496
		17,661,903
Utilities: 4.4%
7,603,149	GVK Power & Infrastructure Ltd. * #	1,163,447
305,223	Indraprastha Gas Ltd. #	1,327,175
5,249,408	Lanco Infratech Ltd. * #	650,944
1,613,364	PTC India Ltd. #	1,730,343
		4,871,909
Total Common Stocks (Cost: $110,163,878)		110,215,404

See Notes to Financial Statements

56

Number of Shares		Value

MONEY MARKET FUND: 10.8% (Cost: $11,972,899)
11,972,899	Dreyfus Government Cash Management Fund	$11,972,899
Total Investments: 110.7% (Cost: $122,136,777)		122,188,303
Liabilities in excess of other assets: (10.7)%		(11,836,404)
NET ASSETS: 100.0%		$110,351,899

CAD	Canadian Dollar
USD	United States Dollar
(a)	Represents consolidated Schedule of Investments.
*	Non-income producing
#	Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $100,071,308 which represents 90.7% of net assets.

Summary of Investments by Sector (unaudited)	% of Investments	Value
Basic Materials	1.4%	$1,729,763
Communications	6.6	8,058,420
Consumer, Cyclical	16.9	20,596,383
Consumer, Non-cyclical	7.1	8,647,627
Diversified	2.9	3,562,618
Energy	1.2	1,524,820
Financial	18.4	22,503,895
Industrial	17.2	21,058,066
Technology	14.5	17,661,903
Utilities	4.0	4,871,909
Money Market Fund	9.8	11,972,899
	100.0%	$122,188,303

The summary of inputs used to value the Fund’s investments as of December 31, 2013 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Basic Materials	$–	$1,729,763	$–	$1,729,763
Communications	1,363,974	6,694,446	–	8,058,420
Consumer, Cyclical	1,505,588	19,090,795	–	20,596,383
Consumer, Non-cyclical	2,067,848	6,579,779	–	8,647,627
Diversified	–	3,562,618	–	3,562,618
Energy	1,524,820	–	–	1,524,820
Financial	–	22,503,895	–	22,503,895
Industrial	3,681,866	17,376,200	–	21,058,066
Technology	–	17,661,903	–	17,661,903
Utilities	–	4,871,909	–	4,871,909
Money Market Fund	11,972,899	–	–	11,972,899
Total	$22,116,995	$100,071,308	$–	$122,188,303

During the year ended December 31, 2013, transfers of securities from Level 1 to Level 2 were $4,901,259 and transfers from Level 2 to Level 1 were $4,587,635. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

See Notes to Financial Statements

57

INDONESIA INDEX ETF

SCHEDULE OF INVESTMENTS

December 31, 2013

Number of Shares		Value

COMMON STOCKS: 99.5%
Basic Materials: 1.6%
7,357,500	Aneka Tambang Tbk PT #	$659,630
15,206,500	Borneo Lumbung Energi & Meta * #	217,357
36,196,200	G-Resources Group Ltd. (HKD) * #	877,653
4,599,000	International Nickel Indonesia Tbk PT #	1,003,294
944,082	Intrepid Mines Ltd. (AUD) * #	266,458
		3,024,392
Communications: 13.6%
7,742,000	Global Mediacom Tbk PT #	1,209,959
1,796,500	Indosat Tbk PT #	613,848
10,875,000	Media Nusantara Citra Tbk PT #	2,355,813
33,229,000	MNC Investama Tbk PT #	929,755
431,868	Telekomunikasi Indonesia Tbk PT (ADR)	15,482,468
3,276,500	Tower Bersama Infrastructure * #	1,563,685
6,394,500	XL Axiata Tbk PT #	2,735,758
		24,891,286
Consumer, Cyclical: 12.6%
27,609,000	Astra International Tbk PT #	15,462,527
173,000	Jardine Cycle & Carriage Ltd. (SGD) #	4,940,181
3,022,000	Matahari Department Store Tbk PT * #	2,734,843
		23,137,551
Consumer, Non-cyclical: 22.3%
694,500	Astra Agro Lestari Tbk PT #	1,433,767
8,312,000	Charoen Pokphand Indonesi PT #	2,312,366
4,561,250	First Pacific Company Ltd. (HKD) #	5,201,070
1,083,000	First Resources Ltd. (SGD) #	1,820,264
14,145,000	Golden Agri-Resources Ltd. (SGD) #	6,120,216
1,187,500	Gudang Garam Tbk PT #	4,107,225
2,441,500	Indofood Cbp Sukses Makmur T #	2,050,135
9,482,000	Indofood Sukses Makmur Tbk PT #	5,152,922
4,496,000	Jasa Marga Persero Tbk PT #	1,748,271
44,764,000	Kalbe Farma Tbk PT #	4,610,762
6,164,500	Perusahaan Perkebunan London Sumatra Indonesia Tbk PT #	979,620
2,522,000	Unilever Indonesia Tbk PT #	5,402,970
		40,939,588
Number of Shares		Value

Energy: 7.4%
35,245,000	Adaro Energy Tbk PT #	$3,166,611
5,405,350	Banpu PCL (NVDR) (THB) #	4,984,944
175,039	Bumi Plc (GBP) * #	665,479
32,504,500	Bumi Resources Tbk PT * #	802,608
872,000	Indo Tambangraya Megah Tbk PT #	2,046,297
2,350,000	Medco Energi Internasional Tbk PT #	406,809
1,777,500	Tambang Batubara Bukit Asam Tbk PT #	1,493,252
		13,566,000
Financial: 26.9%
15,819,000	Bank Central Asia Tbk PT #	12,513,738
5,491,848	Bank Danamon Indonesia Tbk PT #	1,706,597
18,549,651	Bank Mandiri Persero Tbk PT #	12,005,539
9,862,932	Bank Negara Indonesia Persero Tbk PT #	3,212,599
18,171,000	Bank Rakyat Indonesia Tbk PT #	10,861,182
3,187,000	Blumont Group Ltd. (SGD) * #	217,567
19,280,000	Bumi Serpong Damai PT #	2,045,224
23,061,000	Ciputra Development Tbk PT #	1,424,081
4,467,000	Gallant Venture Ltd. (SGD) * #	957,631
41,704,000	Lippo Karawaci Tbk PT #	3,122,239
20,030,000	Summarecon Agung Tbk PT #	1,285,683
		49,352,080
Industrial: 10.5%
15,589,500	Alam Sutera Realty Tbk PT #	552,281
2,920,000	Indocement Tunggal Prakarsa Tbk PT #	4,810,001
6,405,000	Semen Gresik Persero Tbk PT #	7,468,900
9,651,000	Trada Maritime Tbk PT * #	1,262,254
3,370,469	United Tractors Tbk PT #	5,275,728
		19,369,164
Utilities: 4.6%
22,971,500	Perusahaan Gas Negara Tbk PT #	8,467,589
Total Common Stocks
(Cost: $268,052,563)		182,747,650
REAL ESTATE INVESTMENT TRUST: 0.6%
(Cost: $956,883)
Financial: 0.6%
3,027,000	Lippo Malls Indonesia Retail Trust #	998,445
Total Investments: 100.1%
(Cost: $269,009,446)		183,746,095
Liabilities in excess of other assets: (0.1)%		(127,670)
NET ASSETS: 100.0%		$183,618,425

ADR	American Depositary Receipt
AUD	Australian Dollar
GBP	British Pound
HKD	Hong Kong Dollar
NVDR	Non-Voting Depositary Receipt
SGD	Singapore Dollar
THB	Thai Baht
*	Non-income producing
#	Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $168,263,627 which represents 91.6% of net assets.

See Notes to Financial Statements

58

Summary of Investments by Sector (unaudited)	% of Investments	Value
Basic Materials	1.6%	$3,024,392
Communications	13.6	24,891,286
Consumer, Cyclical	12.6	23,137,551
Consumer, Non-cyclical	22.3	40,939,588
Energy	7.4	13,566,000
Financial	27.4	50,350,525
Industrial	10.5	19,369,164
Utilities	4.6	8,467,589
	100.0%	$183,746,095

The summary of inputs used to value the Fund’s investments as of December 31, 2013 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Basic Materials	$–	$3,024,392	$–	$3,024,392
Communications	15,482,468	9,408,818	–	24,891,286
Consumer, Cyclical	–	23,137,551	–	23,137,551
Consumer, Non-cyclical	–	40,939,588	–	40,939,588
Energy	–	13,566,000	–	13,566,000
Financial	–	49,352,080	–	49,352,080
Industrial	–	19,369,164	–	19,369,164
Utilities	–	8,467,589	–	8,467,589
Real Estate Investment Trust
Financial	–	998,445	–	998,445
Total	$15,482,468	$168,263,627	$–	$183,746,095

See Notes to Financial Statements

59

INDONESIA SMALL-CAP ETF

SCHEDULE OF INVESTMENTS

December 31, 2013

Number of Shares		Value

COMMON STOCKS: 101.4%
Basic Materials: 3.0%
2,994,000	Bumi Resources Minerals Tbk PT * #	$49,080
385,839	Intrepid Mines Ltd. (AUD) * #	108,899
		157,979
Communications: 1.3%
2,966,000	Visi Media Asia Tbk PT * #	67,283
Consumer, Cyclical: 15.3%
4,559,000	Agis Tbk PT * #	206,186
1,050,300	Energy Earth PCL (NVDR) (THB) #	234,442
1,045,000	Erajaya Swasembada Tbk PT * #	86,129
6,164,000	Multipolar Tbk PT #	183,017
2,776,000	Waskita Karya Persero Tbk PT * #	92,675
		802,449
Consumer, Non-cyclical: 16.3%
1,245,500	BW Plantation Tbk PT #	136,350
1,367,000	Citra Marga Nusaphala Persada Tbk PT * #	376,435
351,000	Malindo Feedmill Tbk PT #	91,785
562,000	Sampoerna Agro PT #	92,459
1,370,500	Tiga Pilar Sejahtera Food Tbk #	161,379
		858,408
Energy: 19.2%
20,058,000	Benakat Integra Tbk PT * #	183,496
4,715,000	Berau Coal Energy Tbk PT * #	72,274
29,754,000	Energi Mega Persada Tbk PT * #	171,587
2,742,500	Exploitasi Energi Indonesia Tbk PT * #	71,095
542,000	Geo Energy Resources Ltd (SGD) * #	137,718
7,935,500	Hanson International Tbk PT * #	372,006
		1,008,176
Number of Shares		Value

Financial: 36.7%
33,866,000	Bakrieland Development Tbk PT *	$139,137
2,875,000	Bank Bukopin Tbk PT #	146,617
5,374,500	Bank Pembangunan Daerah Jawa Timur Tbk PT #	165,921
3,382,500	Bekasi Fajar Industrial Estate Tbk PT * #	123,813
1,303,000	Blumont Group Ltd. (SGD) * #	88,952
2,437,000	Ciputra Property Tbk PT #	124,235
14,860,697	Kawasan Industri Jababeka Tbk PT #	235,962
363,500	Lippo Cikarang Tbk PT * #	145,908
6,773,000	Modernland Realty Tbk PT * #	217,513
10,937,000	Panin Financial Tbk PT * #	175,708
16,684,000	Sentul City Tbk PT * #	215,729
3,263,000	Surya Semesta Internusa Tbk PT #	150,652
		1,930,147
Industrial: 9.6%
795,000	Adhi Karya Persero Tbk PT #	98,938
811,500	Express Transindo Utama Tbk PT * #	97,362
4,116,500	Nusantara Infrastructure Tbk PT * #	86,414
1,875,500	Pembangunan Perumahan Persero Tbk PT #	179,426
1,044,000	Total Bangun Persada Tbk PT #	43,059
		505,199
Total Common Stocks
(Cost: $7,236,754)		5,329,641
RIGHTS: 0.0%
(Cost: $0)
1,013,098	Bank Bukopin Tbk PT Rights (IDR 660.00, expiring 01/07/14) *	83
Total Investments: 101.4%
(Cost: $7,236,754)		5,329,724
Liabilities in excess of other assets: (1.4)%		(71,857)
NET ASSETS: 100.0%		$5,257,867

AUD	Australian Dollar
IDR	Indonesian Rupiah
NVDR	Non-Voting Depositary Receipt
SGD	Singapore Dollar
THB	Thai Baht
*	Non-income producing
#	Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $5,190,504 which represents 98.7% of net assets.

See Notes to Financial Statements

60

Summary of Investments by Sector (unaudited)	% of Investments	Value
Basic Materials	3.0%	$157,979
Communications	1.3	67,283
Consumer, Cyclical	15.0	802,449
Consumer, Non-cyclical	16.1	858,408
Energy	18.9	1,008,176
Financial	36.2	1,930,230
Industrial	9.5	505,199
	100.0%	$5,329,724

The summary of inputs used to value the Fund’s investments as of December 31, 2013 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Basic Materials	$–	$157,979	$–	$157,979
Communications	–	67,283	–	67,283
Consumer, Cyclical	–	802,449	–	802,449
Consumer, Non-cyclical	–	858,408	–	858,408
Energy	–	1,008,176	–	1,008,176
Financial	139,137	1,791,010	–	1,930,147
Industrial	–	505,199	–	505,199
Rights	83	–	–	83
Total	$139,220	$5,190,504	$–	$5,329,724

During the year ended December 31, 2013, transfers from Level 2 to Level 1 were $92,359. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

See Notes to Financial Statements

61

ISRAEL ETF

SCHEDULE OF INVESTMENTS

December 31, 2013

Number of Shares		Value

COMMON STOCKS: 99.6%
Basic Materials: 3.3%
9,377	Frutarom Industries Ltd. #	$197,333
96,458	Israel Chemicals Ltd. #	804,803
		1,002,136
Communications: 13.2%
7,435	Allot Communications Ltd. (USD) *	112,715
34,539	Amdocs Ltd. (USD)	1,424,388
6,419	Attunity Ltd. (USD) *	66,501
11,313	AudioCodes Ltd. (USD) *	80,662
383,781	Bezeq The Israeli Telecommunication Corp. Ltd. #	651,027
14,373	Cellcom Israel Ltd. #	198,071
18,456	Ceragon Networks Ltd. (USD) *	54,814
10,110	Clicksoftware Technologies Ltd. (USD)	75,825
7,553	EZchip Semiconductor Ltd. * #	188,298
15,964	Gilat Satellite Networks Ltd. * #	74,753
13,183	NICE Systems Ltd. #	539,247
20,760	Partner Communications Co. Ltd. * #	193,806
5,749	Perion Network Ltd. (USD) *	69,505
1,968	Silicom Ltd. (USD)	89,977
22,599	Telit Communications Plc (GBP) *	66,110
2,596	Wix.com Ltd. (USD) *	69,703
		3,955,402
Consumer, Cyclical: 2.0%
40,221	888 Holdings Plc (GBP) #	114,986
268	Bayside Land Corp.	73,907
8,147	Cinema City International N.V. (PLN) * #	85,595
11,346	Delek Automotive Systems Ltd. #	122,893
3,212	Delta-Galil Industries Ltd. #	83,813
2,159	Fox Wizel Ltd. #	62,742
845	Property & Building Corp. #	56,437
		600,373
Consumer, Non-cyclical: 31.0%
3,394	Alcobra Ltd. (USD) *	61,058
5,035	Brainsway Ltd. * #	64,910
22,966	Clal Biotechnology Industries Ltd. * #	52,019
13,142	Compugen Ltd. (USD) *	117,621
4,587	Evogene Ltd. * #	90,128
4,623	Given Imaging Ltd. (USD) *	139,060
7,865	Kamada Ltd. * #	115,081
11,246	Mazor Robotics Ltd. * #	108,581
8,816	Medgenics, Inc. (USD) *	52,808
7,871	Nitsba Holdings Ltd. * #	115,508
50,157	Opko Health, Inc. (USD) *	423,325
7,204	Osem Investments Ltd. #	175,964
19,050	Perrigo Co. Plc (USD)	2,923,413
5,534	PhotoMedex, Inc. (USD) *	71,665
21,179	Pluristem Therapeutics, Inc. (USD) *	74,550
2,020	Rami Levi Chain Stores Hashikma Marketing Ltd. #	110,582
23,866	Shufersal Ltd. #	91,839
4,821	SodaStream International Ltd. (USD) *	239,314
8,655	Strauss Group Ltd. #	165,606
10,447	Syneron Medical Ltd. (USD) *	128,498
3,397	Taro Pharmaceutical Industries Ltd. (USD) *	335,963
91,135	Teva Pharmaceutical Industries Ltd. #	3,647,489
		9,304,982
Number of Shares		Value

Diversified: 0.7%
4,601	Elco Holdings Ltd. * #	$62,328
2,674	FIBI Holdings Ltd. * #	65,932
4,114	Koor Industries Ltd. * #	80,063
		208,323
Energy: 4.9%
6,466	Alon USA Energy, Inc. (USD)	106,948
567	Delek Energy Systems Ltd. *	391,395
9,362	Delek US Holdings, Inc. (USD)	322,146
2,836	Jerusalem Oil Exploration * #	110,296
12,875	Naphtha Israel Petroleum Corp. Ltd. * #	88,865
342,545	Oil Refineries Ltd. * #	110,303
16,894	Ormat Industries #	115,874
1,370	Paz Oil Co. Ltd. * #	223,848
		1,469,675
Financial: 20.3%
36,610	Africa Israel Investments Ltd. * #	73,067
5,140	Africa Israel Properties Ltd. *	81,372
1,564	AL-ROV Israel Ltd. * #	61,074
34,412	Amot Investments Ltd. #	104,993
7,205	Azrieli Group #	239,675
225,201	Bank Hapoalim B.M. #	1,262,186
297,260	Bank Leumi Le-Israel B.M. * #	1,214,242
7,399	Clal Insurance Enterprises Holdings td. #	143,955
1,283	Delek Group Ltd. #	490,229
9,045	Discount Investment Corp. * #	65,913
7,371	First International Bank of Israel Ltd. #	122,417
18,484	Gazit-Globe Ltd. #	248,691
28,689	Harel Insurance Investments & Financial Services Ltd. #	166,909
773	Israel Corp. Ltd. * #	407,170
191,135	Israel Discount Bank Ltd. * #	364,987
7,352	Jerusalem Economy Ltd. #	73,224
3,891	Melisron Ltd. #	105,726
7,836	Menorah Mivtachim Holdings Ltd. #	97,436
88,984	Migdal Insurance & Financial Holding Ltd. #	157,032
1,897	Mivtach Shamir Holdings Ltd. #	65,464
29,369	Mizrahi Tefahot Bank Ltd. #	384,526
21,203	Phoenix Holdings Ltd. #	78,766
15,377	Plus500 Ltd. (GBP)	78,951
		6,088,005
Industrial: 3.2%
4,211	Caesarstone Sdot-Yam Ltd. (USD)	209,160
4,886	Elbit Systems Ltd. #	295,186
575	Electra Ltd. #	85,297
4,546	Ituran Location and Control Ltd. #	99,212
9,900	Orbotech Ltd. (USD) *	133,848
59,760	Shikun & Binui Ltd. #	146,407
		969,110
Technology: 20.6%
17,414	Babylon Ltd. #	40,665
6,721	Ceva, Inc. (USD) *	102,294
32,713	Check Point Software Technologies Ltd. (USD) *	2,110,643
8,313	DSP Group, Inc. (USD) *	80,719
5,336	Imperva, Inc. (USD) *	256,822
13,693	LivePerson, Inc. (USD) *	202,930
13,006	Matrix IT Ltd. #	66,871

See Notes to Financial Statements

62

Number of Shares		Value

Technology: (continued)
9,147	Mellanox Technologies Ltd. (USD) *	$365,606
9,616	Nova Measuring Instruments Ltd. * #	94,518
30,386	Playtech Ltd. (GBP) #	371,292
10,173	Radware Ltd. (USD) *	182,911
7,645	Sapiens International Corp N.V. (USD)	58,943
8,252	Stratasys Ltd. (USD) *	1,111,544
25,049	VeriFone Systems, Inc. (USD) *	671,814
11,005	Verint Systems, Inc. (USD) *	472,555
		6,190,127
Utilities: 0.4%
4,914	Ormat Technologies, Inc. (USD)	133,710
Number of Shares		Value

Total Common Stocks
(Cost: $26,835,538)		$29,921,843
REAL ESTATE INVESTMENT TRUST: 0.5%
(Cost: $134,967)
Financial: 0.5%
20,834	Alony Hetz Properties & Investments Ltd. #	145,720
Total Investments: 100.1%
(Cost: $26,970,505)		30,067,563
Liabilities in excess of other assets: (0.1)%		(31,280)
NET ASSETS: 100.0%		$30,036,283

GBP	British Pound
PLN	Polish Zloty
USD	United States Dollar
*	Non-income producing
#	Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $16,241,870 which represents 54.1% of net assets.

Summary of Investments by Sector (unaudited)	% of Investments	Value
Basic Materials	3.3%	$1,002,136
Communications	13.2	3,955,402
Consumer, Cyclical	2.0	600,373
Consumer, Non-cyclical	31.0	9,304,982
Diversified	0.7	208,323
Energy	4.9	1,469,675
Financial	20.7	6,233,725
Industrial	3.2	969,110
Technology	20.6	6,190,127
Utilities	0.4	133,710
	100.0%	$30,067,563

The summary of inputs used to value the Fund’s investments as of December 31, 2013 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Basic Materials	$–	$1,002,136	$–	$1,002,136
Communications	2,110,200	1,845,202	–	3,955,402
Consumer, Cyclical	73,907	526,466	–	600,373
Consumer, Non-cyclical	4,567,275	4,737,707	–	9,304,982
Diversified	–	208,323	–	208,323
Energy	820,489	649,186	–	1,469,675
Financial	160,323	5,927,682	–	6,088,005
Industrial	343,008	626,102	–	969,110
Technology	5,616,781	573,346	–	6,190,127
Utilities	133,710	–	–	133,710
Real Estate Investment Trust
Financial	–	145,720	–	145,720
Total	$13,825,693	$16,241,870	$–	$30,067,563

See Notes to Financial Statements

63

LATIN AMERICA SMALL-CAP INDEX ETF

SCHEDULE OF INVESTMENTS

December 31, 2013

Number of Shares		Value

COMMON STOCKS: 91.5%
Argentina: 1.7%
1,835	Banco Macro S.A. (ADR) * †	$44,535
3,265	Cresud S.A.C.I.F. y A (ADR)	32,977
6,559	Grupo Financiero Galicia S.A. (ADR)	68,542
		146,054
Australia: 0.5%
66,669	Beadell Resources Ltd. * #	47,479
Bermuda: 0.1%
7,450	GP Investments Ltd. (BDR) (BRL) *	13,578
Brazil: 34.6%
5,100	Abril Educacao S.A.	72,201
6,450	Aliansce Shopping Centers S.A.	50,031
12,000	Alupar Investimento S.A. *	82,653
4,845	American Banknote S.A.	66,127
3,500	Arezzo Industria e Comercio S.A.	44,135
3,350	Autometal S.A.	24,707
5,071	B2W Cia Global Do Varejo *	32,822
12,150	Brasil Brokers Participacoes S.A.	30,127
8,600	Brasil Insurance Participacoes e Administracao S.A.	66,525
17,800	Brazil Pharma S.A. *	51,003
30,769	Brookfield Incorporacoes S.A. *	14,998
4,900	Cia de Saneamento de Minas Gerais-COPA S.A.	77,262
18,600	Diagnosticos da America S.A.	114,789
7,800	Direcional Engenharia S.A.	39,674
21,000	Eneva S.A. *	26,703
10,833	Equatorial Energia S.A.	106,298
24,250	Estacio Participacoes S.A.	209,788
6,150	Eternit S.A.	22,783
22,450	Even Construtora e Incorporadora S.A.	77,553
8,000	EZ Tec Empreendimentos e Participacoes S.A.	98,811
6,500	Fleury S.A.	50,694
4,500	GAEC Educacao S.A. *	40,437
22,071	Gafisa S.A. (ADR) †	69,082
7,925	Gol Linhas Aereas Inteligentes S.A. (ADR) * †	36,217
10,170	Helbor Empreendimentos S.A.	33,623
25,500	HRT Participacoes em Petroleo S.A. *	9,836
5,500	Iguatemi Empresa de Shopping Centers S.A.	51,987
5,400	International Meal Co. Holdings S.A. *	41,772
7,250	Iochpe Maxion S.A.	80,359
9,250	JHSF Participacoes S.A.	16,702
6,200	Julio Simoes Logistica S.A.	41,942
6,300	Light S.A.	59,068
1,900	Linx S.A.	38,584
55,000	LLX Logistica S.A. *	25,177
5,420	LPS Brasil Consultoria de Imoveis S.A.	33,174
7,750	Magazine Luiza S.A. *	24,801
17,650	Magnesita Refratarios S.A.	44,139
3,400	Mahle-Metal Leve S.A. Industria e Comercio	39,487
27,200	Marfrig Alimentos S.A. *	46,116
5,100	Marisa Lojas S.A.	40,208
8,050	Mills Estruturas e Servicos de Engenharia S.A.	112,599

Number of Shares		Value

Brazil: (continued)
9,000	Minerva S.A. *	$43,870
30,100	MMX Mineracao e Metalicos S.A. *	8,931
26,800	MRV Engenharia e Participacoes S.A.	95,761
12,900	Paranapanema S.A. *	28,487
114,400	PDG Realty S.A. Empreendimentos e Participacoes *	87,767
2,700	Positivo Informatica S.A.	3,285
7,100	QGEP Participacoes S.A.	29,432
6,200	Restoque Comercio e Confeccoes de Roupas S.A.	15,768
25,648	Rossi Residencial S.A. *	22,177
4,800	Santos Brasil Participacoes S.A.	38,534
5,300	Sao Martinho S.A.	64,474
4,000	Ser Educacional S.A. *	39,843
5,150	SLC Agricola S.A.	44,531
3,700	Smiles S.A.	50,954
2,650	Sonae Sierra Brasil S.A.	20,477
2,700	T4F Entretenimento S.A. *	6,180
2,750	Technos S.A.	18,883
6,950	Tecnisa S.A. *	26,395
2,450	Tegma Gestao Logistica S.A.	18,692
1,800	UNICASA Industria de Moveis S.A.	4,364
20,286	Vanguarda Agro S.A. *	29,493
		2,943,292
Canada: 19.0%
12,403	Alamos Gold, Inc.	150,272
8,090	Alvopetro Energy Ltd. *	9,368
14,954	Argonaut Gold, Inc. *	74,893
4,114	Aurcana Corp. *	2,247
26,421	AuRico Gold, Inc. (USD)	96,701
69,519	B2Gold Corp. *	142,670
3,557	Bear Creek Mining Corp. *	4,889
9,251	Canacol Energy Ltd. *	62,094
24,719	Capstone Mining Corp. *	69,811
11,622	Continental Gold Ltd. *	36,980
10,645	Endeavour Silver Corp. (USD) *	38,641
11,615	First Majestic Silver Corp. (USD) *	113,827
13,445	Fortuna Silver Mines, Inc. *	38,604
29,050	Gran Tierra Energy, Inc. (USD) *	212,355
13,735	Great Panther Silver Ltd. (USD) *	9,999
4,108	MAG Silver Corp. *	21,270
28,207	McEwen Mining, Inc. (USD) * †	55,286
13,736	Pan American Silver Corp. (USD)	160,711
11,567	Parex Resources, Inc. *	71,651
8,396	Primero Mining Corp. *	36,991
18,864	Rio Alto Mining Ltd. *	31,433
9,381	Sandstorm Gold Ltd. (USD) * †	40,057
7,584	Silver Standard Resources, Inc. (USD) * †	52,785
33,122	Sulliden Gold Corp. Ltd. *	22,450
64,729	Torex Gold Resources, Inc. *	57,280
		1,613,265
Chile: 9.0%
35,421	AFP Habitat S.A.	46,918
34,772	AquaChile S.A. *	18,205
33,002	Besalco S.A.	35,405
896,536	Cia Sud Americana de Vapores S.A. * #	47,219
28,061	Cruz Blanca Salud S.A.	24,577
53,137	E.CL S.A.	68,668

See Notes to Financial Statements

64

Number of Shares		Value

Chile: (continued)
12,548	Empresas Hites S.A.	$8,840
242,565	Empresas Iansa S.A. #	8,077
9,433	Forus S.A.	47,722
31,127	Inversiones Aguas Metropolitanas S.A.	52,856
3,005	Inversiones La Construccion S.A.	42,320
290,684	Masisa S.A. #	19,101
38,469	Parque Arauco S.A. #	70,687
95,591	Ripley Corp. S.A.	69,129
39,769	Salfacorp S.A. #	37,238
564,353	Sociedad Matriz SAAM S.A.	51,049
61,738	Vina Concha y Toro S.A.	115,903
		763,914
Luxembourg: 0.7%
7,044	Adecoagro S.A. (USD) *	56,986
Mexico: 13.1%
45,512	Alsea S.A.B de C.V.	142,185
133,750	Axtel S.A.B. de C.V. *	47,942
6,600	Banregio Grupo Financiero S.A.B. de C.V.	39,226
40,500	Bolsa Mexicana de Valores S.A.B. de C.V.	92,840
6,900	Cia Minera Autlan S.A.B de C.V.	5,353
74,150	Consorcio ARA S.A.B. de C.V. *	29,021
9,369	Controladora Vuela Cia de Aviacion S.A.B de C.V. (ADR) *	126,950
54,750	Corp GEO S.A.B de C.V. * #	66
23,800	Corp Inmobiliaria Vesta SAB de C.V.	41,452
10,800	Credito Real S.A.B. de C.V.	16,643
14,261	Empresas ICA S.A.B. de C.V. (ADR) * †	120,505
48,800	Grupo Aeromexico S.A.B. de C.V. *	67,127
14,850	Grupo Aeroportuario del Centro Norte S.A.B. de C.V.	49,760
16,850	Grupo Famsa S.A.B. de C.V. *	30,470
22,600	Grupo Herdez S.A.B de C.V.	80,437
19,100	Grupo KUO SAB De C.V.	42,233
9,450	Grupo Simec S.A.B de C.V. *	39,439
21,100	Hoteles City Express SAB de C.V. *	35,553
21,400	Organizacion Cultiba S.A.B de C.V.	43,238
111,600	TV Azteca S.A. de C.V.	59,832
46,500	Urbi Desarrollos Urbanos S.A.B. de C.V. * #	470
		1,110,742
Panama: 0.9%
2,619	Banco Latinoamericano de Comercio Exterior S.A. (USD)	73,384
Peru: 0.8%
101,456	Ferreyros S.A.	70,015
Puerto Rico: 3.4%
5,621	EVERTEC, Inc.	138,614
9,061	First Bancorp *	56,088
3,655	OFG Bancorp †	63,378
1,633	Triple-S Management Corp. *	31,746
		289,826
Spain: 0.4%
4,781	Duro Felguera S.A. #	32,236
United Kingdom: 1.5%
89,662	Amerisur Resources Plc * #	88,638
10,970	Hochschild Mining Plc #	25,815
58,445	Patagonia Gold Plc *	10,646
		125,099
Number of Shares		Value

United States: 5.8%
702	Apco Oil and Gas International, Inc. * $	10,944
7,024	BPZ Resources, Inc. *	12,784
10,957	Coeur d’Alene Mines Corp. *	118,883
2,616	First Cash Financial Services, Inc. *	161,773
2,695	Fresh Del Monte Produce, Inc.	76,269
3,616	Gold Resource Corp. †	16,380
4,313	Harvest Natural Resources, Inc. * †	19,495
18,404	NII Holdings, Inc. * †	50,611
1,262	Superior Industries International, Inc.	26,035
		493,174
Total Common Stocks (Cost: $9,669,308)		7,779,044
PREFERRED STOCKS: 3.1%
Brazil: 2.8%
3,944	Banco ABC Brasil S.A.	21,131
4,700	Banco Daycoval S.A.	15,937
5,750	Banco Industrial e Comercial S.A.	18,035
9,087	Banco Panamericano S.A. *	17,679
2,700	Cia de Ferro Ligas da Bahia	15,095
2,800	Cia Energetica do Ceara	49,846
7,700	Eletropaulo Metropolitana Eletricidade de Sao Paulo S.A.	30,549
12,750	Randon Implementos e Participacoes S.A.	62,095
950	Saraiva S.A. Livreiros Editores	10,457
		240,824
Chile: 0.3%
10,867	Coca-Cola Embonor S.A.	22,336
Total Preferred Stocks (Cost: $335,248)		263,160
REAL ESTATE INVESTMENT TRUSTS: 4.8%
Brazil: 1.2%
1,846	FII BTG Pactual Corporate Office Fund	104,731
Mexico: 3.6%
21,200	Asesor de Activos Prisma S.A.P.I. de C.V.	27,960
53,300	Concentradora Fibra Hotelera Mexicana S.A. de C.V.	85,319
60,700	Mexico Real Estate Management S.A. de C.V.	119,898
40,700	TF Administradora Industrial, S. de R.L. de C.V. #	73,224
		306,401
Total Real Estate Investment Trusts (Cost: $441,944)		411,132
Total Investments Before Collateral for Securities Loaned: 99.4%
(Cost: $10,446,500)		8,453,336
SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES LOANED: 5.9%
(Cost: $506,149)
506,149	Bank of New York Overnight Government Fund	506,149
Total Investments: 105.3% (Cost: $10,952,649)		8,959,485
Liabilities in excess of other assets: (5.3)%		(454,617)
NET ASSETS: 100.0%		$8,504,868

See Notes to Financial Statements

65

LATIN AMERICA SMALL-CAP INDEX ETF

SCHEDULE OF INVESTMENTS

(continued)

ADR	American Depositary Receipt
BDR	Brazilian Depositary Receipt
BRL	Brazilian Real
USD	United States Dollar
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $484,048.
#	Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $450,250 which represents 5.3% of net assets.

Summary of Investments by Sector Excluding
Collateral for Securities Loaned (unaudited)	% of Investments	Value
Basic Materials	18.8%	$1,593,406
Communications	2.4	201,664
Consumer, Cyclical	17.0	1,433,844
Consumer, Non-cyclical	19.7	1,663,254
Diversified	1.0	84,553
Energy	6.6	556,090
Financial	20.5	1,731,342
Industrial	7.1	596,696
Technology	0.4	38,584
Utilities	6.5	553,903
	100.0%	$8,453,336

The summary of inputs used to value the Fund’s investments as of December 31, 2013 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Argentina	$146,054	$–	$–	$146,054
Australia	–	47,479	–	47,479
Bermuda	13,578	–	–	13,578
Brazil	2,943,292	–	–	2,943,292
Canada	1,613,265	–	–	1,613,265
Chile	581,592	182,322	–	763,914
Luxembourg	56,986	–	–	56,986
Mexico	1,110,206	536	–	1,110,742
Panama	73,384	–	–	73,384
Peru	70,015	–	–	70,015
Puerto Rico	289,826	–	–	289,826
Spain	–	32,236	–	32,236
United Kingdom	10,646	114,453	–	125,099
United States	493,174	–	–	493,174
Preferred Stocks*	263,160	–	–	263,160
Real Estate Investment Trusts
Brazil	104,731	–	–	104,731
Mexico	233,177	73,224	–	306,401
Money Market Fund	506,149	–	–	506,149
Total	$8,509,235	$450,250	$–	$8,959,485

*	See Schedule of Investments for security type and geographic sector breakouts.

During the year ended December 31, 2013, transfers of securities from Level 1 to Level 2 were $543,424. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

See Notes to Financial Statements

66

POLAND ETF

SCHEDULE OF INVESTMENTS

December 31, 2013

Number of Shares		Value

COMMON STOCKS: 99.9%
Basic Materials: 8.7%
53,162	KGHM Polska Miedz S.A. #	$2,074,607
325,555	Synthos S.A. #	589,139
		2,663,746
Communications: 9.9%
143,320	Cyfrowy Polsat S.A. * #	943,819
129,869	Netia S.A. * #	226,279
438,334	Telekomunikacja Polska S.A.	1,423,610
91,088	TVN S.A. #	444,172
		3,037,880
Consumer, Non-cyclical: 8.0%
65,735	Eurocash S.A. #	1,040,376
71,395	Jeronimo Martins, SGPS S.A. (EUR) #	1,398,323
		2,438,699
Energy: 15.9%
51,784	Grupa Lotos S.A. * #	608,963
31,875	Jastrzebska Spolka Weglowa S.A. #	561,496
17,603	Lubelski Wegiel Bogdanka S.A. #	733,998
116,763	Polski Koncern Naftowy Orlen S.A. † #	1,589,365
799,508	Polskie Gornictwo Naftowe I Gazownictwo S.A. #	1,359,123
		4,852,945
Financial: 43.5%
27,712	Bank Handlowy w Warszawie S.A. #	961,371
298,444	Bank Millennium S.A. * #	707,961
36,133	Bank Pekao S.A. #	2,149,098
12,055	Bank Zachodni WBK S.A. #	1,551,628
8,539	BRE Bank S.A. † #	1,417,250
831,870	Get Bank S.A. * † #	734,859
210,902	Getin Holding S.A. #	263,805
116,507	Globe Trade Centre S.A. * † #	288,222
189,041	PKO Bank Polski S.A. #	2,467,645
16,183	Powszechny Zaklad Ubezpieczen S.A. #	2,407,632
23,046	Warsaw Stock Exchange #	316,207
		13,265,678

Number of Shares		Value

Technology: 2.4%
47,177	Asseco Poland S.A. #	$719,238
Utilities: 11.5%
112,352	Enea S.A. #	506,615
339,243	Polska Grupa Energetyczna S.A. #	1,829,133
802,876	Tauron Polska Energia S.A. #	1,164,956
		3,500,704
Total Common Stocks (Cost: $31,887,053)		30,478,890
MONEY MARKET FUND: 0.5% (Cost: $146,493)
146,493	Dreyfus Government Cash Management Fund	146,493
RIGHTS: 0.0% (Cost: $0)
659,772	Polimex-Motostal S.A. Rights (PLN 0.52, expiring 04/14/14) * #	0
Total Investments Before Collateral for Securities Loaned: 100.4%
(Cost: $32,033,546)		30,625,383
SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES LOANED: 7.1%
(Cost: $2,183,085)
2,183,085	Bank of New York Overnight Government Fund	2,183,085
Total Investments: 107.5% (Cost: $34,216,631)		32,808,468
Liabilities in excess of other assets: (7.5)%		(2,294,758)
NET ASSETS: 100.0%		$30,513,710

EUR	Euro
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $2,073,684.
#	Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $29,055,280 which represents 95.2% of net assets.

See Notes to Financial Statements

67

POLAND ETF

SCHEDULE OF INVESTMENTS

(continued)

Summary of Investments by Sector Excluding
Collateral for Securities Loaned (unaudited)	% of Investments	Value
Basic Materials	8.7%	$2,663,746
Communications	9.9	3,037,880
Consumer, Non-cyclical	8.0	2,438,699
Energy	15.8	4,852,945
Financial	43.3	13,265,678
Technology	2.4	719,238
Utilities	11.4	3,500,704
Money Market Fund	0.5	146,493
	100.0%	$30,625,383

The summary of inputs used to value the Fund’s investments as of December 31, 2013 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Basic Materials	$–	$2,663,746	$–	$2,663,746
Communications	1,423,610	1,614,270	–	3,037,880
Consumer, Non-cyclical	–	2,438,699	–	2,438,699
Energy	–	4,852,945	–	4,852,945
Financial	–	13,265,678	–	13,265,678
Technology	–	719,238	–	719,238
Utilities	–	3,500,704	–	3,500,704
Rights	–	–	–	–
Money Market Funds	2,329,578	–	–	2,329,578
Total	$3,753,188	$29,055,280	$–	$32,808,468

During the year ended December 31, 2013, transfers of securities from Level 1 to Level 2 were $1,519,320 and transfers from Level 2 to Level 1 were $1,457,873. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

See Notes to Financial Statements

68

RUSSIA ETF

SCHEDULE OF INVESTMENTS

December 31, 2013

Number
of Shares		Value

COMMON STOCKS: 93.8%
Basic Materials: 14.9%
2,187,652	Evraz Plc (GBP) * † #	$4,071,386
4,041,516	JSC MMC Norilsk Nickel (ADR) #	67,307,605
812,366	Magnitogorsk Iron & Steel Works (GDR) * † # Reg S	2,439,878
983,830	Mechel OAO (ADR) * †	2,518,605
566,585	Novolipetsk Steel (GDR) † # Reg S	9,594,195
1,027,631	Petropavlovsk Plc (GBP) † #	1,247,235
1,341,293	Polymetal International (GBP) #	12,877,885
4,504,529	Polyus Gold International Ltd. (GBP) † #	14,873,509
1,187,938	Severstal OAO (GDR) † # Reg S	11,765,856
10,244,000	United Company RUSAL Plc (HKD) * † #	3,042,262
1,784,337	Uralkali OJSC (GDR) # Reg S	47,514,810
		177,253,226
Communications: 19.7%
389,042	CTC Media, Inc. (USD)	5,405,739
329,923	Mail.ru Group Ltd. (GDR) Reg S	14,714,566
669,866	MegaFon OAO (GDR) # Reg S	22,476,901
2,506,058	Mobile TeleSystems OJSC (ADR)	54,206,035
1,412,183	Rostelecom OJSC (ADR) #	29,195,125
1,172,940	Sistema JSFC (GDR) † # Reg S	37,745,778
1,304,890	VimpelCom Ltd. (ADR)	16,885,277
1,243,287	Yandex N.V. (USD) *	53,647,834
		234,277,255
Consumer, Non-cyclical: 7.7%
264,480	Global Ports Investments Plc (GDR) † Reg S	3,697,430
1,047,800	Magnit OAO (GDR) # Reg S	69,592,839
254,376	O’Key Group S.A. (GDR) † # Reg S	3,034,988
469,569	Pharmstandard (GDR) * † Reg S	4,655,777
586,830	X5 Retail Group N.V. (GDR) * † # Reg S	9,874,801
		90,855,835
Energy: 35.8%
218,065	Eurasia Drilling Co. Ltd. (GDR) † Reg S	9,817,227
1,293,285	Lukoil (ADR) #	80,904,282
537,294	Novatek OAO (GDR) # Reg S	73,653,914
10,913,798	OAO Gazprom (ADR) #	93,524,733
854,716	Raspadskaya OAO (USD) *	788,003
7,997,346	Rosneft Oil Co. (GDR) # Reg S	61,046,773
6,031,154	Surgutneftegas OJSC (ADR) #	52,222,755
1,383,780	Tatneft (ADR) #	53,031,276
		424,988,963
Financial: 11.1%
1,147,954	LSR Group (GDR) † # Reg S	4,814,073
7,457,163	Sberbank of Russia (ADR) #	94,083,380
10,939,795	VTB Bank OJSC (GDR) † # Reg S	32,860,847
		131,758,300
Industrial: 1.4%
687,979	Globaltrans Investment Plc (GDR) Reg S	10,938,866
443,186	OAO TMK (GDR) Reg S	5,225,163
		16,164,029
Utilities: 3.2%
76,634,804	E.ON Russia JSC (USD)	5,471,878
1,721,453,994	Federal Grid Co. Unified Energy System JSC (USD) *	4,739,163
391,577,312	IDGC Holding JSC (USD) *	9,290,563
16,214,486,515	Inter Rao Ues OAO (USD) *	4,945,418
Number
of Shares		Value

Utilities: (continued)
7,410,870	Irkutsk Electronetwork Co. JSC (USD) # §	$109,932
40,261,907	Mosenergo OAO (USD)	1,074,308
7,292,672	RusHydro OAO (ADR) † #	12,607,148
		38,238,410
Total Common Stocks (Cost: $1,313,646,020)		1,113,536,018
PREFERRED STOCKS: 6.2%
Energy: 4.8%
10,500	AK Transneft OAO (USD)	27,523,408
37,966,650	Surgutneftegas OJSC (USD)	29,943,120
		57,466,528
Financial: 1.4%
6,752,678	Sberbank of Russia (USD)	16,551,766
Total Preferred Stocks (Cost: $59,292,578)		74,018,294
MONEY MARKET FUND: 0.2% (Cost: $2,738,569)
2,738,569	Dreyfus Government Cash Management Fund	2,738,569
Total Investments Before Collateral for Securities Loaned: 100.2% (Cost: $1,375,677,167)		1,190,292,881

Principal
Amount
SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES LOANED: 3.7%
Repurchase Agreements: 3.7%
$10,320,524	Repurchase agreement dated 12/31/2013 with Citigroup Global Markets, Inc., 0.02%, due 1/2/2014, proceeds $10,320,535; (collateralized by various U.S. government and agency obligations, 2.08% to 11.00%, due 12/15/2015 to 8/15/2053, valued at $10,526,935 including accrued interest)	10,320,524
10,320,524	Repurchase agreement dated 12/31/2013 with Deutsche Bank, Inc., 0.03%, due 1/2/2014, proceeds $10,320,541; (collateralized by various U.S. government and agency obligations, 0.00% to 8.00%, due 1/24/2014 to 2/1/2047, valued at $10,526,938 including accrued interest)	10,320,524
2,172,652	Repurchase agreement dated 12/31/2013 with HSBC Securities USA, Inc., 0.01%, due 1/2/2014, proceeds $2,172,653; (collateralized by various U.S. government and agency obligations, 1.00% to 4.38%, due 2/28/2015 to 11/15/2040, valued at $2,216,117 including accrued interest)	2,172,652

See Notes to Financial Statements

69

RUSSIA ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal
Amount		Value

$10,320,524	Repurchase agreement dated 12/31/2013 with JP Morgan Securities LLC, 0.00%, due 1/2/2014, proceeds $10,320,524; (collateralized by various U.S. government and agency obligations, 2.50% to 7.50%, due 12/1/2014 to 11/1/2052, valued at $10,527,181 including accrued interest)	$10,320,524
10,320,524	Repurchase agreement dated 12/31/2013 with Merrill Lynch Pierce Fenner & Smith, Inc., 0.01%, due 1/2/2014, proceeds $10,320,530; (collateralized by various U.S. government and agency obligations, 1.36% to 7.00%, due 6/1/2017 to 9/1/2044, valued at $10,526,934 including accrued interest)	10,320,524
Total Short-Term Investments Held As Collateral for Securities Loaned
(Cost: $43,454,748)		$43,454,748
Total Investments: 103.9% (Cost: $1,419,131,915)		1,233,747,629
Liabilities in excess of other assets: (3.9)%		(46,027,429)
NET ASSETS: 100.0%		$1,187,720,200

ADR	American Depositary Receipt
GBP	British Pound
GDR	Global Depositary Receipt
HKD	Hong Kong Dollar
USD	United States Dollar
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $41,215,422.
#	Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $905,514,166 which represents 76.2% of net assets.
§	Illiquid Security — the aggregate value of illiquid securities is $109,932 which represents 0.0% of net assets.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

See Notes to Financial Statements

70

Summary of Investments by Sector Excluding
Collateral for Securities Loaned (unaudited)	% of Investments	Value
Basic Materials	14.9%	$177,253,226
Communications	19.7	234,277,255
Consumer, Non-cyclical	7.6	90,855,835
Energy	40.5	482,455,491
Financial	12.5	148,310,066
Industrial	1.4	16,164,029
Utilities	3.2	38,238,410
Money Market Fund	0.2	2,738,569
	100.0%	$1,190,292,881

The summary of inputs used to value the Fund’s investments as of December 31, 2013 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Common Stocks
Basic Materials	$2,518,605	$174,734,621	$–	$177,253,226
Communications	144,859,451	89,417,804	–	234,277,255
Consumer, Non-cyclical	8,353,207	82,502,628	–	90,855,835
Energy	10,605,230	414,383,733	–	424,988,963
Financial	–	131,758,300	–	131,758,300
Industrial	16,164,029	–	–	16,164,029
Utilities	25,521,330	12,607,148	109,932	38,238,410
Preferred Stocks*	74,018,294	–	–	74,018,294
Money Market Fund	2,738,569	–	–	2,738,569
Repurchase Agreements	–	43,454,748	–	43,454,748
Total	$284,778,715	$948,858,982	$109,932	$1,233,747,629

* See Schedule of Investments for security type and industry sector breakouts.

During the year ended December 31, 2013 transfers of securities from Level 1 to Level 2 were $4,620,084 and transfers from Level 2 to Level 1 were $49,141,501. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

The following table reconciles the valuation of the Fund’s Level 3 investment securities and related transactions during the year ended December 31, 2013:

Common Stocks
Utilities
Balance as of December 31, 2012	$277,578
Realized gain (loss)	–
Net change in unrealized appreciation (depreciation)	(167,646)
Purchases	–
Sales	–
Transfers in and/or out of level 3	–
Balance as of December 31, 2013	$109,932

See Notes to Financial Statements

71

RUSSIA SMALL-CAP ETF

SCHEDULE OF INVESTMENTS

December 31, 2013

Number of Shares		Value

COMMON STOCKS: 93.1%
Basic Materials: 9.9%
8,184	Acron JSC (USD)	$279,940
98,495	Highland Gold Mining Ltd. (GBP) #	95,974
702,000	IRC Ltd. (HKD) * #	70,856
151,810	Magnitogorsk Iron & Steel Works (GDR) * † # Reg S	455,950
183,852	Mechel OAO (ADR) * †	470,661
192,037	Petropavlovsk Plc (GBP) † #	233,075
		1,606,456
Communications: 9.9%
55,474	CTC Media, Inc. (USD)	770,812
14,740	Qiwi Plc (ADR)	825,440
		1,596,252
Consumer, Cyclical: 7.1%
448,474	Aeroflot - Russian Airlines OJSC (USD)	1,142,307
Consumer, Non-cyclical: 13.0%
140,633	ITE Group Plc (GBP)	715,307
47,536	O’Key Group S.A. (GDR) # Reg S	567,157
83,373	Pharmstandard (GDR) * Reg S	826,643
		2,109,107
Energy: 2.1%
52,991	Exillon Energy Plc (GBP) * #	151,267
159,724	Raspadskaya OAO (USD) *	147,257
105,173	RusPetro Plc (GBP) *	47,903
		346,427
Financial: 23.3%
106,868	Etalon Group Ltd. (GDR) * † Reg S	566,400
214,522	LSR Group (GDR) # Reg S	899,622
316,722	PIK Group (GDR) * † Reg S	734,795
373,498	Raven Russia Ltd. (GBP) * † #	491,578
38,204	TCS Group Holding Plc (GDR) * Reg S	599,803
56,724	Vostok Nafta Investment Ltd (SEK) *	474,717
		3,766,915
Number of Shares		Value

Industrial: 10.6%
46,450	Globaltrans Investment Plc (GDR) Reg S	$738,555
82,820	OAO TMK (GDR) Reg S	976,448
		1,715,003
Utilities: 17.2%
59,257,500	IDGC Holding JSC (USD) *	1,405,943
2,936,300,000	Inter Rao Ues OAO (USD) *	895,572
7,524,000	Mosenergo OAO (USD)	200,763
37,628,300	OGK-2 OAO (USD) *	291,318
		2,793,596
Total Common Stocks (Cost: $15,423,706)		15,076,063
PREFERRED STOCK: 7.8% (Cost: $874,557)
Energy: 7.8%
481	AK Transneft OAO (USD)	1,260,834
MONEY MARKET FUND: 3.7% (Cost: $602,382)
602,382	Dreyfus Government Cash Management Fund	602,382
Total Investments Before Collateral for Securities Loaned: 104.6%
(Cost: $16,900,645)		16,939,279
SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES LOANED: 4.5%
(Cost: $722,363)
722,363	Bank of New York Overnight Government Fund	722,363
Total Investments: 109.1% (Cost: $17,623,008)		17,661,642
Liabilities in excess of other assets: (9.1)%		(1,470,955)
NET ASSETS: 100.0%		$16,190,687

ADR	American Depositary Receipt
GBP	British Pound
GDR	Global Depositary Receipt
HKD	Hong Kong Dollar
SEK	Swedish Krona
USD	United States Dollar
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $665,104.
#	Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $2,965,479 which represents 18.3% of net assets.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

See Notes to Financial Statements

72

Summary of Investments by Sector Excluding
Collateral for Securities Loaned (unaudited)	% of Investments	Value
Basic Materials	9.5%	$1,606,456
Communications	9.4	1,596,252
Consumer, Cyclical	6.7	1,142,307
Consumer, Non-cyclical	12.5	2,109,107
Energy	9.5	1,607,261
Financial	22.2	3,766,915
Industrial	10.1	1,715,003
Utilities	16.5	2,793,596
Money Market Fund	3.6	602,382
	100.0%	$16,939,279

The summary of inputs used to value the Fund’s investments as of December 31, 2013 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Common Stocks
Basic Materials	$750,601	$855,855	$–	$1,606,456
Communications	1,596,252	–	–	1,596,252
Consumer, Cyclical	1,142,307	–	–	1,142,307
Consumer, Non-cyclical	1,541,950	567,157	–	2,109,107
Energy	195,160	151,267	–	346,427
Financial	2,375,715	1,391,200	–	3,766,915
Industrial	1,715,003	–	–	1,715,003
Utilities	2,793,596	–	–	2,793,596
Preferred Stock Energy	1,260,834	–	–	1,260,834
Money Market Funds	1,324,745	–	–	1,324,745
Total	$14,696,163	$2,965,479	$–	$17,661,642

During the year ended December 31, 2013, transfers of securities from Level 1 to Level 2 were $354,908 and transfers from Level 2 to Level 1 were $776,783. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

See Notes to Financial Statements

73

VIETNAM ETF

SCHEDULE OF INVESTMENTS

December 31, 2013

Number
of Shares		Value

COMMON STOCKS: 98.4%
Basic Materials: 8.9%
3,661,850	Danang Rubber JSC #	$6,780,341
13,321,850	PetroVietnam Fertilizer & Chemical JSC #	26,217,294
		32,997,635
Consumer, Cyclical: 5.8%
130,420	Hansae Co Ltd (KRW) #	2,402,442
21,943,054	Minor International PCL (NVDR) (THB) #	13,877,134
6,226,516	Parkson Holdings Bhd (MYR)	5,227,574
		21,507,150
Consumer, Non-cyclical: 8.0%
19,567,600	Charoen Pokphand Foods (NVDR) (THB) #	19,119,644
21,158,086	Ocean Group JSC ‡ #	10,852,929
		29,972,573
Energy: 17.4%
3,492,848	Oil and Natural Gas Corp. Ltd. (INR) #	16,329,054
68	PetroVietnam Construction Co. *	10
6,066,666	PetroVietnam Drilling & Well Services JSC #	17,552,250
3,404,792	Premier Oil Plc (GBP) #	17,720,506
2,024,265	Soco International Plc (GBP) #	13,256,080
		64,857,900
Financial: 36.6%
22,865,348	Bank for Foreign Trade of Vietnam JSC #	29,081,394
13,004,656	Bao Viet Holdings #	23,350,659
2	Commercial Joint Stock Bank of the West * #	0
7,913,955	HAGL JSC #	7,699,246
25,180,601	Saigon Thuong Tin Commercial JSB	20,531,232
39,057,900	Saigon-Hanoi Commercial Joint Stock Bank * #	12,774,893
43,590,961	Tan Tao Investment Industry Corp. ‡ * #	13,675,711
8,860,724	Vingroup JSC * #	29,428,197
		136,541,332
Number
of Shares		Value

Industrial: 18.1%
11,886,190	Gamuda Bhd (MYR) #	$17,436,865
6,556,746	Gemadept Corp. ‡ #	10,459,857
4,617,890	Hoa Phat Group JSC #	9,009,510
25,443,950	PetroVietnam Technical Services Corp. ‡ #	24,530,379
12,655,697	Viet Nam Construction & Import-Export JSC *	6,059,377
		67,495,988
Utilities: 3.6%
11,219,250	Pha Lai Thermal Power JSC #	13,373,576
Total Common Stocks (Cost: $323,096,002)		366,746,154
CLOSED-END FUND: 1.7% (Cost: $4,520,464)
2,726,895	VinaCapital Vietnam Opportunity Fund *	6,155,966
Total Investments: 100.1% (Cost: $327,616,466)		372,902,120
Liabilities in excess of other assets: (0.1)%		(267,851)
NET ASSETS: 100.0%		$372,634,269

GBP	British Pound
INR	Indian Rupee
KRW	Korean Won
MYR	Malaysian Ringgit
NVDR	Non-Voting Depositary Receipt
THB	Thai Baht
‡	Affiliated issuer – as defined under the Investment Company Act of 1940.
*	Non-income producing
#	Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $334,927,961 which represents 89.9% of net assets.

See Notes to Financial Statements

74

A summary of the Fund’s transactions in securities of affiliates for the year ended December 31, 2013 is set forth below:

Affiliates	Value as of December 31, 2012	Purchases	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Value as of December 31, 2013
Gemadept Corp. (a)	$4,714,856	$5,711,668	$4,297,638	$(293,043)	$350,351	$10,459,857
Ocean Group JSC	9,083,342	5,611,771	3,672,126	(2,657,193)	464,927	10,852,929
PetroVietnam Technical Services Corp. (a)	12,767,448	17,358,728	12,719,848	(935,057)	1,537,172	24,530,379
PetroVietnam Construction Co. (b)	4,588,149	6,127,419	5,357,519	(8,468,498)	–	10
Pha Lai Thermal Power JSC (b)	12,809,013	7,470,353	20,602,355	7,263,670	1,392,308	13,373,576
Song Da Urban & Industrial Zone Investment & Development JSC (b)	5,653,910	2,643,495	4,053,381	(7,155,628)	–	–
Tan Tao Investment Industry Corp.	5,661,919	8,370,464	3,102,395	(1,485,322)	–	13,675,711
Viet Nam Construction & Import-Export JSC (b)	9,249,869	11,800,357	12,034,690	(6,984,859)	–	6,059,377
	$64,528,506	$65,094,255	$65,839,952	$(20,715,930)	$3,744,758	$78,951,839

(a) Not an affiliate at the beginning of the reporting period

(b) Security held at year-end, however no longer classified as an affiliate.

Summary of Investments by Sector (unaudited)	% of Investments	Value
Basic Materials	8.8%	$32,997,635
Consumer, Cyclical	5.8	21,507,150
Consumer, Non-cyclical	8.0	29,972,573
Energy	17.4	64,857,900
Financial	36.6	136,541,332
Industrial	18.1	67,495,988
Utilities	3.6	13,373,576
Closed-End Fund	1.7	6,155,966
	100.0%	$372,902,120

The summary of inputs used to value the Fund’s investments as of December 31, 2013 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Basic Materials	$–	$32,997,635	$–	$32,997,635
Consumer, Cyclical	5,227,574	16,279,576	–	21,507,150
Consumer, Non-cyclical	–	29,972,573	–	29,972,573
Energy	10	64,857,890	–	64,857,900
Financial	20,531,232	116,010,100	–	136,541,332
Industrial	6,059,377	61,436,611	–	67,495,988
Utilities	–	13,373,576	–	13,373,576
Closed-End Fund	6,155,966	–	–	6,155,966
Total	$37,974,159	$334,927,961	$–	$372,902,120

During the year ended December 31, 2013, transfers of securities from Level 1 to Level 2 were $88,042,203 and transfers from Level 2 to Level 1 were $13,094,106. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

See Notes to Financial Statements

75

MARKET VECTORS ETF TRUST

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2013

	Africa	Brazil	ChinaAMC	Colombia
	Index ETF	Small-Cap ETF	A-Share ETF	ETF

Assets:
Investments, at value (1) (2)	$107,050,235	$194,425,013	$18,401,761	$3,541,364
Short term investment held as collateral for securities loaned (3)	2,965,174	7,608,064	–	235,248
Cash	83,776	–	12,757,321 (b)	5,023
Cash denominated in foreign currency, at value (4)	8,386,444	396,544	–	1,916
Receivables:
Investment securities sold	221,432	2,290,793	–	–
Shares sold	–	10,172	–	–
Due from Adviser	–	–	–	12,076
Dividends and interest	5,267	587,939	317	5,454
Prepaid expenses	1,492	6,334	557	45
Total assets	118,713,820	205,324,859	31,159,956	3,801,126

Liabilities:
Swap contracts, at value	–	–	1,718,321	–
Payables:
Investment securities purchased	5,061,709	23	–	–
Collateral for securities loaned	2,965,174	7,608,064	–	235,248
Line of credit	2,236,383	359,301	–	–
Due to Adviser	4,587	63,301	22,235	–
Due to custodian	–	–	–	–
Distribution to shareholders	–	119,700	–	–
Deferred Trustee fees	5,779	47,857	911	138
Accrued expenses	195,449	235,890	74,652	109,258
Total liabilities	10,469,081	8,434,136	1,816,119	344,644
NET ASSETS	$108,244,739	$196,890,723	$29,343,837	$3,456,482
Shares outstanding	3,500,000	6,650,000	950,000	200,000
Net asset value, redemption and offering price per share	$30.93	$29.61	$30.89	$17.28

Net assets consist of:
Aggregate paid in capital	$117,599,090	$312,978,387	$29,626,810	$3,778,052
Net unrealized appreciation (depreciation)	12,241,512	(35,243,815)	(1,718,321)	(22,170)
Undistributed (accumulated) net investment income (loss)	(722,132)	(232,821)	1,435,348	(20,573)
Accumulated net realized gain (loss)	(20,873,731)	(80,611,028)	–	(278,827)
	$108,244,739	$196,890,723	$29,343,837	$3,456,482
(1) Value of securities on loan	$2,816,515	$7,038,826	$–	$229,216
(2) Cost of investments	$94,825,148	$229,665,296	$18,401,761	$3,563,511
(3) Cost of short term investment held as collateral for securities loaned	$2,965,174	$7,608,064	$–	$235,248
(4) Cost of cash denominated in foreign currency	$8,430,865	$396,544	$–	$1,926

(a)	Represents consolidated Statement of Assets and Liabilites.
(b)	Includes $10,200,000 of segregated cash collateral for swap contracts.

See Notes to Financial Statements

76

	Germany		India		Indonesia
Egypt	Small-Cap	Gulf States	Small-Cap	Indonesia	Small-Cap	Israel
Index ETF	ETF	Index ETF	Index ETF (a)	Index ETF	ETF	ETF

$48,647,884	$6,089,879	$16,277,930	$122,188,303	$183,746,095	$5,329,724	$30,067,563
38,350	67,174	–	–	–	–	–
–	965	–	–	–	–	–
9,284,328	–	9,433	84,902	183	5,192	141,194

59,930	–	7,332	–	–	–	–
36,879	–	–	–	–	–	–
–	10,806	40,826	44,285	–	11,590	–
37,086	11,103	15,899	33,877	514,393	1,218	11,716
558	70	202	7,663	6,570	134	165
58,105,015	6,179,997	16,351,622	122,359,030	184,267,241	5,347,858	30,220,638

–	–	–	–	–	–	–

4,175,378	–	9,955	–	6,718	183	4
38,350	67,174	–	–	–	–	–
5,199,398	–	–	–	479,978	–	–
13,017	–	–	–	38,977	–	4,652
–	–	7,364	11,892,703	10,221	71,529	147,567
–	–	–	–	–	–	–
2,402	80	1,253	2,173	23,463	–	632
105,049	106,978	81,790	112,255	89,459	18,279	31,500
9,533,594	174,232	100,362	12,007,131	648,816	89,991	184,355
$48,571,421	$6,005,765	$16,251,260	$110,351,899	$183,618,425	$5,257,867	$30,036,283
874,974	200,000	600,000	3,524,967	8,750,000	450,000	1,000,000

$55.51	$30.03	$27.09	$31.31	$20.98	$11.68	$30.04

$59,103,531	$5,950,245	$18,813,735	$186,621,277	$327,471,569	$8,858,808	$26,350,334
7,052,480	462,156	4,601,897	58,960	(85,359,367)	(1,907,000)	3,097,848
(88,762)	(4,648)	(57,494)	(130,480)	90,941	(3,729)	(56,146)
(17,495,828)	(401,988)	(7,106,878)	(76,197,858)	(58,584,718)	(1,690,212)	644,247
$48,571,421	$6,005,765	$16,251,260	$110,351,899	$183,618,425	$5,257,867	$30,036,283
$36,146	$63,331	$–	$–	$–	$–	$–
$41,586,324	$5,628,349	$11,676,034	$122,136,777	$269,009,446	$7,236,754	$26,970,505
$38,350	$67,174	$–	$–	$–	$–	$–
$9,321,026	$–	$9,428	$77,232	$182	$5,165	$140,432

See Notes to Financial Statements

77

MARKET VECTORS ETF TRUST

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2013
(continued)

	Latin America
	Small-Cap			Russia Small-
	Index ETF	Poland ETF	Russia ETF	Cap ETF

Assets:
Investments, at value (1)
Unaffiliated issuers (2)	$8,453,336	$30,625,383	$1,190,292,881	$16,939,279
Affiliated issuers (3)	–	–	–	–
Short term investment held as collateral for securities loaned (4)	506,149	2,183,085	43,454,748	722,363
Cash	–	–	2,577,170	–
Cash denominated in foreign currency, at value (5)	204,199	–	904	–
Receivables:
Investment securities sold	41,365	–	125	53,194
Due from Adviser	11,492	5,470	531,243	40,673
Dividends	16,544	11,764	758,369	1,259
Prepaid expenses	171	465	22,616	181
Total assets	9,233,256	32,826,167	1,237,638,056	17,756,949

Liabilities:
Payables:
Investment securities purchased	3,113	–	5,929,792	696,608
Collateral for securities loaned	506,149	2,183,085	43,454,748	722,363
Line of credit	–	–	–	–
Shares redeemed	–	131	–	–
Due to Adviser	–	–	–	–
Due to custodian	90,509	57,597	–	3,121
Deferred Trustee fees	781	2,372	167,416	652
Accrued expenses	127,836	69,272	365,900	143,518
Total liabilities	728,388	2,312,457	49,917,856	1,566,262
NET ASSETS	$8,504,868	$30,513,710	$1,187,720,200	$16,190,687
Shares outstanding	450,000	1,350,000	41,400,000	383,318
Net asset value, redemption and offering price per share	$18.90	$22.60	$28.69	$42.24

Net assets consist of:
Aggregate paid in capital	$14,089,237	$43,121,582	$2,402,819,810	$20,041,649
Net unrealized appreciation (depreciation)	(1,992,757)	(1,407,408)	(185,384,277)	38,617
Undistributed (accumulated) net investment income (loss)	(61,703)	12,968	2,241,789	(204,208)
Accumulated net realized loss	(3,529,909)	(11,213,432)	(1,031,957,122)	(3,685,371)
	$8,504,868	$30,513,710	$1,187,720,200	$16,190,687
(1) Value of securities on loan	$484,048	$2,073,684	$41,215,422	$665,104
(2) Cost of investments – unaffiliated issuers	$10,446,500	$32,033,546	$1,375,677,167	$16,900,645
(3) Cost of investments – affiliated issuers	$–	$–	$–	$–
(4) Cost of short term investment held as collateral for securities loaned	$506,149	$2,183,085	$43,454,748	$722,363
(5) Cost of cash denominated in foreign currency	$203,783	$–	$900	$–

See Notes to Financial Statements

78

Vietnam ETF

$313,383,244
59,518,876

–
–
762,167

–
–
–
6,547
373,670,834

–
–
638,259
–
162,516
–
13,852
221,938
1,036,565
$372,634,269
20,000,000

$18.63

$486,925,062
45,285,815
(1,847,165)
(157,729,443)
$372,634,269
$–
$281,313,554
$46,302,912
$–
$762,005

See Notes to Financial Statements

79

MARKET VECTORS ETF TRUST

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2013

	Africa	Brazil	ChinaAMC	Colombia
	Index ETF	Small-Cap ETF	A-Share ETF	ETF
Income:
Dividends	$3,405,171	$5,937,442	$6,038	$73,490
Interest	–	–	–	–
Securities lending income	19,693	159,546	–	1,533
Foreign taxes withheld	(313,199)	(2,588)	–	(1,417)
Total income	3,111,665	6,094,400	6,038	73,606

Expenses:
Management fees	491,651	1,787,218	180,134	15,729
Professional fees	69,720	70,840	125,052	48,683
Insurance	1,645	7,258	532	52
Trustees’ fees and expenses	2,824	11,767	792	105
Reports to shareholders	19,261	58,635	24,014	7,636
Indicative optimized portfolio value fee	19,076	15,121	19,238	15,120
Custodian fees	202,001	198,735	7,153	24,413
Registration fees	26,694	10,202	7,736	5,133
Transfer agent fees	2,398	2,419	2,420	2,421
Fund accounting fees	36,221	54,153	36,288	36,173
Interest	34,352	37,078	109	19
Other	13,629	15,238	6,011	204
Total expenses	919,472	2,268,664	409,479	155,688
Waiver of management fees	(118,145)	(123,868)	(149,977)	(15,729)
Expenses assumed by the Adviser	–	–	–	(116,342)
Net expenses	801,327	2,144,796	259,502	23,617
Net investment income (loss)	2,310,338	3,949,604	(253,464)	49,989

Net realized gain (loss) on:
Investments	(6,518,535)	(34,631,096)	–	(156,165)
Swap contracts	–	–	2,308,584	–
In-kind redemptions	547,277	(15,318,754)	–	–
Foreign currency transactions and foreign denominated assets and liabilities	(81,984)	(374,731)	–	(4,650)
Net realized gain (loss)	(6,053,242)	(50,324,581)	2,308,584	(160,815)

Net change in unrealized appreciation (depreciation) on:
Investments	6,312,454	(70,779,472)	–	(265,797)
Swap contracts	–	–	(4,880,324)	–
Foreign currency transactions and foreign denominated assets and liabilities	19,563	(2,425)	–	(36)
Net change in unrealized appreciation (depreciation)	6,332,017	(70,781,897)	(4,880,324)	(265,833)
Net Increase (Decrease) in Net Assets Resulting from Operations	$2,589,113	$(117,156,874)	$(2,825,204)	$(376,659)

(a)	Represents consolidated Statement of Operations.
(b)	Commencement of operations for Israel ETF was June 25, 2013.

See Notes to Financial Statements

80

			India
Egypt Index	Germany	Gulf States	Small-Cap	Indonesia	Indonesia
ETF	Small-Cap ETF	Index ETF	Index ETF (a)	Index ETF	Small-Cap ETF	Israel ETF (b)

$1,321,240	$90,292	$455,345	$1,712,566	$10,113,557	$78,327	$218,960
–	–	197	–	–	–	–
6,681	6,726	7	–	16,203	–	–
–	(11,334)	(22,550)	(462)	(1,494,569)	(10,371)	(41,427)
1,327,921	85,684	432,999	1,712,104	8,635,191	67,956	177,533

201,723	21,981	67,124	516,007	1,714,426	31,605	62,609
49,962	48,878	66,757	120,356	66,380	49,415	18,326
660	81	232	13,576	7,211	143	101
1,490	202	391	17,466	14,980	121	115
14,162	7,114	8,624	24,414	43,122	8,003	14,511
15,119	15,119	19,177	19,212	19,237	16,417	6,571
125,634	28,091	136,675	485,981	332,349	20,283	7,708
9,796	5,129	5,024	12,620	25,684	5,395	2,622
2,420	2,419	2,398	4,840	2,417	2,271	170
36,231	36,202	36,221	91,686	50,171	32,612	2,500
15,301	–	427	82,823	13,106	353	–
3,301	11,683	4,586	50,465	16,303	3,961	2,347
475,799	176,899	347,636	1,439,446	2,305,386	170,579	117,580
(81,258)	(21,981)	(67,124)	(479,411)	(337,833)	(31,605)	(43,702)
–	(130,809)	(148,524)	–	–	(100,065)	–
394,541	24,109	131,988	960,035	1,967,553	38,909	73,878
933,380	61,575	301,011	752,069	6,667,638	29,047	103,655

(4,032,238)	(163,873)	76,695	(41,060,364)	(25,512,547)	(1,341,450)	644,334
–	–	–	–	–	–	–
783,756	706,942	–	295,470	2,923,605	272,250	283,262

(14,862)	(34)	(17,213)	(212,025)	(251,369)	6,761	3,112
(3,263,344)	543,035	59,482	(40,976,919)	(22,840,311)	(1,062,439)	930,708

8,803,937	608,733	3,418,798	283,636	(57,519,790)	(1,211,869)	3,097,058
–	–	–	–	–	–	–

(7,450)	510	(8)	5,690	(74,672)	46	790
8,796,487	609,243	3,418,790	289,326	(57,594,462)	(1,211,823)	3,097,848

$6,466,523	$1,213,853	$3,779,283	$(39,935,524)	$(73,767,135)	$(2,245,215)	$4,132,211

See Notes to Financial Statements

81

MARKET VECTORS ETF TRUST

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2013
(continued)

	Latin America
	Small-Cap			Russia
	Index ETF	Poland ETF	Russia ETF	Small-Cap ETF

Income:
Dividends – unaffiliated issuers	$164,695	$1,278,521	$48,599,093	$168,499
Dividends – affiliated issuers	–	–	–	–
Securities lending income	7,117	40,820	422,948	21,698
Foreign taxes withheld	(13,002)	(191,902)	(8,082,850)	(14,277)
Total income	158,810	1,127,439	40,939,191	175,920

Expenses:
Management fees	50,396	144,054	6,508,532	69,763
Professional fees	62,811	49,640	172,129	49,045
Insurance	201	564	27,299	202
Trustees’ fees and expenses	466	1,061	63,089	315
Reports to shareholders	8,634	9,577	135,295	20,972
Indicative optimized portfolio value fee	19,239	15,118	15,134	17,258
Custodian fees	50,197	39,203	2,011,239	56,316
Registration fees	5,039	5,306	15,243	5,646
Transfer agent fees	2,420	2,419	2,419	2,420
Fund accounting fees	36,230	36,171	139,757	36,202
Interest	71	1,507	82,837	411
Other	1,129	5,042	106,259	2,772
Total expenses	236,833	309,662	9,279,232	261,322
Waiver of management fees	(50,396)	(135,291)	(1,054,022)	(69,763)
Expenses assumed by the Adviser	(122,867)	–	–	(97,666)
Net expenses	63,570	174,371	8,225,210	93,893
Net investment income	95,240	953,068	32,713,981	82,027

Net realized gain (loss) on:
Investments – unaffiliated issuers	(931,378)	(2,589,993)	(114,179,776)	(1,929,498)
Investments – affiliated issuers	–	–	–	–
In-kind redemptions	(65,151)	275,226	18,008,694	400,197
Foreign currency transactions and foreign denominated assets and liabilities	(6,489)	(10,148)	(136,674)	(8,045)
Net realized loss	(1,003,018)	(2,324,915)	(96,307,756)	(1,537,346)
Net change in unrealized appreciation (depreciation) on:
Investments	(1,590,224)	2,349,582	(7,540,242)	897,529
Foreign currency transactions and
foreign denominated assets and liabilities	323	4,002	(8,493)	2,391
Net change in unrealized appreciation (depreciation)	(1,589,901)	2,353,584	(7,548,735)	899,920
Net Increase (Decrease) in Net Assets Resulting from Operations	$(2,497,679)	$981,737	$(71,142,510)	$(555,399)

(a)	Net of foreign taxes of $54

See Notes to Financial Statements

82

Vietnam ETF

$10,734,158
3,744,758
328
(71,136)
14,408,108

1,954,803
66,232
7,113
10,021
44,491
19,237
544,108
32,074
2,417
50,905
47,282
12,865
2,791,548
–
–
2,791,548
11,616,560

(17,486,872	)(a)
(20,715,930)
4,989,046
(1,285,344)
(34,499,100)

52,780,240

(4,263)
52,775,977
$29,893,437

See Notes to Financial Statements

83

MARKET VECTORS ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Africa Index ETF		Brazil Small-Cap ETF
	For the Year	For the Year	For the Year	For the Year
	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,
	2013	2012	2013	2012
Operations:
Net investment income (loss)	$2,310,338	$2,782,672	$3,949,604	$8,094,041
Net realized gain (loss)	(6,053,242)	(3,295,128)	(50,324,581)	(17,538,715)
Net change in unrealized appreciation (depreciation)	6,332,017	14,985,453	(70,781,897)	91,243,583
Net increase (decrease) in net assets resulting from operations	2,589,113	14,472,997	(117,156,874)	81,798,909
Dividends and Distributions to shareholders:
Dividends from net investment income	(2,901,500)	(2,816,950)	(3,697,200)	(8,131,200)
Distributions from net realized capital gains	–	–	–	(330,000)
Total Dividends and Distributions	(2,901,500)	(2,816,950)	(3,697,200)	(8,461,200)
Share transactions:**
Proceeds from sale of shares	38,152,839	16,375,741	14,808,325	201,408,661
Cost of shares redeemed	(14,222,535)	(7,243,003)	(249,879,083)	(234,505,796)
Increase (Decrease) in net assets resulting from share transactions	23,930,304	9,132,738	(235,070,758)	(33,097,135)
Total increase (decrease) in net assets	23,617,917	20,788,785	(355,924,832)	40,240,574
Net Assets, beginning of period	84,626,822	63,838,037	552,815,555	512,574,981
Net Assets, end of period†	$108,244,739	$84,626,822	$196,890,723	$552,815,555
† Including undistributed (accumulated) net investment income (loss)	$(722,132)	$(132,322)	$(232,821)	$(625,742)
** Shares of Common Stock Issued (no par value)
Shares sold	1,250,000	550,000	350,000	4,750,000
Shares redeemed	(500,000)	(250,000)	(6,800,000)	(5,750,000)
Net increase (decrease)	750,000	300,000	(6,450,000)	(1,000,000)

(a)	Share activity has been adjusted to reflect the 1 for 4 reverse share split which took place on July 1, 2013 (See Note 12).

See Notes to Financial Statements

84

ChinaAMC A-Share ETF		Colombia ETF		Egypt Index ETF (a)
For the Year	For the Year	For the Year	For the Year	For the Year	For the Year
Ended	Ended	Ended	Ended	Ended	Ended
December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
2013	2012	2013	2012	2013	2012

$(253,464)	$(108,477)	$49,989	$37,507	$933,380	$2,466,429
2,308,584	(2,278,349)	(160,815)	(71,219)	(3,263,344)	(4,181,928)
(4,880,324)	5,033,438	(265,833)	528,043	8,796,487	16,770,785
(2,825,204)	2,646,612	(376,659)	494,331	6,466,523	15,055,286

(663,100)	–	(49,000)	(49,800)	(912,597)	(2,659,050)
–	–	–	–	–	–
(663,100)	–	(49,000)	(49,800)	(912,597)	(2,659,050)

12,487,315	21,531,960	891,833	895,508	30,972,177	8,626,943
(12,823,852)	(6,148,469)	–	–	(24,279,902)	(20,852,579)
(336,537)	15,383,491	891,833	895,508	6,692,275	(12,225,636)
(3,824,841)	18,030,103	466,174	1,340,039	12,246,201	170,600
33,168,678	15,138,575	2,990,308	1,650,269	36,325,220	36,154,620
$29,343,837	$33,168,678	$3,456,482	$2,990,308	$48,571,421	$36,325,220
$1,435,348	$(2,499,638)	$(20,573)	$(18,518)	$(88,762)	$(257,413)

350,000	700,000	50,000	50,000	662,500	162,500
(400,000)	(200,000)	–	–	(500,026)	(387,500)
(50,000)	500,000	50,000	50,000	162,474	(225,000)

See Notes to Financial Statements

85

MARKET VECTORS ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

(continued)

	Germany Small-Cap ETF		Gulf States Index ETF

	For the Year	For the Year	For the Year	For the Year
	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,
	2013	2012	2013	2012

Operations:
Net investment income	$61,575	$88,738	$301,011	$323,079
Net realized gain (loss)	543,035	77,850	59,482	(487,494)
Net change in unrealized appreciation (depreciation)	609,243	934,049	3,418,790	769,913
Net increase (decrease) in net assets resulting from operations	1,213,853	1,100,637	3,779,283	605,498

Dividends to shareholders:
Dividends from net investment income	(70,000)	(122,800)	(330,000)	(303,000)

Share transactions:**
Proceeds from sale of shares	5,272,046	2,014,883	2,524,105	–
Cost of shares redeemed	(4,890,438)	(1,160,971)	–	(4,094,418)
Increase (Decrease) in net assets resulting from share transactions	381,608	853,912	2,524,105	(4,094,418)
Total increase (decrease) in net assets	1,525,461	1,831,749	5,973,388	(3,791,920)
Net Assets, beginning of period	4,480,304	2,648,555	10,277,872	14,069,792
Net Assets, end of period†	$6,005,765	$4,480,304	$16,251,260	$10,277,872
† Including undistributed (accumulated) net investment income (loss)	$(4,648)	$(8,875)	$(57,494)	$(28,339)

** Shares of Common Stock Issued (no par value)
Shares sold	200,000	100,000	100,000	–
Shares redeemed	(200,000)	(50,000)	–	(200,000)
Net increase (decrease)	–	50,000	100,000	(200,000)
*	Commencement of operations

(a)	Represents consolidated Statement of Changes in Net Assets.
(b)	Share activity has been adjusted to reflect the 1 for 4 reverse share split which took place on July 1, 2013 (See Note 12).

See Notes to Financial Statements

86

India Small-Cap Index ETF (a)(b)		Indonesia Index ETF		Indonesia Small-Cap ETF		Israel ETF
					For the Period	For the Period
For the Year	For the Year	For the Year	For the Year	For the Year	March 20, 2012*	June 25, 2013*
Ended	Ended	Ended	Ended	Ended	through	through
December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
2013	2012	2013	2012	2013	2012	2013

$752,069	$138,601	$6,667,638	$7,654,260	$29,047	$12,551	$103,655
(40,976,919)	(14,290,217)	(22,840,311)	(8,217,011)	(1,062,439)	(542,319)	930,708
289,326	21,431,853	(57,594,462)	(2,820,930)	(1,211,823)	(695,177)	3,097,848
(39,935,524)	7,280,237	(73,767,135)	(3,383,681)	(2,245,215)	(1,224,945)	4,132,211

(489,970)	(109,850)	(6,354,300)	(7,202,350)	(41,400)	(40,050)	(163,000)

76,125,451	63,469,440	79,387,801	196,146,910	7,914,461	5,030,179	31,311,472
(19,347,066)	(7,521,517)	(220,743,389)	(251,769,674)	(2,577,927)	(1,557,236)	(5,244,400)
56,778,385	55,947,923	(141,355,588)	(55,622,764)	5,336,534	3,472,943	26,067,072
16,352,891	63,118,310	(221,477,023)	(66,208,795)	3,049,919	2,207,948	30,036,283
93,999,008	30,880,698	405,095,448	471,304,243	2,207,948	–	–
$110,351,899	$93,999,008	$183,618,425	$405,095,448	$5,257,867	$2,207,948	$30,036,283
$(130,480)	$(211,754)	$90,941	$5,776	$(3,729)	$(20,524)	$(56,146)

2,037,500	1,437,500	2,650,000	6,700,000	450,000	250,000	1,200,000
(637,533)	(187,500)	(8,050,000)	(9,100,000)	(150,000)	(100,000)	(200,000)
1,399,967	1,250,000	(5,400,000)	(2,400,000)	300,000	150,000	1,000,000

See Notes to Financial Statements

87

MARKET VECTORS ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

(continued)

	Latin America
	Small-Cap Index ETF		Poland ETF
	For the Year	For the Year	For the Year	For the Year
	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,
	2013	2012	2013	2012
Operations:
Net investment income	$95,240	$156,132	$953,068	$1,222,035
Net realized loss	(1,003,018)	(244,906)	(2,324,915)	(4,328,566)
Net change in unrealized appreciation (depreciation)	(1,589,901)	2,499,119	2,353,584	12,990,803
Net increase (decrease) in net assets resulting from operations	(2,497,679)	2,410,345	981,737	9,884,272
Dividends to shareholders:
Dividends from net investment income	(86,400)	(600,050)	(972,400)	(1,189,000)
Share transactions:**
Proceeds from sale of shares	–	–	3,557,625	1,816,894
Cost of shares redeemed	(2,512,619)	(2,389,637)	(5,319,246)	(9,280,512)
Increase (Decrease) in net assets resulting from share transactions	(2,512,619)	(2,389,637)	(1,761,621)	(7,463,618)
Total increase (decrease) in net assets	(5,096,698)	(579,342)	(1,752,284)	1,231,654
Net Assets, beginning of period	13,601,566	14,180,908	32,265,994	31,034,340
Net Assets, end of period†	$8,504,868	$13,601,566	$30,513,710	$32,265,994
† Including undistributed (accumulated) net investment income (loss)	$(61,703)	$(172,213)	$12,968	$42,262
** Shares of Common Stock Issued (no par value)
Shares sold	–	–	150,000	100,000
Shares redeemed	(100,000)	(100,000)	(250,000)	(450,000)
Net increase (decrease)	(100,000)	(100,000)	(100,000)	(350,000)
(a)	Share activity has been adjusted to reflect the 1 for 3 reverse share split which took place on July 1, 2013 (See Note 12).

See Notes to Financial Statements

88

Russia ETF		Russia Small-Cap ETF (a)		Vietnam ETF
For the Year	For the Year	For the Year	For the Year	For the Year	For the Year
Ended	Ended	Ended	Ended	Ended	Ended
December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
2013	2012	2013	2012	2013	2012

$32,713,981	$41,248,038	$82,027	$128,777	$11,616,560	$5,829,778
(96,307,756)	(205,821,045)	(1,537,346)	(980,993)	(34,499,100)	(46,081,430)
(7,548,735)	336,083,547	899,920	403,663	52,775,977	72,020,957
71,142,510	171,510,540	(555,399)	(448,553)	29,893,437	31,769,305

(30,496,200)	(41,297,850)	(459,982)	(169,400)	(12,009,950)	(6,092,200)

1,087,492,071	558,938,974	13,141,215	9,570,622	163,236,572	98,808,718
(1,432,363,085)	(611,923,976)	(4,211,617)	(3,848,233)	(95,157,412)	(36,338,793)
(344,871,014)	(52,985,002)	8,929,598	5,722,389	68,079,160	62,469,925
(446,509,724)	77,227,688	7,914,217	5,104,436	85,962,647	88,147,030
1,634,229,924	1,557,002,236	8,276,470	3,172,034	286,671,622	198,524,592
$1,187,720,200	$1,634,229,924	$16,190,687	$8,276,470	$372,634,269	$286,671,622
$2,241,789	$85,778	$(204,208)	$(29,058)	$(1,847,165)	$(632,844)

39,700,000	18,450,000	300,000	200,000	8,200,000	5,400,000
(53,450,000)	(22,450,000)	(100,015)	(83,333)	(5,000,000)	(2,050,000)
(13,750,000)	(4,000,000)	199,985	116,667	3,200,000	3,350,000

See Notes to Financial Statements

89

MARKET VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Africa Index ETF
	For the Year Ended December 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$30.77	$26.06	$34.68	$28.15	$21.64
Income from investment operations:
Net investment income	0.67	1.05	1.00	0.44	0.16
Net realized and unrealized gain (loss) on investments	0.32	4.72	(8.65)	6.47	6.58
Total from investment operations	0.99	5.77	(7.65)	6.91	6.74
Less:
Dividends from net investment income	(0.83)	(1.06)	(0.97)	(0.38)		(0.23)
Net asset value, end of year	$30.93	$30.77	$26.06	$34.68	$28.15
Total return (b)	3.24%	22.15%	(22.06)%	24.57%		31.15%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$108,245	$84,627	$63,838	$107,515	$36,591
Ratio of gross expenses to average net assets	0.93%	0.91%	1.07%	0.95%		1.43%
Ratio of net expenses to average net assets	0.81%	0.80%	0.81%	0.83%		0.84%
Ratio of net expenses, excluding interest expense, to average net assets	0.78%	0.78%	0.81%	0.83%		0.83%
Ratio of net investment income to average net assets	2.35%	3.63%	2.61%	1.63%		0.93%
Portfolio turnover rate	86%	24%	24%	19%		30%

	Brazil Small-Cap ETF
					For the Period
					May 12,
					2009(a) through
	For the Year Ended December 31,				December 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$42.20	$36.35	$57.19	$48.39	$24.74
Income from investment operations:
Net investment income	0.54	0.62	1.04	0.72	0.13
Net realized and unrealized gain (loss) on investments	(12.58)	5.88	(16.75)	11.65	23.97
Total from investment operations	(12.04)	6.50	(15.71)	12.37	24.10
Less:
Dividends from net investment income	(0.55)	(0.62)	(1.12)	(0.78)		(0.20)
Distributions from net realized capital gains	–	(0.03)	(4.01)	(2.79)		(0.25)
Total dividends and distributions	(0.55)	(0.65)	(5.13)	(3.57)		(0.45)
Net asset value, end of period	$29.61	$42.20	$36.35	$57.19	$48.39
Total return (b)	(28.58)%	17.86%	(27.47)%	25.57%	97.42	%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$196,891	$552,816	$512,575	$1,078,117	$699,245
Ratio of gross expenses to average net assets	0.64%	0.64%	0.62%	0.65%	0.71	%(d)
Ratio of net expenses to average net assets	0.60%	0.60%	0.62%	0.65%	0.71	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.59%	0.59%	0.62%	0.64%	0.71	%(d)
Ratio of net investment income to average net assets	1.11%	1.42%	1.82%	1.67%	1.01	%(d)
Portfolio turnover rate	33%	76%	64%	84%	72	%(c)

(a)	Commencement of operations
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Not annualized
(d)	Annualized

See Notes to Financial Statements

90

MARKET VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	ChinaAMC A-Share ETF
					For the Period
					October 13,
					2010(a) through
	For the Year Ended December 31,				December 31,
	2013	2012	2011		2010
Net asset value, beginning of period	$33.17	$30.28	$38.81		$40.75
Income from investment operations:
Net investment loss	(0.40)	– (e)		(0.27)		(0.07)
Net realized and unrealized gain (loss) on investments	(1.18)	2.89		(8.26)		(0.77)
Total from investment operations	(1.58)	2.89		(8.53)		(0.84)
Less:
Dividends from net investment income	(0.70)	–	–			(1.08)
Return of capital	–	–	–			(0.02)
Total dividends	(0.70)	–	–			(1.10)
Net asset value, end of period	$30.89	$33.17	$30.28		$38.81
Total return (b)	(4.74)%	9.54%		(21.98)%	(2.00	)%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$29,344	$33,169	$15,139		$19,404
Ratio of gross expenses to average net assets	1.14%	2.21%		1.71%	1.11	%(d)
Ratio of net expenses to average net assets	0.72%	0.72%		0.72%	0.72	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.72%	0.72%		0.72%	0.72	%(d)
Ratio of net investment loss to average net assets	(0.70)%	(0.69)%		(0.71)%	(0.70	)%(d)
Portfolio turnover rate	0%	0%		0%	0	%(c)

	Colombia ETF
			For the Period
			March 14,
	For the Year Ended		2011(a) through
	December 31,		December 31,
	2013	2012	2011
Net asset value, beginning of period	$19.94	$16.50	$19.98
Income from investment operations:
Net investment income (loss)	0.28	(0.06)	0.17
Net realized and unrealized gain (loss) on investments	(2.69)	3.83		(3.51)
Total from investment operations	(2.41)	3.77		(3.34)
Less:
Dividends from net investment income	(0.25)	(0.33)		(0.14)
Net asset value, end of period	$17.28	$19.94	$16.50
Total return (b)	(12.11)%	22.86%	(16.72	)%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$3,456	$2,990	$1,650
Ratio of gross expenses to average net assets	4.95%	5.60%	10.58	%(d)
Ratio of net expenses to average net assets	0.75%	0.75%	0.75	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.75%	0.75%	0.75	%(d)
Ratio of net investment income to average net assets	1.59%	1.57%	1.13	%(d)
Portfolio turnover rate	22%	29%	22	%(c)

(a)	Commencement of operations
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Not annualized
(d)	Annualized
(e)	Amount represents less than $0.005 per share

See Notes to Financial Statements

91

MARKET VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Egypt Index ETF #
					For the Period
					February 16,
					2010(a) through
	For the Year Ended December 31,				December 31,
	2013	2012	2011		2010
Net asset value, beginning of period	$51.00	$38.56	$79.20		$82.29
Income from investment operations:
Net investment income	1.13	3.48	1.40		0.52
Net realized and unrealized gain (loss) on investments	4.42	12.68		(40.88)		(2.97)
Total from investment operations	5.55	16.16		(39.48)		(2.45)
Less:
Dividends from net investment income	(1.04)	(3.72)		(1.16)		(0.64)
Net asset value, end of period	$55.51	$51.00	$38.56		$79.20
Total return (b)	10.90%	41.94%		(49.84)%	(2.98	)%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$48,571	$36,325	$36,155		$10,887
Ratio of gross expenses to average net assets	1.18%	1.08%		1.20%	4.14	%(d)
Ratio of net expenses to average net assets	0.98%	0.96%		0.94%	0.94	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.94%	0.94%		0.94%	0.94	%(d)
Ratio of net investment income to average net assets	2.31%	5.29%		2.40%	1.57	%(d)
Portfolio turnover rate	78%	50%		54%	49	%(c)

	Germany Small-Cap ETF
			For the Period
			April 4,
	For the Year Ended		2011(a) through
	December 31,		December 31,
	2013	2012	2011
Net asset value, beginning of period	$22.40	$17.66	$25.37
Income from investment operations:
Net investment income	0.31	0.44	0.17
Net realized and unrealized gain (loss) on investments	7.67	4.91		(7.74)
Total from investment operations	7.98	5.35		(7.57)
Less:
Dividends from net investment income	(0.35)	(0.61)		(0.14)
Net asset value, end of period	$30.03	$22.40	$17.66
Total return (b)	35.62%	30.32%	(29.83	)%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$6,006	$4,480	$2,649
Ratio of gross expenses to average net assets	4.02%	3.96%	8.62	%(d)
Ratio of net expenses to average net assets	0.55%	0.55%	0.55	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.55%	0.55%	0.55	%(d)
Ratio of net investment income to average net assets	1.40%	2.04%	1.20	%(d)
Portfolio turnover rate	23%	35%	17	%(c)

(a)	Commencement of operations
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Not annualized
(d)	Annualized
#	On July 1, 2013, the Fund effected a 1 for 4 reverse share split as described in the Notes to Financial Statements (See Note 12). Per share data has been adjusted to give effect to the share split.

See Notes to Financial Statements

92

MARKET VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Gulf States Index ETF
	For the Year Ended December 31,
	2013	2012	2011	2010		2009
Net asset value, beginning of year	$20.56	$20.10	$23.30	$19.04		$18.05
Income from investment operations:
Net investment income	0.51	0.62	0.80	0.21		0.25
Net realized and unrealized gain (loss) on investments	6.57	0.45	(3.20)	4.28		0.92
Total from investment operations	7.08	1.07	(2.40)	4.49		1.17
Less:
Dividends from net investment income	(0.55)	(0.61)	(0.80)		(0.23)	(0.18)
Net asset value, end of year	$27.09	$20.56	$20.10	$23.30		$19.04
Total return (b)	34.46%	5.30%	(10.30)%		23.57%	6.48%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$16,251	$10,278	$14,070	$22,132		$7,615
Ratio of gross expenses to average net assets	2.59%	3.19%	1.94%		2.53%	4.64%
Ratio of net expenses to average net assets	0.98%	0.99%	0.98%		0.98%	0.99%
Ratio of net expenses, excluding interest expense, to average net assets	0.98%	0.98%	0.98%		0.98%	0.98%
Ratio of net investment income to average net assets	2.24%	2.78%	2.69%		1.71%	1.48%
Portfolio turnover rate	32%	16%	29%		18%	43%

	India Small-Cap Index ETF #
				For the Period
				August 24,
				2010(a) through
	For the Year Ended December 31,			December 31,
	2013	2012	2011	2010
Net asset value, beginning of period	$44.24	$35.28	$81.00	$78.80
Income from investment operations:
Net investment income (loss)	0.25	0.36	0.40		(0.04)
Net realized and unrealized gain (loss) on investments	(13.04)	8.64	(45.44)	2.24
Total from investment operations	(12.79)	9.00	(45.04)	2.20
Less:
Dividends from net investment income	(0.14)	(0.04)	(0.64)	–
Distributions from net realized capital gains	–	–	(0.04)	–
Total dividends and distributions	(0.14)	(0.04)	(0.68)	–
Net asset value, end of period	$31.31	$44.24	$35.28	$81.00
Total return (b)	(28.91)%	25.54%	(55.63)%	2.79	%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$110,352	$93,999	$30,881	$53,658
Ratio of gross expenses to average net assets	1.39%	1.68%	1.72%	1.46	%(d)
Ratio of net expenses to average net assets	0.93%	0.91%	0.85%	0.85	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.85%	0.85%	0.85%	0.85	%(d)
Ratio of net investment income (loss) to average net assets	0.73%	0.28%	0.67%	(0.17	)%(d)
Portfolio turnover rate	77%	65%	76%	29	%(c)

(a)	Commencement of operations
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Not annualized
(d)	Annualized
#	On July 1, 2013, the Fund effected a 1 for 4 reverse share split as described in the Notes to Financial Statements (See Note 12). Per share data has been adjusted to give effect to the share split.

See Notes to Financial Statements

93

MARKET VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Indonesia Index ETF #
						For the Period
						January 15,
						2009(a) through
	For the Year Ended December 31,					December 31,
	2013	2012		2011	2010	2009
Net asset value, beginning of period	$28.63	$28.48		$28.87	$20.68	$8.30
Income from investment operations:
Net investment income	0.75	0.54		0.15	0.25	0.09
Net realized and unrealized gain (loss) on investments	(7.68)	0.12		(0.09)	8.21	12.35
Total from investment operations	(6.93)	0.66		0.06	8.46	12.44
Less:
Dividends from net investment income	(0.72)		(0.51)	(0.45)	(0.27)		(0.06)
Net asset value, end of period	$20.98	$28.63		$28.48	$28.87	$20.68
Total return (b)	(24.20)%		2.31%	0.22%	40.94%	149.94	%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$183,618	$405,095		$471,304	$623,500	$201,600
Ratio of gross expenses to average net assets	0.67%		0.65%	0.64%	0.60%	0.72	%(d)
Ratio of net expenses to average net assets	0.57%		0.59%	0.61%	0.60%	0.71	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.57%		0.58%	0.61%	0.60%	0.71	%(d)
Ratio of net investment income to average net assets	1.95%		1.70%	1.43%	1.31%	1.31	%(d)
Portfolio turnover rate	20%		19%	18%	31%	26	%(c)

	Indonesia Small-Cap ETF
		For the Period
	For the Year	March 20,
	Ended	2012(a) through
	December 31,	December 31,
	2013	2012
Net asset value, beginning of period	$14.72	$19.89
Income from investment operations:
Net investment income	0.16	0.08
Net realized and unrealized loss on investments	(3.11)		(4.98)
Total from investment operations	(2.95)		(4.90)
Less:
Dividends from net investment income	(0.09)		(0.27)
Net asset value, end of period	$11.68	$14.72
Total return (b)	(20.02)%	(24.65	)%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$5,258	$2,208
Ratio of gross expenses to average net assets	2.69%	2.71	%(d)
Ratio of net expenses to average net assets	0.61%	0.61	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.61%	0.61	%(d)
Ratio of net investment income to average net assets	0.46%	0.48	%(d)
Portfolio turnover rate	68%	51	%(c)

(a)	Commencement of operations
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Not annualized
(d)	Annualized
#	On February 1, 2011, the Fund effected a share split as decribed in the Notes to Financial Statements (See Note 12). Per share data has been adjusted to give effect to the share split.

See Notes to Financial Statements

94

MARKET VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Israel ETF
	For the Period
	June 25,
	2013(a) through
	December 31,
	2013
Net asset value, beginning of period	$25.30
Income from investment operations:
Net investment income	0.10
Net realized and unrealized gain on investments	4.80
Total from investment operations	4.90
Less:
Dividends from net investment income		(0.16)
Net asset value, end of period	$30.04
Total return (b)	19.39	%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$30,036
Ratio of gross expenses to average net assets	0.94	%(d)
Ratio of net expenses to average net assets	0.59	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.59	%(d)
Ratio of net investment income to average net assets	0.83	%(d)
Portfolio turnover rate	24	%(c)

		Latin America Small-Cap Index ETF
					For the Period
					April 6,
					2010(a) through
	For the Year Ended December 31,				December 31,
	2013		2012	2011	2010
Net asset value, beginning of period	$24.73		$21.82	$32.46	$24.91
Income from investment operations:
Net investment income	0.14		0.34	0.39	0.06
Net realized and unrealized gain (loss) on investments		(5.78)	3.66	(10.23)	7.70
Total from investment operations		(5.64)	4.00	(9.84)	7.76
Less:
Dividends from net investment income		(0.19)	(1.09)	(0.49)		(0.21)
Distributions from net realized capital gains	–		–	(0.31)	–
Total dividends and distributions		(0.19)	(1.09)	(0.80)		(0.21)
Net asset value, end of period	$18.90		$24.73	$21.82	$32.46
Total return (b)		(22.79)%	18.34%	(30.32)%	31.17	%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$8,505		$13,602	$14,181	$25,966
Ratio of gross expenses to average net assets		2.35%	1.64%	1.32%	2.87	%(d)
Ratio of net expenses to average net assets		0.63%	0.63%	0.63%	0.63	%(d)
Ratio of net expenses, excluding interest expense, to average net assets		0.63%	0.63%	0.63%	0.63	%(d)
Ratio of net investment income to average net assets		0.95%	1.11%	1.15%	0.67	%(d)
Portfolio turnover rate		47%	39%	58%	48	%(c)

(a)	Commencement of operations
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period.
The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Not annualized
(d)	Annualized

See Notes to Financial Statements

95

MARKET VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Poland ETF
					For the Period
					November 24,
					2009(a) through
	For the Year Ended December 31,				December 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$22.25	$17.24	$27.10	$24.08	$24.71
Income from investment operations:
Net investment income (loss)	0.74	0.84	0.81	0.23		(0.01)
Net realized and unrealized gain (loss) on investments	0.36	4.99	(9.92)	3.02		(0.62)
Total from investment operations	1.10	5.83	(9.11)	3.25		(0.63)
Less:
Dividends from net investment income	(0.75)	(0.82)	(0.75)	(0.23)	–
Net asset value, end of period	$22.60	$22.25	$17.24	$27.10	$24.08
Total return (b)	4.92%	33.82%	(33.60)%	13.49%	(2.55	)%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$30,514	$32,266	$31,034	$52,842	$7,223
Ratio of gross expenses to average net assets	1.07%	1.03%	0.84%	0.94%	7.31	%(d)
Ratio of net expenses to average net assets	0.61%	0.61%	0.61%	0.67%	0.76	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.61%	0.60%	0.61%	0.67%	0.76	%(d)
Ratio of net investment income (loss) to average net assets	3.31%	3.79%	2.61%	1.39%	(0.45	)%(d)
Portfolio turnover rate	21%	20%	27%	35%	9	%(c)

	Russia ETF
	For the Year Ended December 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$29.63	$26.32	$37.47	$31.05	$13.06
Income from investment operations:
Net investment income	0.80	0.73	0.59	0.17	0.08
Net realized and unrealized gain (loss) on investments	(1.00)	3.31	(11.16)	6.43	17.99
Total from investment operations	(0.20)	4.04	(10.57)	6.60	18.07
Less:
Dividends from net investment income	(0.74)	(0.73)	(0.58)	(0.18)		(0.08)
Net asset value, end of year	$28.69	$29.63	$26.32	$37.47	$31.05
Total return (b)	(0.65)%	15.35%	(28.20)%	21.27%		138.36%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$1,187,720	$1,634,230	$1,557,002	$2,607,965	$1,409,641
Ratio of gross expenses to average net assets	0.71%	0.63%	0.62%	0.71%		0.80%
Ratio of net expenses to average net assets	0.63%	0.62%	0.62%	0.65%		0.70%
Ratio of net expenses, excluding interest expense, to average net assets	0.62%	0.62%	0.62%	0.65%		0.69%
Ratio of net investment income to average net assets	2.52%	2.28%	1.25%	0.62%		0.45%
Portfolio turnover rate	27%	41%	29%	16%		29%

(a)	Commencement of operations
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Not annualized
(d)	Annualized

See Notes to Financial Statements

96

MARKET VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Russia Small-Cap ETF #
			For the Period
			April 13,
	For the Year Ended		2011(a) through
	December 31,		December 31,
	2013	2012	2011
Net asset value, beginning of period	$45.15	$47.58	$74.88
Income from investment operations:
Net investment income	0.30	0.72	0.21
Net realized and unrealized gain (loss) on investments	(2.01)	(2.22)		(27.30)
Total from investment operations	(1.71)	(1.50)		(27.09)
Less:
Dividends from net investment income	(1.20)	(0.93)		(0.21)
Net asset value, end of period	$42.24	$45.15	$47.58
Total return (b)	(3.77)%	(3.17)%	(36.18	)%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$16,191	$8,276	$3,172
Ratio of gross expenses to average net assets	1.87%	2.21%	7.02	%(d)
Ratio of net expenses to average net assets	0.67%	0.71%	0.67	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.67%	0.67%	0.67	%(d)
Ratio of net investment income to average net assets	0.59%	1.63%	0.52	%(d)
Portfolio turnover rate	74%	67%	41	%(c)

	Vietnam ETF
						For the Period
						August 11,
						2009(a) through
	For the Year Ended December 31,					December 31,
	2013	2012	2011		2010	2009
Net asset value, beginning of period	$17.06	$14.76	$25.34		$25.12	$25.04
Income from investment operations:
Net investment income	0.59	0.35	0.19		0.40	–	(e)
Net realized and unrealized gain (loss) on investments	1.58	2.32		(10.61)	0.16	0.12
Total from investment operations	2.17	2.67		(10.42)	0.56	0.12
Less:
Dividends from net investment income	(0.60)	(0.37)		(0.16)	(0.34)	–
Distributions from net realized capital gains	–	–	–		–		(0.04)
Total dividends and distributions	(0.60)	(0.37)		(0.16)	(0.34)		(0.04)
Net asset value, end of period	$18.63	$17.06	$14.76		$25.34	$25.12
Total return (b)	12.75%	18.07%		(41.11)%	2.24%	0.46	%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$372,634	$286,672	$198,525		$243,294	$79,139
Ratio of gross expenses to average net assets	0.72%	0.76%		0.86%	0.92%	0.96	%(d)
Ratio of net expenses to average net assets	0.72%	0.76%		0.76%	0.84%	0.96	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.70%	0.74%		0.76%	0.84%	0.96	%(d)
Ratio of net investment income to average net assets	2.98%	2.08%		1.00%	2.47%	0.07	%(d)
Portfolio turnover rate	48%	54%		43%	45%	26	%(c)

(a)	Commencement of operations
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Not annualized
(d)	Annualized
(e)	Amount represents less than $0.005 per share
#	On July 1, 2013, the Fund effected a 1 for 3 reverse share split as described in the Notes to Financial Statements (See Note 12). Per share data has been adjusted to give effect to the share split.

See Notes to Financial Statements

97

MARKET VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2013

Note 1–Fund Organization–Market Vectors ETF Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was incorporated in Delaware as a statutory trust on March 15, 2001. The Trust operates as a series fund, and as of December 31, 2013, offers fifty three investment portfolios, each of which represents a separate series of the Trust.

These financial statements relate only to the following investment portfolios: Africa Index ETF, Brazil Small-Cap ETF, ChinaAMC A-Share ETF, Colombia ETF, Egypt Index ETF, Germany Small-Cap ETF, Gulf States Index ETF, India Small-Cap Index ETF, Indonesia Index ETF, Indonesia Small-Cap ETF, Israel ETF, Latin America Small-Cap Index ETF, Poland ETF, Russia ETF, Russia Small-Cap ETF and Vietnam ETF (each a “Fund” and, together, the “Funds”). India Small-Cap Index ETF makes its investments through the India Small-Cap Mauritius Fund (the “Subsidiary”), a wholly-owned subsidiary organized in the Republic of Mauritius. Each Fund was created to provide investors with the opportunity to purchase a security representing a proportionate undivided interest in a portfolio of securities consisting of substantially all of the common stocks in substantially the same weighting, in an index sponsored by the China Securities Index Co. Ltd., Bluestar Israel Global Index or Market Vectors Index Solutions GmbH, a wholly-owned subsidiary of Van Eck Associates Corporation (the “Adviser”).

The Funds’ commencement of operations dates and their respective indices are presented below:

Fund	Commencement of Operations	Index
Africa Index ETF	July 10, 2008	Market Vectors GDP Africa Index*(b)
Brazil Small-Cap ETF	May 12, 2009	Market Vectors Brazil Small-Cap Index*
ChinaAMC A-Share ETF(a)	October 13, 2010	CSI 300 Index
Colombia ETF	March 14, 2011	Market Vectors Colombia Index*
Egypt Index ETF	February 16, 2010	Market Vectors Egypt Index*
Germany Small-Cap ETF	April 4, 2011	Market Vectors Germany Small-Cap Index*
Gulf States Index ETF	July 22, 2008	Market Vectors GDP GCC Index*(b)
India Small-Cap Index ETF	August 24, 2010	Market Vectors India Small-Cap Index*
Indonesia Index ETF	January 15, 2009	Market Vectors Indonesia Index*
Indonesia Small-Cap ETF	March 20, 2012	Market Vectors Indonesia Small-Cap Index*
Israel ETF	June 25, 2013	BlueStar Israel Global IndexTM
Latin America Small-Cap Index ETF	April 6, 2010	Market Vectors Latin America Small-Cap Index*
Poland ETF	November 24, 2009	Market Vectors Poland Index*
Russia ETF	April 24, 2007	Market Vectors Russia Index*
Russia Small-Cap ETF	April 13, 2011	Market Vectors Russia Small-Cap Index*
Vietnam ETF	August 11, 2009	Market Vectors Vietnam Index*

*	Published by Market Vectors Index Solutions GmbH.
(a)	Effective January 7, 2014, the Fund changed its name from China ETF to ChinaAMC A-Share ETF.
(b)	Prior to June 21, 2013, the indices for Africa Index ETF and Gulf States Index ETF were the Dow Jones Africa Titans 50 IndexSM and the Dow Jones GCC Titans 40 IndexSM, respectively.

Note 2–Significant Accounting Policies–The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Funds.

A.	Security Valuation–The Funds value their investments in securities and other assets and liabilities carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales price as reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded they are categorized as
98

Level 1 in the fair value hierarchy (described below). Certain foreign securities, whose values may be affected by market direction or events occurring before the Funds’ pricing time (4:00 p.m. Eastern Standard Time) but after the last close of the securities’ primary market, are fair valued using a pricing service and are categorized as Level 2 in the fair value hierarchy. The pricing service, using methods approved by the Board of Trustees, considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant ADR’s and futures contracts. The Funds may also fair value securities in other situations, such as, when a particular foreign market is closed but the Fund is open. Short-term obligations with more than sixty days remaining to maturity are valued at market value. Short-term obligations with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Money market fund investments are valued at net asset value and are considered to be Level 1 in the fair value hierarchy. Forward foreign currency contracts are valued at the spot currency rate plus an amount (“points”), which reflects the differences in the interest rates between the U.S. and foreign markets and are classified as Level 2 in the fair value hierarchy. Securities for which quotations are not available are stated at fair value as determined by the Pricing Committee of Van Eck Associates Corporation (the “Adviser”) appointed by the Board of Trustees. The Pricing Committee provides oversight of the Funds’ valuation policies and procedures, which are approved by the Funds’ Board of Trustees. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments for which market prices are not readily available. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value of these securities. Depending on the relative significance of valuation inputs, these securities may be classified either as Level 2 or Level 3 in the fair value hierarchy. The price which the Funds may realize upon sale of an investment may differ materially from the value presented in the Schedules of Investments.

The Funds utilize various methods to measure the fair value of its investments on a recurring basis which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The transfers between levels of the fair value hierarchy assume the financial instruments were transferred at the beginning of the reporting period. The three levels of the fair value hierarchy are described below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of the inputs, the levels used to value the Funds’ investments, and transfers between levels are located in the Schedules of Investments. Additionally, tables that reconcile the valuation of the Funds’ Level 3 investments and that present additional information about valuation methodologies and unobservable inputs, if applicable, are located in the Schedules of Investments.

B.	Basis for Consolidation–The Subsidiary, an Indian exempted company, was incorporated on February 25, 2010 and is currently a wholly-owned subsidiary and acts as an investment vehicle for the India Small-Cap Index ETF (the “SCIF”) in order to effect certain investments on behalf of the SCIF. The SCIF is the sole shareholder of the Subsidiary, and it is intended that the SCIF will remain the sole shareholder and will continue to control the Subsidiary. The consolidated financial statements of the SCIF include the financial results of its wholly-owned subsidiary. All material interfund account balances and transactions have been eliminated in consolidation.

C.	Federal Income Taxes–It is each Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.
99

MARKET VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(continued)

D.	Dividends and Distributions to Shareholders–Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.

E.	Currency Translation–Assets and liabilities denominated in foreign currencies and commitments under foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Foreign denominated income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed in the financial statements. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gain (loss) on foreign currency transactions and foreign denominated assets and liabilities in the Statements of Operations.

F.	Restricted Securities–The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of each Fund’s Schedule of Investments.

G.	Repurchase Agreements–The Funds may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Adviser, to generate income from their excess cash balances and to invest securities lending cash collateral. A repurchase agreement is an agreement under which a Fund acquires securities from a seller, subject to resale to the seller at an agreed upon price and date. A Fund, through its custodian/securities lending agent, takes possession of securities collateralizing the repurchase agreement. Pursuant to the terms of the repurchase agreement, such securities must have an aggregate market value greater than or equal to the terms of the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Funds will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Funds maintain their right to sell the underlying securities at market value and may claim any resulting loss against the seller. Repurchase agreements held as of December 31, 2013 are reflected in the Schedules of Investments.

H.	Use of Derivative Instruments–The Funds may make investments in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over-the-counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivative instruments also involves the risk of loss if the Adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instruments. The notional amount of the swap position reflected in the Schedule of Investments is indicative of the volume of swap activity during the year ended December 31, 2013. Details of this disclosure are found below:

At December 31, 2013, ChinaAMC A-Share ETF held the following derivatives:

Liability derivatives Equity risk
Swap contracts, at value[1]	$(1,718,321)

[1]	Statements of Assets and Liabilities location: Swap contracts, at value
100

For ChinaAMC A-Share ETF, the impact of transactions in derivative instruments, during the year ended December 31, 2013, were as follows:

Equity risk
Realized gain(loss):
Swap contracts[2]	$2,308,584
Net change in unrealized appreciation (depreciation):
Swap contracts[3]	(4,880,324)

[2]	Statements of Operations location: Net realized gain on swap contracts
[3]	Statements of Operations location: Net change in unrealized appreciation (depreciation) on swap contracts

Forward Foreign Currency Contracts–The Funds are subject to foreign currency risk in the normal course of pursuing its investment objectives. The Funds may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities or to hedge foreign denominated assets. Realized gains and losses from forward foreign currency contracts, if any, are included in net realized gain (loss) on foreign currency transactions and foreign denominated assets and liabilities in the Statements of Operations. The Funds may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligation or there are unanticipated movements of the foreign currency relative to the U.S. dollar. The Funds held no forward foreign currency contracts during the year ended December 31, 2013.

Swap Agreements–The Funds may enter into swap transactions to gain investment exposure for total return or for hedging purposes. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net payment to be received by the Funds and/or the termination value at the end of the contract. Therefore, the Funds consider the creditworthiness of each counterparty to a contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. Entering into these agreements involves, to varying degrees, market risk, liquidity risk and elements of credit, legal and documentation risk in excess of amounts recognized in the Statements of Assets and Liabilities. The Funds may pay or receive cash as collateral on these contracts which may be recorded as an asset and/or liability. The Funds must set aside liquid assets, or engage in other appropriate measures, to cover their obligations under these contracts. Swap contracts are marked to market daily and the change in value, if any, is recorded as unrealized appreciation or depreciation. Upfront payments, if any, made and/or received by the Funds are recorded as an asset and/or liability and realized gains or losses are recognized over the contract’s term/event. Periodic payments received or made on swap contracts are recorded as realized gains or losses. Gains or losses are realized upon termination of a swap contract and are recorded in the Statements of Operations. The Funds, other than ChinaAMC A-Share ETF, held no swaps contracts during the year ended December 31, 2013. ChinaAMC A-Share ETF invests in the following type of swap:

A total return swap is an agreement that gives a Fund the right to receive the appreciation in the value of a specified security index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, the Fund may also be required to pay the dollar value of that decline to the counterparty. During the year ended December 31, 2013, the average monthly notional amount of the total return swap contracts in ChinaAMC A-Share ETF was $35,801,266. Outstanding total return swap contracts for the ChinaAMC A-Share ETF held at December 31, 2013 are reflected in the Schedule of Investments.

I.	Offsetting Assets and Liabilities–In the ordinary course of business, the Funds enter into transactions subject to enforceable master netting agreements or other similar agreements. Generally, the right of setoff in those agreements allows the Funds to set off any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. The Funds may pledge or receive cash and/or securities as collateral for derivative instruments, securities lending and repurchase agreements. For financial reporting purposes, the Funds do not offset securities lending or repurchase agreement assets and liabilities subject to enforceable master netting agreements or other similar agreements in the Statements of Assets and Liabilities. Collateral held at December 31, 2013 is presented in the Schedules of Investments.
101

MARKET VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(continued)

The tables below present both gross and net information about the derivative instruments, securities lending transactions and repurchase agreements eligible for offset in the Statements of Assets and Liabilities, subject to master netting agreement or similar agreement, as well as financial collateral received or pledged (including cash collateral and margin) as of December 31, 2013. Collateral is disclosed up to 100% of the net amount of unrealized gain/loss or market value of the respective financial instruments. In general, collateral received or pledged exceeds the net amount of the unrealized gain/loss or market value of financial instruments. Refer to the Schedules of Investments and Statements of Assets and Liabilities for collateral received or pledged as of December 31, 2013, as well as related disclosures in Note 9 (Securities Lending) and Note 2G (Repurchase Agreements).

Fund	Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts of Assets Presented in the Statements of Assets and Liabilities	Financial Instruments and Cash Collateral Received*	Net Amount
Africa Index ETF	Securities Lending	$2,816,515	$–	$2,816,515	$(2,816,515)	$–
Brazil Small-Cap ETF	Securities Lending	7,038,826	–	7,038,826	(7,038,826)	–
	Repurchase Agreements	7,608,064	–	7,608,064	(7,608,064)	–
Colombia ETF	Securities Lending	229,216	–	229,216	(229,216)	–
Egypt Index ETF	Securities Lending	36,146	–	36,146	(36,146)	–
Germany Small-Cap ETF	Securities Lending	63,331	–	63,331	(63,331)	–
Latin America Small-Cap Index ETF	Securities Lending	484,048	–	484,048	(484,048)	–
Poland ETF	Securities Lending	2,073,684	–	2,073,684	(2,073,684)	–
Russia ETF	Securities Lending	41,215,422	–	41,215,422	(41,215,422)	–
	Repurchase Agreements	43,454,748	–	43,454,748	(43,454,748)	–
Russia Small-Cap ETF	Securities Lending	665,104	–	665,104	(665,104)	–

Fund	Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statements of Assets and Liabilities	Financial Instruments and Cash Collateral Pledged*	Net Amount
ChinaAMC A-Share ETF	Swap contracts, at value	$1,718,321	$–	$1,718,321	$(1,718,321)	$–

*	Gross amounts not offset in the Statements of Assets and Liabilities

J.	Other–Security transactions are accounted for on trade date. Transactions in certain securities may take longer than the customary settlement cycle to be completed. The counterparty is required to collateralize such trades with cash in excess of the market value of the transaction, which is held at the custodian and marked to market daily. Realized gains and losses are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized upon notification of the ex-dividend date/rate. Interest income, including amortization of premiums and discounts, is accrued as earned.

In the normal course of business, the Funds enter into contracts that contain a variety of general indemnifications. The Funds’ maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

Note 3–Investment Management and Other Agreements–The Adviser is the investment adviser to the Funds. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 0.50% of each Fund’s average daily net assets. The Adviser has agreed, at least until May 1, 2014 (May 1, 2015 for Israel ETF), to voluntarily waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the Funds so that each Fund’s total annual operating expenses does not exceed the expense caps (excluding interest expense, trading expenses, taxes and extraordinary expenses) listed in the table below.

102

The expense caps and the amounts waived/assumed by the Adviser for the year ended December 31, 2013, are as follows:

Fund	Expense Cap	Waiver of Management Fees	Expenses Assumed by the Adviser
Africa Index ETF	0.78%	$118,145	$–
Brazil Small-Cap ETF	0.59	123,868	–
ChinaAMC A-Share ETF	0.72	149,977	–
Colombia ETF	0.75	15,729	116,342
Egypt Index ETF	0.94	81,258	–
Germany Small-Cap ETF	0.55	21,981	130,809
Gulf States Index ETF	0.98	67,124	148,524
India Small-Cap Index ETF	0.85	479,411	–
Indonesia Index ETF	0.57	337,833	–
Indonesia Small-Cap ETF	0.61	31,605	100,065
Israel ETF	0.59	43,702	–
Latin America Small-Cap Index ETF	0.63	50,396	122,867
Poland ETF	0.60	135,291	–
Russia ETF	0.62	1,054,022	–
Russia Small-Cap ETF	0.67	69,763	97,666
Vietnam ETF	0.76	–	–

In addition, Van Eck Securities Corporation, an affiliate of the Adviser, acts as the Funds’ Distributor. Certain officers and a Trustee of the Trust are officers, directors or stockholders of the Adviser and Distributor.

Note 4-Investments–For the year ended December 31, 2013, the cost of purchases and proceeds from sales of investments other than U.S. government obligations and short-term obligations (excluding in-kind transactions described in Note 6) were as follows:

Fund	Cost of Investments Purchased	Proceeds from Investments Sold
Africa Index ETF	$93,128,292	$83,118,677
Brazil Small-Cap ETF	117,154,799	337,996,280
ChinaAMC A-Share ETF	–	–
Colombia ETF	1,328,653	706,749
Egypt Index ETF	36,496,890	31,152,799
Germany Small-Cap ETF	1,050,384	1,051,432
Gulf States Index ETF	6,745,431	4,324,850
India Small-Cap Index ETF	132,331,317	77,672,489
Indonesia Index ETF	68,126,831	68,362,492
Indonesia Small-Cap ETF	4,362,310	4,220,193
Israel ETF	5,533,434	5,557,662
Latin America Small-Cap Index ETF	4,781,732	6,160,441
Poland ETF	6,065,072	6,081,554
Russia ETF	346,710,832	376,575,325
Russia Small-Cap ETF	12,279,010	10,306,663
Vietnam ETF	240,978,863	180,845,145

Note 5–Income Taxes–As of December 31, 2013, for Federal income tax purposes, the identified cost of investments owned, net unrealized appreciation (depreciation), gross unrealized appreciation, and gross unrealized depreciation of investments were as follows:

Fund	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Africa Index ETF	$101,524,558	$17,353,736	$(8,862,885)	$8,490,851
Brazil Small-Cap ETF	261,477,606	30,366,981	(89,811,510)	(59,444,529)
ChinaAMC A-Share ETF	18,401,761	–	–	–
Colombia ETF	3,831,059	226,347	(280,794)	(54,447)
Egypt Index ETF	45,760,795	9,829,681	(6,904,242)	2,925,439
Germany Small-Cap ETF	5,705,242	657,800	(205,989)	451,811
Gulf States Index ETF	13,266,502	4,822,036	(1,810,608)	3,011,428
India Small-Cap Index ETF	134,526,088	13,708,590	(26,046,375)	(12,337,785)
103

MARKET VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(continued)

Fund	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Indonesia Index ETF	$269,356,258	$825,459	$(86,435,622)	$(85,610,163)
Indonesia Small-Cap ETF	7,253,617	159,581	(2,083,474)	(1,923,893)
Israel ETF	27,041,744	3,580,343	(554,524)	3,025,819
Latin America Small-Cap Index ETF	11,433,416	766,209	(3,240,140)	(2,473,931)
Poland ETF	34,293,122	2,032,091	(3,516,745)	(1,484,654)
Russia ETF	1,466,045,838	67,835,510	(300,133,719)	(232,298,209)
Russia Small-Cap ETF	18,394,560	1,744,989	(2,477,907)	(732,918)
Vietnam ETF	365,847,516	53,124,875	(46,070,271)	7,054,604

At December 31, 2013, the components of accumulated earnings (deficit) on a tax basis, for each Fund, were as follows:

Fund	Undistributed Ordinary Income	Accumulated Capital Losses	Qualified Late-Year Losses	Other Temporary Difference	Unrealized Appreciation (Depreciation)	Total
Africa Index ETF	$103,460	$(17,959,311)	$–	$(5,776)	$8,507,276	$(9,354,351)
Brazil Small-Cap ETF	–	(45,409,872)	(11,181,874)	(47,857)	(59,448,061)	(116,087,664)
ChinaAMC A-Share ETF	–	–	(282,062)	(911)	–	(282,973)
Colombia ETF	–	(250,312)	(16,649)	(139)	(54,470)	(321,570)
Egypt Index ETF	31,277	(13,477,342)	–	(2,404)	2,916,359	(10,532,110)
Germany Small-Cap ETF	1,936	(383,723)	(15,052)	(78)	452,437	55,520
Gulf States Index ETF	9,642	(5,577,646)	(4,646)	(1,254)	3,011,429	(2,562,475)
India Small-Cap Index ETF	136,900	(62,553,826)	(1,519,927)	(2,174)	(12,330,351)	(76,269,378)
Indonesia Index ETF	155,966	(50,821,841)	(7,457,625)	(23,465)	(85,706,179)	(143,853,144)
Indonesia Small-Cap ETF	9,217	(1,370,783)	(315,513)	1	(1,923,863)	(3,600,941)
Israel ETF	659,972	–	–	(632)	3,026,609	3,685,949
Latin America Small-Cap Index ETF	68,600	(2,897,597)	(281,071)	(777)	(2,473,524)	(5,584,369)
Poland ETF	15,341	(10,447,278)	(689,661)	(2,375)	(1,483,899)	(12,607,872)
Russia ETF	3,328,244	(970,449,314)	(15,512,923)	(167,417)	(232,298,200)	(1,215,099,610)
Russia Small-Cap ETF	3,466	(2,788,684)	(332,155)	(654)	(732,935)	(3,850,962)
Vietnam ETF	420,874	(108,978,280)	(12,774,302)	(13,850)	7,054,765	(114,290,793)

The tax character of dividends paid to shareholders during the years ended December 31, 2013 and December 31, 2012 were as follows:

	2013 Dividends	2012 Dividends
Fund	Ordinary Income	Ordinary Income	Long-Term Capital Gains
Africa Index ETF	$2,901,500	$2,816,950	$–
Brazil Small-Cap ETF	3,697,200	8,139,751	321,449
ChinaAMC A-Share ETF	663,100	–	–
Colombia ETF	49,000	49,800	–
Egypt Index ETF	912,597	2,659,050	–
Germany Small-Cap ETF	70,000	122,800	–
Gulf States Index ETF	330,000	303,000	–
India Small-Cap Index ETF	489,970	109,850	–
Indonesia Index ETF	6,354,300	7,202,350	–
Indonesia Small-Cap ETF	41,400	40,050	–
Israel ETF	163,000	–	–
Latin America Small-Cap Index ETF	86,400	600,050	–
Poland ETF	972,400	1,189,000	–
Russia ETF	30,496,200	41,297,850	–
Russia Small-Cap ETF	459,982	169,400	–
Vietnam ETF	12,009,950	6,092,200	–
104

Net qualified late year losses incurred after October 31, 2013 and within the taxable year, are deemed to arise on the first day of the Funds’ next taxable year. For the year ended December 31, 2013, the Funds’ intend to defer to January 1, 2014 for federal tax purposes qualified late-year losses as follows:

Fund	Late-Year Ordinary Loss	Post-October Capital Losses
Brazil Small-Cap ETF	$169,819	$11,012,055
ChinaAMC A-Share ETF	282,062	–
Colombia ETF	2,892	13,757
Germany Small-Cap ETF	–	15,052
Gulf States Index ETF	–	4,646
India Small-Cap Index ETF	–	1,519,927
Indonesia Index ETF	–	7,457,625
Indonesia Small-Cap ETF	–	315,513
Latin America Small-Cap Index ETF	–	281,071
Poland ETF	–	689,661
Russia ETF	–	15,512,923
Russia Small-Cap ETF	–	332,155
Vietnam ETF	–	12,774,302

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, each Fund is permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

At December 31, 2013, the Funds had capital loss carryforwards available to offset future capital gains, as follows:

	Post-Effective–	Post-Effective–
	No Expiration	No Expiration
	Short-Term	Long-Term	Amount Expiring in the Year Ended December 31,
Fund	Capital Losses	Capital Losses	2018	2017	2016	2015
Africa Index ETF	$5,202,755	$10,546,127	$1,095,985	$951,177	$163,267	$–
Brazil Small-Cap ETF	16,385,132	29,024,740	–	–	–	–
Colombia ETF	15,048	235,264	–	–	–	–
Egypt Index ETF	6,957,733	6,391,209	128,400	–	–	–
Germany Small-Cap ETF	98,178	285,545	–	–	–	–
Gulf States Index ETF	326,710	3,175,550	835,393	1,233,252	6,741	–
India Small-Cap Index EF	32,722,520	29,831,306	–	–	–	–
Indonesia Index ETF	26,109,841	21,866,130	2,845,870	–	–	–
Indonesia Small-Cap ETF	706,051	664,732	–	–	–	–
Latin America Small-Cap Index ETF	937,477	1,960,120	–	–	–	–
Poland ETF	2,176,683	8,099,269	171,326	–	–	–
Russia ETF	147,992,781	330,537,864	121,306,708	349,754,000	19,808,213	1,049,748
Russia Small-Cap ETF	1,542,900	1,245,784	–	–	–	–
Vietnam ETF	18,681,809	88,436,272	1,860,199	–	–	–
105

MARKET VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(continued)

During the year ended December 31, 2013, as a result of permanent book to tax differences, primarily due to investments in Passive Foreign Investment Companies, foreign currency gains and losses, net operating losses, and tax treatment of in-kind redemptions, the Funds’ incurred differences that affected undistributed (accumulated) net investment income (loss), accumulated net realized gain (loss) on investments and aggregate paid in capital by the amounts in the table below. Net assets were not affected by these reclassifications.

Fund	Increase/Decrease in Accumulated Net Investment Income/Loss	Increase/Decrease in Accumulated Net Realized Gain/Loss	Increase/Decrease in Aggregate Paid in Capital
Africa Index ETF	$1,352	$(491,219)	$489,867
Brazil Small-Cap ETF	140,517	16,273,256	(16,413,773)
ChinaAMC A-Share ETF	4,851,550	(2,308,584)	(2,542,966)
Colombia ETF	(3,044)	3,044	–
Egypt Index ETF	147,868	(884,637)	736,769
Germany Small-Cap ETF	12,652	(679,678)	667,026
Gulf States Index ETF	(166)	41,862	(41,696)
India Small-Cap Index ETF	(180,825)	(114,645)	295,470
Indonesia Index ETF	(228,173)	(2,088,202)	2,316,375
Indonesia Small-Cap ETF	29,148	(270,006)	240,858
Israel ETF	3,199	(286,461)	283,262
Latin America Small-Cap Index ETF	101,670	30,684	(132,354)
Poland ETF	(9,962)	(176,857)	186,819
Russia ETF	(61,770)	39,175,987	(39,114,127)
Russia Small-Cap ETF	202,805	(437,646)	234,841
Vietnam ETF	(820,931)	(3,770,554)	4,591,485

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filings for open tax years (tax years ended December 31, 2010-2012), or expected to be taken in the Funds’ current tax year. The Funds do not have exposure for additional years that might still be open in certain foreign jurisdictions. Therefore, no provision for income tax is required in the Funds’ financial statements. However, the Funds are subject to foreign taxes on the appreciation in value of certain investments. The Funds provide for such taxes on both realized and unrealized appreciation.

The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the year ended December 31, 2013, the Funds did not incur any interest or penalties.

The Indian Finance Minister announced the introduction of a general anti-avoidance rule (“GAAR”) in the Indian tax law in the 2012/2013 budget. GAAR would be applicable where the main purpose of an arrangement is tax avoidance and would empower Indian tax authorities to declare such arrangement as an impermissible avoidance arrangement. Presently, GAAR is expected to become effective tax year beginning 2015. A special committee was constituted by the Indian Revenue authorities to provide clarity and guidance on the application and implementation of GAAR and have submitted preliminary recommendations. As the rules and guidelines have not yet been issued by the Revenue authorities, the Adviser cannot assess whether the India Small-Cap Index ETF, investing through its Mauritius Subsidiary, will fall within the scope of the GAAR provision.

Note 6–Capital Share Transactions–As of December 31, 2013, there were an unlimited number of capital shares of beneficial interest authorized by the Trust with no par value. Shares are issued and redeemed by the Funds only in Creation Units, consisting of 50,000 shares (except for ChinaAMC A-Share ETF which has Creation Units consisting of 100,000 shares), or multiples thereof. The consideration for the purchase or redemption of Creation Units of the Funds generally consists of the in-kind contribution or distribution of securities constituting the Funds’ underlying index plus a small amount of cash. For the year ended December 31, 2013, the Funds had in-kind contributions and redemptions as follows:

Fund	In-Kind Contributions	In-Kind Redemptions
Africa Index ETF	$19,009,973	$6,869,977
Brazil Small-Cap ETF	1,158,392	17,845,702
ChinaAMC A-Share ETF	–	–
Colombia ETF	264,872	–
Egypt Index ETF	7,352,110	5,903,406
106

Fund	In-Kind Contributions	In-Kind Redemptions
Germany Small-Cap ETF	$5,272,011	$4,889,421
Gulf States Index ETF	59,060	–
India Small-Cap Index ETF	3,958,770	1,819,324
Indonesia Index ETF	79,108,685	220,011,686
Indonesia Small-Cap ETF	7,838,004	2,577,733
Israel ETF	31,312,240	5,245,103
Latin America Small-Cap Index ETF	–	1,187,993
Poland ETF	3,557,775	5,315,754
Russia ETF	994,776,798	1,308,554,352
Russia Small-Cap ETF	9,896,962	3,221,497
Vietnam ETF	28,985,417	18,593,889

Note 7–Concentration of Risk–The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index, as indicated in the name of each Fund. The Adviser uses a “passive” or index approach to achieve each Fund’s investment objective by investing in a portfolio of securities that generally replicates the Funds’ index. Each of the Funds is classified as a non-diversified fund under the 1940 Act. Non-diversified funds generally hold securities of fewer issuers than diversified funds and may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers. The Funds may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, currency controls, less reliable information about issuers, different securities transaction clearance and settlement practices, future adverse political and economic developments and local/regional conflicts. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers.

At December 31, 2013, the Adviser owned approximately 11% of ChinaAMC A-Share ETF.

Note 8–Trustee Deferred Compensation Plan–The Trust has a Deferred Compensation Plan (the “Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of the Funds as directed by the Trustees.

The expense for the Plan is included in “Trustees’ fees and expenses” in the Statements of Operations. The liability for the Plan is shown as “Deferred Trustee fees” in the Statements of Assets and Liabilities.

Note 9–Securities Lending–To generate additional income, each of the Funds may lend its securities pursuant to a securities lending agreement with The Bank of New York Mellon, the securities lending agent and also the Funds’ custodian. Each Fund may lend up to 33% of its investments requiring that the loan be continuously collateralized by cash, U.S. government or U.S. government agency securities, shares of an investment trust or mutual fund, or any combination of cash and such securities at all times equal to at least 102% (105% for foreign securities) of the market value plus accrued interest on the securities loaned. During the term of the loan, the Funds will continue to receive any dividends, interest or amounts equivalent thereto, on the securities loaned while receiving a fee from the borrower or earning interest on the investment of the cash collateral. The Funds may pay reasonable finders’, administrative and custodial fees in connection with a loan of its securities and shares the interest earned on the collateral and borrowing fees received with the securities lending agent. Securities lending income is disclosed as such in the Statements of Operations. The collateral for securities loaned is recognized in the Schedules of Investments and the Statements of Assets and Liabilities. The cash collateral is maintained on the Funds’ behalf by the lending agent and is invested in the Bank of New York Overnight Government Fund, the Bank of New York Institutional Cash Reserve, or repurchase agreements collateralized by obligations of the U.S. Treasury and/or Government Agencies. Loans are subject to termination at the option of the borrower or the Funds. Upon termination of the loan, the borrower will return to the lender securities identical to the securities loaned. The Funds bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. As of December 31, 2013, the loans outstanding and the collateral received are included in value of securities on loan and collateral for securities loaned, respectively, in the Statements of Assets and Liabilities.

107

MARKET VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(continued)

Note 10–Bank Line of Credit–Certain Funds may participate in a $200 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Funds at the request of the shareholders and other temporary or emergency purposes. The Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the Funds at rates based on prevailing market rates in effect at the time of borrowings. During the year ended December 31, 2013, the following Funds borrowed under this Facility:

Fund	Days Outstanding	Average Daily Loan Balance	Average Interest Rate	Outstanding Loan Balance as of December 31, 2013
Africa Index ETF	190	$3,879,344	1.60%	$2,236,383
Brazil Small-Cap ETF	264	1,867,977	1.62	359,301
Egypt Index ETF	154	1,937,118	1.59	5,199,398
Gulf States Index ETF	7	466,516	1.59	–
India Small-Cap Index ETF	254	3,371,507	1.62	–
Indonesia Index ETF	286	890,202	1.62	479,978
Indonesia Small-Cap ETF	88	89,078	1.59	–
Latin America Small-Cap Index ETF	2	231,000	1.66	–
Poland ETF	136	149,706	1.59	–
Russia ETF	225	6,466,087	1.62	–
Russia Small-Cap ETF	19	410,210	1.84	–
Vietnam ETF	150	3,492,079	1.61	638,259

Note 11–Custodian Fees–The Funds have entered into an expense offset agreement with the custodian wherein they receive a credit toward the reduction of custodian fees whenever there are uninvested cash balances. The Funds could have invested their cash balances elsewhere if they had not agreed to a reduction in fees under the expense offset agreement with the custodian. For the year ended December 31, 2013, there were no offsets to custodian fees.

Note 12–Share Split–On January 19, 2011, the Adviser announced the Board of Trustees approved a 3 for 1 share split of the Indonesia Index ETF. This split took place for shareholders of record as of the close of business on January 28, 2011 and was payable on January 31, 2011. Fund shares began trading on the split adjusted NAV on February 1, 2011. The Financial Highlights prior to February 1, 2011 for the Fund have been adjusted to reflect the 3 for 1 share split.

On July 1, 2013, the Board of Trustees of the Trust approved a 1 for 3 reverse share splits for Russia Small-Cap ETF, and 1 for 4 reverse share splits for Egypt ETF and India Small-Cap ETF. Fund shares began trading on the split adjusted NAV on July 1, 2013. The Statements of Changes in Net Assets and Financial Highlights prior to July 1, 2013 for the Funds have been adjusted to reflect the 1 for 3 reverse share split.

Note 13–Recent Accounting Pronouncements–The Funds have adopted Accounting Standards Update (“ASU”) No. 2011-11, Balance Sheet (Topic 210) Disclosures about Offsetting Assets and Liabilities, as clarified by ASU No. 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” which requires entities to disclose gross and net information about derivative instruments, repurchase and reverse-repurchase agreements, and securities borrowing and lending transactions that are either: (1) offset in accordance with GAAP, or (2) subject to enforceable master netting arrangement or similar agreements, irrespective of whether they are offset in accordance with GAAP. In addition, ASU No. 2011-11 requires disclosure of collateral received and posted in connection with master netting agreements or similar arrangements. Additional disclosure requirements of ASU No. 2011-11 and ASU No. 2013-01 are reflected in Note 2 to the Funds’ financial statements.

Note 14-Subsequent Event Review–The Funds have evaluated subsequent events and transactions for potential recognition or disclosure through the date the financial statements were issued.

Effective January 7, 2014, China ETF changed its name to ChinaAMC A-Share ETF, and the financial statements have been adjusted to reflect the new name. In addition, the Fund will seek to achieve its investment objective by primarily investing in A-shares. Because the Fund does not satisfy the criteria to qualify as a RQFII or QFII itself, the Fund intends to invest directly in A-shares via the A-share quota granted to the Fund’s sub-adviser, China Asset Management (Hong Kong) Limited.

108

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Market Vectors ETF Trust

We have audited the accompanying statements of assets and liabilities (consolidated as it relates to India Small-Cap Index ETF), including the schedules of investments (consolidated as it relates to India Small-Cap Index ETF), of Africa Index ETF, Brazil Small-Cap ETF, ChinaAMC A-Share ETF (formerly, China ETF), Colombia ETF, Egypt Index ETF, Germany Small-Cap ETF, Gulf States Index ETF, India Small-Cap Index ETF, Indonesia Index ETF, Indonesia Small-Cap ETF, Israel ETF, Latin America Small-Cap Index ETF, Poland ETF, Russia ETF, Russia Small-Cap ETF and Vietnam ETF (sixteen of the series constituting Market Vectors ETF Trust) (the “Funds”) as of December 31, 2013, and the related statements of operations (consolidated as it relates to India Small-Cap Index ETF), the statements of changes in net assets (consolidated as it relates to India Small-Cap Index ETF) and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position (consolidated as it relates to India Small-Cap Index ETF) of Africa Index ETF, Brazil Small-Cap ETF, ChinaAMC A-Share ETF (formerly, China ETF), Colombia ETF, Egypt Index ETF, Germany Small-Cap ETF, Gulf States Index ETF, India Small-Cap Index ETF, Indonesia Index ETF, Indonesia Small-Cap ETF, Israel ETF, Latin America Small-Cap Index ETF, Poland ETF, Russia ETF, Russia Small-Cap ETF and Vietnam ETF (sixteen of the series constituting Market Vectors ETF Trust) at December 31, 2013, the results of their operations (consolidated as it relates to India Small-Cap Index ETF), the changes in their net assets (consolidated as it relates to India Small-Cap Index ETF) and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 24, 2014

109

TAX INFORMATION

(unaudited)

The Funds listed below intend to pass through foreign tax credits in the maximum amounts shown. The gross foreign source income earned during the year ended December 31, 2013 by the Funds was as shown below.

Fund	Foreign Tax Credits	Gross Foreign Source Income
Africa Index ETF	$293,968	$3,385,572
Colombia ETF	1,248	60,390
Germany Small-Cap ETF	5,579	88,698
Gulf States Index ETF	22,550	448,221
Indonesia Index ETF	1,494,569	10,113,553
Indonesia Small-Cap ETF	10,371	78,252
Israel ETF	41,427	210,071
Latin America Small-Cap Index ETF	12,887	157,343
Poland ETF	174,323	1,279,331
Russia ETF	7,970,487	44,947,811
Russia Small-Cap ETF	13,402	126,861

Corporate Dividends Received Deduction

The Funds listed below had the following percentage of ordinary income dividends paid that qualified for the Corporate Dividends Received Deduction in 2013.

Israel ETF	10.06%
Latin America Small-Cap ETF	1.40%
Russia ETF	0.95%
Russia Small-Cap ETF	8.82%
110

MARKET VECTORS ETF TRUST

BOARD OF TRUSTEES AND OFFICERS

(unaudited)

Name, Address[1] and Age	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[3] Overseen	Other Directorships Held By Trustee During Past Five Years

Independent Trustees:

David H. Chow, 56*†	Chairman Trustee	Since 2008 Since 2006	Founder and CEO, DanCourt Management LLC (financial/strategy consulting firm and Registered Investment Adviser), March 1999 to present.	53	Director, Forward Management LLC and Audit Committee Chairman, January 2008 to present; Trustee, Berea College of Kentucky and Vice-Chairman of the Investment Committee, May 2009 to present; Member of the Governing Council of the Independent Directors Council, October 2012 to present; President, July 2013 to present, and Board Member of the CFA Society of Stamford, July 2009 to present.

R. Alastair Short, 60*†	Trustee	Since 2006	President, Apex Capital Corporation (personal investment vehicle), January 1988 to present; Vice Chairman, W.P. Stewart & Co., Inc. (asset management firm), September 2007 to September 2008.	66	Chairman and Independent Director, EULAV Asset Management, January 2011 to present; Independent Director, Tremont offshore funds, June 2009 to present; Director, Kenyon Review; formerly Director of The Medici Archive Project.

Peter J. Sidebottom, 51*†	Trustee	Since 2012	Partner, Bain & Company (management consulting firm), April 2012 to present; Executive Vice President and Senior Operating Committee Member, TD Ameritrade (on-line brokerage firm), February 2009 to January 2012; Executive Vice President, Wachovia Corporation (financial services firm), December 2007 to February 2009.	53	Board Member, Special Olympics, New Jersey, November 2011 to present; Director, The Charlotte Research Institute, December 2000 to present; Board Member, Social Capital Institute, University of North Carolina Charlotte, November 2004 to January 2012.

Richard D. Stamberger, 54*†	Trustee	Since 2006	President and CEO, SmartBrief, Inc. (business media company), 1999-present.	66	Director, SmartBrief, Inc.; Director, Food and Friends, Inc.

Interested Trustee:

Jan F. van Eck, 50[4]	Trustee, President and Chief Executive Officer	Trustee (Since 2006); President and Chief Executive Officer (Since 2009)	Director, President and Owner of the Adviser, Van Eck Associates Corporation; Director and President, Van Eck Securities Corporation (“VESC”); Director and President, Van Eck Absolute Return Advisers Corp. (“VEARA”).	53	Director, National Committee on US- China Relations.

1	The address for each Trustee and officer is 335 Madison Avenue, 19th Floor, New York, New York 10017.
2	Each Trustee serves until resignation, death, retirement or removal. Officers are elected yearly by the Trustees.
3	The Fund Complex consists of the Van Eck Funds, Van Eck VIP Trust and the Trust.
4	“Interested person” of the Trust within the meaning of the 1940 Act. Mr. van Eck is an officer of the Adviser.
*	Member of the Audit Committee.
†	Member of the Nominating and Corporate Governance Committee.
111

MARKET VECTORS ETF TRUST

BOARD OF TRUSTEES AND OFFICERS

(continued) (unaudited)

Officer’s Name, Address[1] and Age	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During The Past Five Years
Russell G. Brennan, 49	Assistant Vice President and Assistant Treasurer	Since 2008	Assistant Vice President and Assistant Treasurer of the Adviser (Since 2008 Manager (Portfolio Administration) of the Adviser (September 2005-2008); Officer of other investment companies advised by the Adviser.

Charles T. Cameron, 53	Vice President	Since 2006	Director of Trading (Since 1995) and Portfolio Manager (Since 1997) for the Adviser; Officer of other investment companies advised by the Adviser.

Simon Chen, 42	Assistant Vice President	Since 2012	Greater China Director of the Adviser (Since January 2012); General Manager, SinoMarkets Ltd. (June 2007 to December 2011).

John J. Crimmins, 56	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	Vice President, Chief Financial Officer and Principal Accounting Officer (Since 2012); Treasurer (Since 2009)	Vice President of Portfolio Administration of the Adviser (Since 2009); Vice President of VESC and VEARA (Since 2009); Chief Financial, Operating and Compliance Officer, Kern Capital Management LLC (September 1997- February 2009); Officer of other investment companies advised by the Adviser.

Eduardo Escario, 38	Vice President	Since 2012	Regional Director, Business Development/Sales for Southern Europe and South America of the Adviser (Since July 2008); Regional Director (Spain, Portugal, South America and Africa) of Dow Jones Indexes and STOXX Ltd. (May 2001-July 2008).

Lars Hamich, 45	Vice President	Since 2012	Managing Director and Chief Executive Officer of Van Eck Global (Europe) GmbH (Since 2009); Chief Executive Officer of Market Vectors Index Solutions GmbH (“MVIS”) (Since June 2011); Managing Director of STOXX Limited (Until 2008).

Wu-Kwan Kit, 32	Assistant Vice President and Assistant Secretary	Since 2011	Assistant Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (Since 2011); Associate, Schulte Roth & Zabel (September 2007- 2011); University of Pennsylvania Law School (August 2004 - May 2007).

Susan C. Lashley, 58	Vice President	Since 2006	Vice President of the Adviser and VESC; Officer of other investment companies advised by the Adviser.

Laura I. Martínez, 33	Assistant Vice President and Assistant Secretary	Since 2008	Assistant Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (Since 2008); Associate, Davis Polk & Wardwell (October 2005-June 2008); Officer of other investment companies advised by the Adviser.

Joseph J. McBrien, 65	Senior Vice President, Secretary and Chief Legal Officer	Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Senior Vice President, General Counsel and Secretary of the Adviser, VESC and VEARA (Since December 2005); Director of VESC and VEARA (Since October 2010); Chief Compliance Officer of the Adviser and VEARA (March 2013 - September 2013) Officer of other investment companies advised by the Adviser.

Ferat Oeztuerk, 30	Assistant Vice President	Since 2012	Sales Associate, Van Eck Global (Europe) GmbH (since November 2011); Account Manager, Vodafone Global Enterprise Limited (January 2011 to October 2011).

Jonathan R. Simon, 39	Vice President and Assistant Secretary	Since 2006	Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (Since 2006); Officer of other investment companies advised by the Adviser.

Bruce J. Smith, 58	Senior Vice President	Since 2006	Senior Vice President, Chief Financial Officer, Treasurer and Controller of the Adviser, VESC and VEARA (Since 1997); Director of the Adviser, VESC and VEARA (Since October 2010); Officer of other investment companies advised by the Adviser.

Janet Squitieri, 52	Chief Compliance Officer	Chief Compliance Officer (since September 2013)	Vice President, Global Head of Compliance of the Adviser, VESC and VEARA (since September 2013); Chief Compliance Officer and Senior Vice President North America of HSBC Global Asset Management NA (August 2010 - September 2013); Chief Compliance Officer North America of Babcock & Brown LP (July 2008 - June 2010).

1	The address for each Officer is 335 Madison Avenue, 19th Floor, New York, New York 10017.
2	Officers are elected yearly by the Trustees.
112

MARKET VECTORS ETF TRUST

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

(unaudited)

At a meeting (the “Meeting”) held on December 3, 2013, the Board of Trustees (the “Board”) of Market Vectors ETF Trust (the “Trust”), including all of the Trustees that are not interested persons of the Trust (the “Independent Trustees”), considered and approved a sub-advisory agreement (the “Sub-Advisory Agreement”) between Van Eck Associates Corporation (the “Adviser”) and China Asset Management (Hong Kong) Limited (the “Sub-Adviser”) with respect to Market Vectors ChinaAMC A-Share ETF (formerly, Market Vectors China ETF) (the “Fund”).

The Board’s approval of the Sub-Advisory Agreement was based on a comprehensive consideration of all of the information available to the Trustees and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered those factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors.

In advance of the Meeting, the Trustees received materials from the Adviser and the Sub-Adviser, as discussed below. Information provided to the Trustees from the Adviser and the Sub-Adviser included various aspects of the proposed changes to the Fund’s investment strategies, the rationale for retaining a sub-adviser that has been granted a quota under the Renminbi Qualified Institutional Investors Scheme (“RQFII quota”) and the RQFII program generally. The Independent Trustees’ consideration of the Sub-Advisory Agreement was based, in part, on information obtained through discussions with the Adviser and the Sub-Adviser at the Meeting regarding the management of the Fund and/or based on their review of the materials provided by the Adviser and the Sub-Adviser, including the background and experience of the portfolio managers and others involved or proposed to be involved on behalf of the Sub-Adviser in the management of the Fund. The Trustees noted that the Sub-Adviser is a wholly-owned subsidiary of China Asset Management Co., China’s largest asset management company in terms of fund assets under management. The Trustees took into account the Sub-Adviser’s experience and investment management process with respect to RQFII funds, including index-based exchange-traded funds, currently managed by the Sub-Adviser. The Trustees also considered the terms of, and scope of services that the Sub-Adviser would provide under the Sub-Advisory Agreement. The Trustees also considered information with respect to the Sub-Adviser’s compliance program.

In addition, the Trustees were given information regarding the expected benefits to the Fund that could be achieved by investing directly in A-shares via the Sub-Adviser’s RQFII quota. The Trustees took into account the unique legal and operational aspects of the Fund and the RQFII program. The Trustees also considered materials relating to the sub-advisory fees to be paid to the Sub-Adviser by the Adviser, the advisory fees to be retained by the Adviser and information provided by the Sub-Adviser with respect to the tracking error of other RQFII funds that it manages and the fees it charges those funds, which are higher than the fees to be paid to it in respect of the Fund. The Trustees concluded that the nature, quality and extent of the services to be provided by the Sub-Adviser were appropriate based on information provided with respect to the Sub-Adviser.

The Independent Trustees were advised by and met in executive session with their independent counsel at the Meeting as part of their consideration of the Sub-Advisory Agreement.

In voting to approve the Sub-Advisory Agreement, the Trustees, including the Independent Trustees, concluded that the terms of the Sub-Advisory Agreement are reasonable and fair in light of the services to be performed, expenses to be incurred and such other matters as the Trustees considered relevant in the exercise of their reasonable judgment. The Trustees also concluded that the sub-advisory fees were reasonable in light of the services to be provided. The Trustees further concluded that Sub-Advisory Agreement is in the best interest of the Fund and the Fund’s shareholders.

113

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by a Market Vectors ETF Trust (the “Trust”) Prospectus and Summary Prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Funds carefully before investing. The prospectus and summary prospectus contains this and other information about the investment company. Please read the prospectus and summary prospectus carefully before investing.

Additional information about the Trust’s Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 1.888.MKT.VCTR, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1.202.942.8090. The Funds’ complete schedules of portfolio holdings are also available by calling 1.888.MKT.VCTR or by visiting vaneck.com.

Investment Adviser:

Van Eck Associates Corporation

Distributor:

Van Eck Securities Corporation
335 Madison Avenue
New York, NY 10017
vaneck.com

Account Assistance:

1.888.MKT.VCTR

MVINTLAR

Item 2. CODE OF ETHICS.

(a)  The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)  Not applicable.

(c)  The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d)  The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e)  Not applicable.

(f)  The Registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     The Registrant's Board of Trustees has determined that David Chow, R.
     Alastair Short and Richard Stamberger, members of the Audit and
     Governance Committees, are "audit committee financial experts" and
     "independent" as such terms are defined in the instructions to Form N-CSR
     Item 3(a)(2).

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     The principal accountant fees disclosed in Item 4(a), 4(b), 4(c), 4(d) and
     4(g) are for the Funds of the Registrant for which the fiscal year end is
     December 31.

(a)  Audit Fees. The aggregate Audit Fees of Ernst & Young for professional services billed for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for the fiscal years ended December 31, 2013 and
     December 31, 2012, were $646,780 and $642,080, respectively.

(b)  Audit-Related Fees. Ernst & Young billed audit-related fees of $16,000 and
     $0 for the fiscal years ended December 31, 2013 and December 31, 2012, respectively.

(c)  Tax  Fees.  The  aggregate  Tax Fees of Ernst & Young for professional services billed for the review of Federal, state and excise tax returns and other tax compliance consultations for the fiscal years ended
     December 31, 2013 and December 31, 2012, were $507,287 and $426,108, respectively.

(d)  All Other Fees

     None.

(e)  The Audit Committee will pre-approve all audit and non-audit services, to be provided to the Fund, by the independent accountants as required by
     Section 10A of the Securities Exchange Act of 1934. The Audit Committee
     has authorized the Chairman of the Audit Committee to approve, between meeting dates, appropriate non-audit services.

     The Audit Committee after considering all factors, including a review of independence issues, will recommend to the Board of Trustees the independent auditors to be selected to audit the financial statements of the Funds.

(f)  Not applicable.

(g)  Not applicable.

(h)  Not applicable.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

     Not applicable.

Item 6. SCHEDULE OF INVESTMENTS.

     Information included in Item 1.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
        MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 8. PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
        COMPANY AND AFFILIATED PURCHASERS.

     Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     None.

Item 11. CONTROLS AND PROCEDURES.

(a)  The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the
     Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3
     (c)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b)
     under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or
     240.15d-15 (b)).

(b)  There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR
     270.30a(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. EXHIBITS.

(a)(1) The code of ethics is attached as EX-99.CODE ETH

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(b)  Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MARKET VECTORS ETF TRUST

By (Signature and Title) /s/ John J. Crimmins, Treasurer and CFO
                         ---------------------------------------
Date March 7, 2014
     -------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Jan F. van Eck, CEO
                        --------------------------
Date March 7, 2014
     -------------

By (Signature and Title)  /s/ John J. Crimmins, Treasurer and CFO
                        ------------------------------------------

Date March 7, 2014
     -------------